                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4
            GROWTH OF A $10,000 INVESTMENT       5

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       6
                          TOP FIVE SECTORS       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      17
             NOTES TO FINANCIAL STATEMENTS      23
            REPORT OF INDEPENDENT AUDITORS      29

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS      30
     FUND OFFICERS AND IMPORTANT ADDRESSES      31

With change, comes opportunity. Portfolio managers who seize today's opportunities will most likely perform well.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 20, 2001

Dear Shareholder,

Remember last year? The economic picture has changed dramatically in just a few months. Now with lower interest rates on the horizon and a possible recession, we are seeing an investment climate that is very different from the one to which we've grown accustomed. With change, however, comes opportunity. Portfolio managers who seize today's investment opportunities will most likely perform well, while those who prefer to recall the good-old days will find the current market environment challenging.

To help you put your fund's recent performance into perspective, this report explains how your fund's portfolio managers invested your money during this challenging time. In the following pages, you will find an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, Van Kampen has managed money long enough to understand market slowdowns are inevitable. But, to help protect yourself against future downturns, consider these time-tested investing principles as you seek to craft a successful investment strategy:

- DIVERSIFY--Owning a well-diversified portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk during sudden market drops. Diversification may improve your long-term portfolio performance and let you sleep better at night.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy that takes into account factors such as your age, family status, and goals. Though no portfolio is immune to volatility, your advisor can work with you to ensure that your portfolio appropriately addresses your long-term financial goals.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your money while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY PEAKED IN MARCH 2000 AND THEN BEGAN A SURPRISINGLY SWIFT DESCENT THROUGH THE END OF MARCH 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.0 PERCENT ON AN ANNUALIZED BASIS FOR THE FOURTH QUARTER OF 2000--A STARK CONTRAST TO THE SECOND-QUARTER HIGH OF 5.6 PERCENT. THIS ECONOMIC DOWNTURN STOKED RECESSION FEARS AS BUSINESS AND CONSUMER DEMAND CONTINUED TO COOL, SPENDING ON EXPORTS WANED AND MANUFACTURING ACTIVITY SLOWED.

CONSUMER SPENDING AND EMPLOYMENT
CORPORATE LAYOFFS, RISING ENERGY COSTS, A WEAKENING STOCK MARKET AND SLOWING ECONOMY CONTINUED TO EXERT PRESSURE ON CONSUMERS' POCKETBOOKS. CONSUMER CONFIDENCE AND SPENDING, WHICH HAD BEEN DECLINING SINCE LATE 2000, REMAINED LOW--BUT REMARKABLY STRONG--THROUGH THE FIRST QUARTER OF 2001. AGAINST THIS ECONOMIC BACKDROP, POLITICIANS, FINANCIAL ANALYSTS AND MAINSTREAM MEDIA WARNED OF A POSSIBLE RECESSION.

ADDING TO THESE GENERAL CONCERNS, THE JOBLESS RATE FOR MARCH CLIMBED TO ITS HIGHEST LEVEL IN ALMOST TWO YEARS--BUT, AT 4.3 PERCENT, UNEMPLOYMENT REMAINED AT HISTORICALLY LOW LEVELS.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.9 PERCENT IN THE 12 MONTHS ENDED MARCH 31. WITH INFLATION PRESSURES BUILDING AND ECONOMIC GROWTH SLOWING RAPIDLY, ALL EYES WERE ON THE FEDERAL RESERVE AS IT FOLLOWED ITS SURPRISE INTEREST-RATE CUT OF 0.50 PERCENT ON JANUARY 3, 2001, WITH TWO HIGHLY ANTICIPATED CUTS OF 0.50 PERCENT EACH, FIRST ON JANUARY 31, AND THEN AGAIN ON MARCH 20, 2001.

THE FED, WHICH HIKED INTEREST RATES THREE TIMES DURING THE FIRST HALF OF 2000, STATED ITS DRAMATIC POLICY REVERSAL AT THE START OF 2001 WAS IN RESPONSE TO RISING ENERGY COSTS AND ERODING CONSUMER AND BUSINESS CONFIDENCE. INDUSTRY ANALYSTS AND INVESTORS CAUTIOUSLY WELCOMED THE FED'S ACTIONS, BUT MANY DECIDED ADDITIONAL RATE CUTS WERE STILL IN ORDER TO WARD OFF A RECESSION AND RETURN GDP TO A HEALTHY AND SUSTAINABLE RATE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(December 31, 1998--December 31, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 98                                                                            5.9
Mar 99                                                                            3.5
Jun 99                                                                            2.5
Sep 99                                                                            5.7
Dec 99                                                                            8.3
Mar 00                                                                            4.8
Jun 00                                                                            5.6
Sep 00                                                                            2.2
Dec 00                                                                              1

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 1999--March 31, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                    INFLATION RATES
                                                                       --------------                    ---------------
Mar 99                                                                      4.75                               1.8
                                                                            4.75                               2.3
                                                                            4.75                               2.1
Jun 99                                                                         5                                 2
                                                                               5                               2.1
                                                                            5.25                               2.3
Sep 99                                                                      5.25                               2.6
                                                                            5.25                               2.6
                                                                             5.5                               2.6
Dec 99                                                                       5.5                               2.7
                                                                             5.5                               2.7
                                                                            5.75                               3.2
Mar 00                                                                         6                               3.8
                                                                               6                               3.1
                                                                             6.5                               3.2
Jun 00                                                                       6.5                               3.7
                                                                             6.5                               3.7
                                                                             6.5                               3.4
Sep 00                                                                       6.5                               3.5
                                                                             6.5                               3.4
                                                                             6.5                               3.4
Dec 00                                                                       6.5                               3.4
                                                                             5.5                               3.7
                                                                             5.5                               3.5
Mar 01                                                                         5                               2.9

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2001)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
One-year total return based on
NAV(1)                                   -1.44%     -2.15%     -2.10%
-------------------------------------------------------------------------
One-year total return(2)                 -7.10%     -5.72%     -3.00%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                14.58%     14.91%     15.08%
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                11.52%     11.99%(3)   11.44%
-------------------------------------------------------------------------
Commencement date                      07/28/93   07/28/93   08/13/93
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fee for Class A Shares is up to .25% and for Class B and Class C Shares is 1%.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See footnote 3 in the Notes to Financial Statements for additional information.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

GROWTH OF A $10,000 INVESTMENT

(July 28, 1993--March 31, 2001)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                                                STANDARD & POOR'S UTILITIES INDEX
                                                                                                REFLECTS THE GENERAL PERFORMANCE
                                                                      UTILITY FUND*               OF ELECTRIC UTILITY STOCKS.*
                                                                      -------------             ---------------------------------
7/28/93                                                                   9427.00                           10000.00
                                                                          9848.00                           10504.00
                                                                          9696.00                            9908.00
3/94                                                                      8994.00                            9094.00
                                                                          8730.00                            9093.00
                                                                          8867.00                            9138.00
                                                                          8742.00                            9128.00
3/95                                                                      9043.00                            9759.00
                                                                          9490.00                           10481.00
                                                                         10228.00                           11650.00
                                                                         10988.00                           12946.00
3/96                                                                     11020.00                           12335.00
                                                                         11382.00                           12952.00
                                                                         11203.00                           12552.00
                                                                         12191.00                           13348.00
3/97                                                                     11911.00                           12902.00
                                                                         12884.00                           13654.00
                                                                         13606.00                           14306.00
                                                                         15324.00                           16619.00
3/98                                                                     16773.00                           17544.00
                                                                         16514.00                           17752.00
                                                                         16591.00                           18563.00
                                                                         18083.00                           19044.00
3/99                                                                     16798.00                           17265.00
                                                                         18962.00                           19271.00
                                                                         18304.00                           18353.00
                                                                         20706.00                           17365.00
3/00                                                                     23423.00                           18767.00
                                                                         23049.00                           20031.00
                                                                         26270.00                           26516.00
                                                                         24978.00                           27704.00
3/01                                                                     23086.00                           25742.00


This chart compares your fund's performance to that of the Standard & Poor's Utilities Index over time.

This index is an unmanaged broad-based, statistical composite and its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and an annual 12b-1 fee of up to 0.25 percent. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
* Hypo(R) Provided by Towers Data, Bethesda, MD

TOP TEN HOLDINGS(+)

(as a percentage of long-term investments--March 31, 2001)


1.   EL PASO ENERGY              5.5%
     Supplies natural gas to the United
     States and northern Mexico.

2.   TECO ENERGY                 4.6%
     Provides electricity and natural gas
     to customers primarily in Florida.

3.   EXELON                      4.6%
     Distributes electricity and natural
     gas to customers in Illinois and
     Pennsylvania.

4.   NRG ENERGY                  4.5%
     Owns and operates power plants
     predominately in the United States.

5.   WILLIAMS COMPANIES          4.1%
     Explores for, produces and
     distributes oil and natural gas
     worldwide.

6.   KINDER MORGAN               3.8%
     Operates natural gas pipelines
     throughout the United States and
     provides natural gas to customers in
     the Midwest.

7.   KEYSPAN                     3.7%
     Provides natural gas and electricity
     to customers in New York and New
     England.

8.   DOMINION RESOURCES          3.6%
     Distributes electricity and natural
     gas to customers in the midwest and
     mid-atlantic United States.

9.   CALPINE                     3.5%
     Owns and operates power plants and
     sells electricity predominately in
     the United States.

10.  RELIANT ENERGY              2.7%
     Provides electric and natural-gas
     services to customers in the United
     States, South America, and India.

(+)Subject to change daily. All information is provided for information purposes only and should not be deemed as a recommendation to buy the securities mentioned. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment banking services for the companies listed.

TOP FIVE SECTORS*

(as a percentage of long-term investments--March 31, 2001)

 [BAR GRAPH]   PORTFOLIO AT A GLANCE

                                                                              March 31, 2001
Electric Utilities                                                                     48.20
Gas Utilities                                                                          16.90
Multi-Utilities                                                                         8.30
Integrated Telecommunications Services                                                  7.00
Alternative Carriers                                                                    6.50

* These sectors represent broad groupings of related industries. Subject to change daily.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN UTILITY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED MARCH 31, 2001. THE TEAM IS LED BY CHRISTINE DRUSCH, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE AUGUST 1997 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1985. SHE IS JOINED BY PORTFOLIO MANAGERS DAVID MCLAUGHLIN AND SEAN CONNER. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET DURING THE REPORTING PERIOD, AND TO WHAT DO YOU ATTRIBUTE THE FUND'S PERFORMANCE?

A   As evidence of a slowing economy
became more apparent during the reporting period, the stock market came to a halt. Although the Federal Reserve Board switched its monetary policy from tightening to easing during the period, the stock market was unable to regain upside momentum. Companies across all industries reported results short of expectations. Often an entire sector fell on the bad news of one company. Investors seemed to fear that the worst was not over yet. These factors contributed to a generally difficult period for stock investors.

    However, the utilities sector outperformed the stock market during the period. Investors moved out of high-growth names and turned their focus to "old economy" stocks, including utilities. In addition, utilities have experienced a recent boom in demand. The explosion of computer, Internet and wireless telephone usage has created a need for uninterrupted service to home and corporate users. This demand has fueled new growth in traditional utility companies.

    Not only has energy demand been increasing, but supply has been short. A hot summer followed by a cold winter nearly depleted natural gas reserves, and wells have produced less than average for the past couple of years. The fund has benefited from the heightened need for natural gas to fire new generating plants.

    Industry deregulation continued to stumble along, despite the negative publicity surrounding California's deregulation. Lawmakers deregulated the wholesale side of the business, but not the retail side. Price caps remained in place, effectively freezing consumer prices, but the utility companies supplying energy to the consumers were forced to buy it from wholesalers at higher spot market prices. Complicating matters, few new power plants have been built in California in the last decade--severely restricting the energy providers' capacity to supply its customers with power.

    During the past two years, unseasonably hot weather in California and a technology-driven economy placed even greater demands for electricity on the state's system, which was already nearing maximum capacity. Prices began to climb. But, because price caps do not allow the utilities to pass their higher operating costs on to the consumers, the incumbent California utilities and state-run power exchange began to hemorrhage red ink to the tune of billions of dollars. The capacity constraints in the state also resulted in power outages almost on a daily basis. This situation contributed to volatility in the utilities market. However, the fund benefited from strong performance among some of its holdings that were able to sell excess power generation into regions with shortages.

    During the reporting period, we believe that the fund held its ground well. The fund returned -1.44 percent for the 12 months ended March 31, 2001 (Class A shares at net asset value; including a 12b-1 fee of up to 0.25 percent and excluding a maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower.) Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figure shown. Please refer to the chart and footnotes on page 4 for additional fund performance results.

    By comparison, the fund's benchmark index, the Standard & Poor's Utilities Index, returned 37.27 percent during the reporting period. The fund's underperformance was largely due to its weighting in telecommunications services. The fund's prospectus classifies telecommunications services as part of the utilities industry. Conversely, the benchmark index does not include telecommunications services stocks and therefore was not hindered by that area's poor performance. However, the fund outperformed its peer group, the Lipper Utility Fund Index, which returned -5.64 percent during the reporting period. The S&P Utilities Index is a broad-based, unmanaged index that reflects the general performance of electric utility stocks. The Lipper Utility Fund Index is a statistical composite of the 30 largest utility funds in the Lipper database. Past performance is no guarantee of future results. The indexes are statistical composites and their returns not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Q   GIVEN THIS ENVIRONMENT OF
    HEIGHTENED DEMAND AND INDUSTRY DEREGULATION, WHAT WAS YOUR STRATEGY FOR MANAGING THE FUND?

A   During the reporting period, we
focused primarily on power producers
and natural gas companies. We have seen electricity demand increase for the last few years because of the booming economy--new wealth has spurred demand for computers and Internet access. When people think about the Internet and how it has revolutionized the way the world does business, it may not be obvious that all this new technology is powered by electricity. This should bode well for electric companies.

    The increased demand for electricity has benefited power producers who have embraced deregulation. When utilities were regulated by the state governments, it was beneficial for these companies to spend because they were guaranteed a return on their investment. Companies built nuclear plants and windmill farms. As the utilities slowly become deregulated, the companies are not necessarily guaranteed a return on what they are spending. Construction of new generation facilities has halted. However, companies that embraced deregulation built generation facilities that would provide a non-regulated economic return, and these companies now have excess electricity to sell when shortages occur.

    As with electricity, the demand for natural gas has been greater than the supply. In the United States, natural gas production has been declining, even though more and more rigs are employed in the search for natural gas. The problem is that the newly discovered reserves have not been high-production reserves. Therefore, the country's ability to produce natural gas has been declining. So, as demand has increased, natural gas prices have increased, and the fund benefited during the reporting period from its holdings in this industry.

Q   CAN YOU GIVE SOME EXAMPLES
    OF STOCKS THAT CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE PERIOD?

A   The fund's best-performing stock
for the reporting period was Calpine, a domestic company that is building electricity generation plants and is an established player in California, one of the key regions with electricity shortages. The fund's holdings in Reliant Energy, Dynegy, El Paso, and Southern Companies also contributed to performance. These companies also benefited from selling their excess generation into areas with shortages.

    Another top performer was Exelon, formed of the merger between Unicom and PECO Energy. Exelon has been able to buy nuclear energy facilities at a relatively low cost and then sell the generation at a nice profit.

    Keep in mind that not all stocks in the fund performed well, nor is there any guarantee that these stocks will perform as well or will be held by the fund in the future. For additional fund highlights, please refer to page 6.

Q   WHAT STOCKS DISAPPOINTED?

A   Telecommunications has been the
weakest area of the utilities market recently, and we decreased the fund's telecommunications exposure during the period. After questions arose last spring about the sustainability of technology and telecommunications valuations, we have seen a stop in telecommunications growth. These companies are losing financing to fund their business plans.

    For example, one of the fund's worst performing stocks was Winstar Communications, which defaulted on its debt. (It was sold from the portfolio prior to default but after the close of the period.) Winstar lost capital funding from telecommunications equipment maker Lucent Technologies (not held by the fund). Without financing, Winstar could not continue to grow its business and build out its facilities.

Q   WHAT IS YOUR OUTLOOK FOR
    THE UPCOMING MONTHS?

A   While we cannot predict natural
gas prices or how hot the summer will be, we believe electricity demand may continue to be strong, while supply may lag. Therefore, companies that can exploit the shortages may profit. We anticipate natural gas prices to continue to be higher than average because there may not be enough supply to offset demand. Regardless of the weather, summer is an injection period, which means that reserves are built up in the summer in order to have enough to burn in the winter. The hot summer last year kept reserves at a low level. If we experience strong demand again this summer and natural gas production continues to decline, reserves will not build as needed. This would cause natural gas prices to remain high.

    Our outlook for telecommunications is somewhat cautious. Without capital, these companies cannot run their businesses. However, we believe the Fed will continue to ease interest rates, which may help the markets rebound. With fears of recession subsiding, capital may become available again, and we might see some of these telecommunications companies rebound.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

DEREGULATION: The process of allowing utility companies to engage in open competition to offer customers new and expanded services, as ushered in by revised state legislation.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

NEW ECONOMY: Refers to companies among the electronic and high-tech sectors such as the Internet, telecommunications, biochemicals, and semiconductors.

OLD ECONOMY: Refers to established companies among more traditional sectors such as industrial and manufacturing services.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  76.2%
ALTERNATIVE CARRIERS  5.0%
Broadwing, Inc. (a).........................................  172,600   $  3,305,290
Cable & Wireless, PLC--ADR (United Kingdom).................  117,100      2,412,260
France Telecom S.A.--ADR (France)...........................   21,600      1,253,880
Global Crossing Ltd. (Bermuda) (a)..........................  112,280      1,514,657
Qwest Communications Intl., Inc. (a)........................  107,081      3,753,189
Tele Danmark A/S--ADR (Denmark).............................  107,800      1,859,550
                                                                        ------------
                                                                          14,098,826
                                                                        ------------
ELECTRIC UTILITIES  39.5%
AES Corp. ..................................................   55,282      2,761,899
Allegheny Energy, Inc. .....................................   63,600      2,942,136
Calpine Corp. (a)...........................................   36,800      2,026,576
CMS Energy Corp. ...........................................  103,700      3,068,483
Consolidated Edison, Inc. ..................................   46,600      1,728,860
Constellation Energy Group, Inc. ...........................   74,700      3,294,270
Dominion Resources, Inc. ...................................  108,400      6,988,548
DQE, Inc. ..................................................  137,500      4,008,125
DTE Energy Co. .............................................   58,100      2,312,380
Duke Energy Corp. ..........................................   40,000      1,709,600
Dynegy, Inc. ...............................................   31,400      1,601,714
Entergy Corp. ..............................................   86,300      3,279,400
Exelon Corp. ...............................................  181,100     11,880,160
GPU, Inc. ..................................................   43,975      1,428,748
Montana Power Co. (a).......................................   53,200        750,120
Niagara Mohawk Holdings, Inc. (a)...........................  148,500      2,509,650
Northeast Utilities.........................................   49,500        860,310
NRG Energy, Inc. (a)........................................  322,400     11,735,360
NSTAR.......................................................  114,600      4,389,180
OGE Energy Corp. ...........................................   81,100      1,864,489
Pinnacle West Capital Corp. ................................  121,800      5,586,966
PPL Corp. ..................................................   94,300      4,145,428
Public Service Co. of New Mexico............................  102,900      2,985,129
Reliant Energy, Inc. .......................................  155,300      7,027,325
Southern Co. ...............................................  141,600      4,968,744
TECO Energy, Inc. ..........................................  396,600     11,882,136

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
ELECTRIC UTILITIES (CONTINUED)
TXU Corp. ..................................................   34,100   $  1,409,012
Xcel Energy, Inc. ..........................................   88,350      2,660,218
                                                                        ------------
                                                                         111,804,966
                                                                        ------------
GAS UTILITIES  14.1%
El Paso Corp. ..............................................  156,223     10,201,362
KeySpan Corp. ..............................................  251,800      9,601,134
National Fuel Gas Co. ......................................  127,900      6,852,882
Nicor, Inc. ................................................  145,400      5,419,058
NiSource, Inc. .............................................  175,596      5,464,548
Southern Union Co. (a)......................................   13,000        273,000
Southwest Gas Corp. ........................................   76,200      1,588,770
WGL Holdings, Inc. .........................................   20,000        553,000
                                                                        ------------
                                                                          39,953,754
                                                                        ------------
INDUSTRIAL CONGLOMERATES  0.7%
Mirant Corp. (a)............................................   57,700      2,048,350
                                                                        ------------

INTEGRATED TELECOMMUNICATION SERVICES  5.7%
ALLTEL Corp. ...............................................   57,300      3,005,958
BellSouth Corp. ............................................   74,800      3,060,816
SBC Communications, Inc. ...................................   55,400      2,472,502
Sprint Corp. ...............................................   61,800      1,358,982
Verizon Communications, Inc. ...............................  125,500      6,187,150
Winstar Communications, Inc. (a)............................        1              2
                                                                        ------------
                                                                          16,085,410
                                                                        ------------
MULTI-UTILITIES  7.2%
Enron Corp. ................................................   24,000      1,394,400
Sierra Pacific Resources....................................  156,928      2,322,534
Utilicorp United, Inc. .....................................  186,600      6,038,376
Williams Cos., Inc. ........................................  251,800     10,789,630
                                                                        ------------
                                                                          20,544,940
                                                                        ------------
OIL & GAS EXPLORATION & PRODUCTION  2.2%
Apache Corp. ...............................................  106,300      6,123,943
                                                                        ------------

WIRELESS TELECOMMUNICATION SERVICES  1.8%
China Mobile (Hong Kong) Ltd.--ADR (Hong Kong) (a)..........  228,000      5,018,280
                                                                        ------------

TOTAL COMMON STOCKS..................................................    215,678,469
                                                                        ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
CONVERTIBLE PREFERRED STOCKS  9.5%
ALTERNATIVE CARRIERS  1.0%
Global Crossing Ltd., 7.000% (Convertible into 42,253 common
  shares) (Bermuda).........................................    9,000   $  1,144,125
Global Crossing Ltd., 7.000%, 144A--Private Placement
  (Convertible into 59,154 common shares) (Bermuda) (b).....   12,600      1,601,775
                                                                        ------------
                                                                           2,745,900
                                                                        ------------
DIVERSIFIED FINANCIAL SERVICES  0.7%
Amdocs Ltd., TRACES, 6.750% (Convertible into 41,007 common
  shares)...................................................   48,800      2,074,000
                                                                        ------------

ELECTRIC UTILITIES  4.2%
Calpine Capital Trust III, 5.000% (Convertible into 46,040
  common shares)............................................   40,000      2,905,000
Calpine Capital Trust, 5.750% (Convertible into 74,002
  common shares)............................................   21,600      4,098,600
Dominion Resources, Inc., PIES, 9.500% (Convertible into
  32,190 common shares).....................................   39,400      2,453,438
Duke Energy Corp. (a).......................................   61,200      1,667,700
TXU Corp., PRIDES, 9.250% (Convertible into 15,043 common
  shares)...................................................   14,800        691,160
                                                                        ------------
                                                                          11,815,898
                                                                        ------------
GAS UTILITIES  0.0%
NiSource, Inc. (a)..........................................   33,886         93,525
                                                                        ------------

INTEGRATED TELECOMMUNICATION SERVICES  0.1%
Winstar Communications, Inc., Ser F, 7.250% (Convertible
  into 435,730 common shares)...............................   18,000        166,500
                                                                        ------------

OIL & GAS REFINING & MARKETING  3.5%
Kinder Morgan, Inc. PEPS, 8.250% (Convertible into 180,000
  common shares)............................................  144,000      9,993,600
                                                                        ------------

TOTAL CONVERTIBLE PREFERRED STOCKS...................................     26,889,423
                                                                        ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          CORPORATE BONDS  2.9%
          CABLE TELEVISION  0.7%
$1,000    Continental Cablevision, Inc................ 8.300%   05/15/06   $  1,082,099
 1,000    Cox Communications, Inc..................... 6.875    06/15/05      1,023,909
                                                                           ------------
                                                                              2,106,008
                                                                           ------------
          ELECTRIC UTILITIES  0.7%
 1,000    Texas Utilities Electric Co................. 8.250    04/01/04      1,069,823
 1,000    Union Electric Co........................... 7.375    12/15/04      1,056,446
                                                                           ------------
                                                                              2,126,269
                                                                           ------------
          INTEGRATED TELECOMMUNICATION SERVICES  0.7%
 1,000    ALLTEL Corp................................. 7.125    03/01/03      1,025,792
 1,000    Sprint Corp................................. 8.125    07/15/02      1,026,384
                                                                           ------------
                                                                              2,052,176
                                                                           ------------
          MULTI-UTILITIES  0.4%
 1,000    Enron Corp.................................. 7.125    05/15/07      1,041,123
                                                                           ------------

          TELECOMMUNICATIONS  0.4%
 1,000    WorldCom, Inc............................... 7.750    04/01/07      1,021,658
                                                                           ------------
TOTAL CORPORATE BONDS...................................................      8,347,234
                                                                           ------------
          CONVERTIBLE CORPORATE OBLIGATIONS  3.5%
          CABLE TELEVISION  1.6%
 3,992    Adelphia Communications Corp. (Convertible
          into 71,941 common shares).................. 6.000    02/15/06      3,905,174
   700    AT&T Corp.--Liberty Media
          Group--144A--Private Placement (Convertible
          into 16,064 shares of Sprint PCS Group
          common stock) (b)........................... 4.000    11/15/29        468,832
                                                                           ------------
                                                                              4,374,006
                                                                           ------------
          GAS UTILITIES  1.4%
 9,000    El Paso Corp.--144A--Private Placement
          (Convertible into 43,085 common shares)
          (b).........................................   *      02/28/21      4,038,750
                                                                           ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          WIRELESS TELECOMMUNICATION SERVICES  0.5%
$1,447    Hutchinson Whampoa Ltd.--ADR (United
          Kingdom)--144A--Private Placement
          (Convertible into 284,495 common shares)
          (b)......................................... 2.875%   09/15/03   $  1,395,451
                                                                           ------------

TOTAL CONVERTIBLE CORPORATE OBLIGATIONS.................................      9,808,207
                                                                           ------------

TOTAL LONG-TERM INVESTMENTS  92.1%
  (Cost $225,836,179)...................................................    260,723,333

U.S. GOVERNMENT AGENCY  5.9%
Federal Home Loan Mortgage Discount Note ($16,784,000 par, yielding
  5.131%, 04/02/01 maturity)
  (Cost $16,781,608)....................................................     16,781,608
                                                                           ------------

TOTAL INVESTMENTS  98.0%
  (Cost $242,617,787)...................................................    277,504,941
OTHER ASSETS IN EXCESS OF LIABILITIES  2.0%.............................      5,707,237
                                                                           ------------

NET ASSETS  100.0%......................................................   $283,212,178
                                                                           ============

 *  Zero coupon bond

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

ADR--American Depositary Receipt
PIES--Premium Income Exchange Securities
PRIDES--Preferred Redeemable Increased Dividend Equity Security, traded in shares
TRACES--Trust Automatic Common Exchange Securities
PEPS--Premium Equity Partnership Securities

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2001

ASSETS:
Total Investments (Cost $242,617,787).......................  $277,504,941
Cash........................................................         8,146
Receivables:
  Investments Sold..........................................     8,104,549
  Fund Shares Sold..........................................       663,043
  Dividends.................................................       461,354
  Interest..................................................       261,136
Other.......................................................       101,497
                                                              ------------
    Total Assets............................................   287,104,666
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     2,843,634
  Fund Shares Repurchased...................................       469,667
  Distributor and Affiliates................................       206,713
  Investment Advisory Fee...................................       154,945
Trustees' Deferred Compensation and Retirement Plans........       125,101
Accrued Expenses............................................        92,428
                                                              ------------
    Total Liabilities.......................................     3,892,488
                                                              ------------
NET ASSETS..................................................  $283,212,178
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $236,614,618
Net Unrealized Appreciation.................................    34,887,154
Accumulated Net Realized Gain...............................    11,354,851
Accumulated Undistributed Net Investment Income.............       355,555
                                                              ------------
NET ASSETS..................................................  $283,212,178
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $169,655,106 and 8,380,871 shares of
    beneficial interest issued and outstanding).............  $      20.24
    Maximum sales charge (5.75%* of offering price).........          1.23
                                                              ------------
    Maximum offering price to public........................  $      21.47
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $87,006,095 and 4,315,751 shares of
    beneficial interest issued and outstanding).............  $      20.16
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $26,550,977 and 1,317,335 shares of
    beneficial interest issued and outstanding).............  $      20.16
                                                              ============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended March 31, 2001

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $28,367).....    $  5,274,414
Interest....................................................       2,349,152
                                                                ------------
    Total Income............................................       7,623,566
                                                                ------------
EXPENSES:
Investment Advisory Fee.....................................       1,612,679
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $378,025, $783,831 and $183,068,
  respectively).............................................       1,344,924
Shareholder Services........................................         350,711
Legal.......................................................          27,285
Custody.....................................................          22,118
Trustees' Fees and Related Expenses.........................           5,833
Other.......................................................         236,205
                                                                ------------
    Total Expenses..........................................       3,599,755
    Less Credits Earned on Cash Balances....................           9,120
                                                                ------------
    Net Expenses............................................       3,590,635
                                                                ------------
NET INVESTMENT INCOME.......................................    $  4,032,931
                                                                ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $ 25,758,967
                                                                ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      73,435,949
  End of the Period.........................................      34,887,154
                                                                ------------
Net Unrealized Depreciation During the Period...............     (38,548,795)
                                                                ------------
NET REALIZED AND UNREALIZED LOSS............................    $(12,789,828)
                                                                ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $ (8,756,897)
                                                                ============

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended March 31, 2001 and 2000

                                                          YEAR ENDED        YEAR ENDED
                                                        MARCH 31, 2001    MARCH 31, 2000
                                                        --------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................. $   4,032,931      $  2,266,516
Net Realized Gain......................................    25,758,967        15,579,388
Net Unrealized Appreciation/Depreciation During the
  Period...............................................   (38,548,795)       38,194,175
                                                        -------------      ------------
Change in Net Assets from Operations...................    (8,756,897)       56,040,079
                                                        -------------      ------------

Distributions from and in Excess of Net Investment
  Income:
  Class A Shares.......................................    (2,629,121)       (1,295,698)
  Class B Shares.......................................      (750,990)       (1,005,190)
  Class C Shares.......................................      (201,329)          (79,744)
                                                        -------------      ------------
                                                           (3,581,440)       (2,380,632)
                                                        -------------      ------------

Distributions from Net Realized Gain:
  Class A Shares.......................................   (14,290,715)       (3,740,190)
  Class B Shares.......................................    (6,821,026)       (4,770,849)
  Class C Shares.......................................    (2,044,394)         (376,929)
                                                        -------------      ------------
                                                          (23,156,135)       (8,887,968)
                                                        -------------      ------------
Total Distributions....................................   (26,737,575)      (11,268,600)
                                                        -------------      ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....   (35,494,472)       44,771,479
                                                        -------------      ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..............................   212,997,956        32,510,689
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.........................................    22,798,835         9,916,837
Cost of Shares Repurchased.............................  (116,570,880)      (40,829,395)
                                                        -------------      ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.....   119,225,911         1,598,131
                                                        -------------      ------------
TOTAL INCREASE IN NET ASSETS...........................    83,731,439        46,369,610
NET ASSETS:
Beginning of the Period................................   199,480,739       153,111,129
                                                        -------------      ------------
End of the Period (Including accumulated undistributed
  net investment income of $355,555 and ($95,936),
  respectively)........................................ $ 283,212,178      $199,480,739
                                                        =============      ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    YEAR ENDED      NINE MONTHS          YEAR ENDED
                                     MARCH 31,         ENDED              JUNE 30,
CLASS A SHARES                    ---------------    MARCH 31,    ------------------------
                                   2001     2000       1999        1998     1997     1996
                                  --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................  $22.66   $17.47     $17.66      $16.44   $15.30   $13.39
                                  ------   ------     ------      ------   ------   ------
  Net Investment Income.........     .39      .35        .31         .43      .64      .54
  Net Realized and Unrealized
    Gain/Loss...................    (.61)    6.28        .01        3.91     1.31     2.07
                                  ------   ------     ------      ------   ------   ------
Total from Investment
  Operations....................    (.22)    6.63        .32        4.34     1.95     2.61
                                  ------   ------     ------      ------   ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income......................     .36      .36        .30         .48      .61      .70
  Distributions from and in
    Excess of Net Realized
    Gain........................    1.84     1.08        .21        1.69      .20      -0-
  Return of Capital
    Distributions...............     -0-      -0-        -0-         .95      -0-      -0-
                                  ------   ------     ------      ------   ------   ------
Total Distributions.............    2.20     1.44        .51        3.12      .81      .70
                                  ------   ------     ------      ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD........................  $20.24   $22.66     $17.47      $17.66   $16.44   $15.30
                                  ======   ======     ======      ======   ======   ======

Total Return (a)................  -1.44%   39.44%      1.72%*     28.17%   13.20%   19.93%
Net Assets at End of the Period
  (In millions).................  $169.7   $ 89.1     $ 62.1      $ 60.4   $ 52.5   $ 57.7
Ratio of Expenses to Average Net
  Assets (b)....................   1.16%    1.26%      1.24%       1.30%    1.41%    1.38%
Ratio of Net Investment Income
  to Average Net Assets (b).....   1.91%    1.76%      2.29%       2.47%    4.03%    3.61%
Portfolio Turnover..............     44%      32%        13%*        23%     102%     121%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25%.

(b) For the years ended June 30, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    YEAR ENDED      NINE MONTHS          YEAR ENDED
                                     MARCH 31,         ENDED              JUNE 30,
CLASS B SHARES                    ---------------    MARCH 31,    ------------------------
                                   2001     2000       1999        1998     1997     1996
                                  --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................  $22.60   $17.44     $17.63      $16.43   $15.30   $13.36
                                  ------   ------     ------      ------   ------   ------
  Net Investment Income.........     .26      .20        .21         .31      .52      .43
  Net Realized and Unrealized
    Gain/Loss...................    (.64)    6.26        .01        3.89     1.30     2.08
                                  ------   ------     ------      ------   ------   ------
Total from Investment
  Operations....................    (.38)    6.46        .22        4.20     1.82     2.51
                                  ------   ------     ------      ------   ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income......................     .22      .22        .20         .36      .49      .57
  Distributions from and in
    Excess of Net Realized
    Gain........................    1.84     1.08        .21        1.69      .20      -0-
  Return of Capital
    Distributions...............     -0-      -0-        -0-         .95      -0-      -0-
                                  ------   ------     ------      ------   ------   ------
Total Distributions.............    2.06     1.30        .41        3.00      .69      .57
                                  ------   ------     ------      ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD........................  $20.16   $22.60     $17.44      $17.63   $16.43   $15.30
                                  ======   ======     ======      ======   ======   ======

Total Return (a)................  -2.15%   38.30%      1.21%*     27.20%   12.30%   19.08%
Net Assets at End of the Period
  (In millions).................  $ 87.0   $101.3     $ 84.1      $ 86.8   $ 83.3   $ 92.9
Ratio of Expenses to Average Net
  Assets (b)....................   1.91%    2.01%      1.99%       2.07%    2.17%    2.13%
Ratio of Net Investment Income
  to Average Net Assets (b).....   1.18%    1.01%      1.53%       1.74%    3.27%    2.86%
Portfolio Turnover..............     44%      32%        13%*        23%     102%     121%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of 1%.

(b) For the years ended June 30, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    YEAR ENDED      NINE MONTHS          YEAR ENDED
                                     MARCH 31,         ENDED              JUNE 30,
CLASS C SHARES                    ---------------    MARCH 31,    ------------------------
                                   2001     2000       1999        1998     1997     1996
                                  --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................  $22.59   $17.43     $17.62      $16.43   $15.29   $13.36
                                  ------   ------     ------      ------   ------   ------
  Net Investment Income.........     .24      .20        .21         .31      .50      .47
  Net Realized and Unrealized
    Gain/Loss...................    (.61)    6.26        .01        3.88     1.33     2.03
                                  ------   ------     ------      ------   ------   ------
Total from Investment
  Operations....................    (.37)    6.46        .22        4.19     1.83     2.50
                                  ------   ------     ------      ------   ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income......................     .22      .22        .20         .36      .49      .57
  Distributions from and in
    Excess of Net Realized
    Gain........................    1.84     1.08        .21        1.69      .20      -0-
  Return of Capital
    Distributions...............     -0-      -0-        -0-         .95      -0-      -0-
                                  ------   ------     ------      ------   ------   ------
Total Distributions.............    2.06     1.30        .41        3.00      .69      .57
                                  ------   ------     ------      ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD........................  $20.16   $22.59     $17.43      $17.62   $16.43   $15.29
                                  ======   ======     ======      ======   ======   ======

Total Return (a)................  -2.10%   38.32%      1.22%*     27.14%   12.37%   19.00%
Net Assets at End of the Period
  (In millions).................  $ 26.6   $  9.2     $  7.0      $  5.9   $  4.9   $  5.0
Ratio of Expenses to Average Net
  Assets (b)....................   1.91%    2.01%      1.99%       2.06%    2.17%    2.13%
Ratio of Net Investment Income
  to Average Net Assets (b).....   1.17%    1.01%      1.53%       1.73%    3.23%    2.78%
Portfolio Turnover..............     44%      32%        13%*        23%     102%     121%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of 1%.

(b) For the years ended June 30, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Utility Fund (the "Fund") is organized as a series of Van Kampen Equity Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide its shareholders with capital appreciation and current income. The Fund commenced investment operations on July 28, 1993, with two classes of common shares, Class A and Class B Shares. The distribution of the Fund's Class C Shares commenced on August 13, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Portfolio securities are valued by using market quotations or prices provided by market makers. Any securities for which current market quotations are not readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001

C. INCOME AND EXPENSE Dividend income is recorded net of applicable withholding taxes on the ex-dividend date; interest income is recorded on an accrual basis. Bond discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November, 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and discounts on fixed income securities. The Fund currently does not amortize premium on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premium. The adjustment will reduce accumulated undistributed net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. As of March 31, 2001, the cumulative effect adjustment to reflect the amortization of premium would be $176,624.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At March 31, 2001, for federal income tax purposes the cost of long- and short-term investments is $242,617,802, the aggregate gross unrealized appreciation is $44,529,195 and the aggregate gross unrealized depreciation is $9,642,056, resulting in net unrealized appreciation on long- and short-term investments of $34,887,139.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included as ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the year ended March 31, 2001, the Fund's custody fee was reduced by $9,120 as a result of credits earned on overnight cash balances.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     0.65%
Next $500 million...........................................     0.60%
Over $1 billion.............................................     0.55%

    For the year ended March 31, 2001, the Fund recognized expenses of approximately $5,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each Fund. For the year ended March 31, 2001, the Fund recognized expenses of approximately $56,800 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of other and legal expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2001, the Fund recognized expenses of approximately $240,700. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $95,081 are included in "Other Assets" on the Statement of Assets and Liabilities at March 31, 2001. Appreciation/depreciation and distribution received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable for a

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001

ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At March 31, 2001, capital aggregated $154,726,445, $54,963,455 and $26,924,718 for Classes A, B and C, respectively. For the year ended March 31, 2001, transactions were as follows:

                                                             SHARES          VALUE
Sales:
  Class A................................................   5,384,281    $ 118,576,011
  Class B................................................   3,109,971       69,549,801
  Class C................................................   1,092,837       24,872,144
                                                           ----------    -------------
Total Sales..............................................   9,587,089    $ 212,997,956
                                                           ==========    =============
Dividend Reinvestment:
  Class A................................................     675,498    $  14,515,642
  Class B................................................     307,000        6,564,516
  Class C................................................      80,460        1,718,677
                                                           ----------    -------------
Total Dividend Reinvestment..............................   1,062,958    $  22,798,835
                                                           ==========    =============
Repurchases:
  Class A................................................  (1,609,993)   $ (34,753,270)
  Class B................................................  (3,581,160)     (76,237,765)
  Class C................................................    (261,296)      (5,579,845)
                                                           ----------    -------------
Total Repurchases........................................  (5,452,449)   $(116,570,880)
                                                           ==========    =============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001

    At March 31, 2000, capital aggregated $56,388,062, $55,086,903 and
$5,913,742 for Classes A, B and C, respectively. For the year ended March 31, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     827,297    $ 17,303,040
  Class B.................................................     617,832      12,565,190
  Class C.................................................     127,931       2,642,459
                                                            ----------    ------------
Total Sales...............................................   1,573,060    $ 32,510,689
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     233,973    $  4,571,971
  Class B.................................................     259,439       5,038,767
  Class C.................................................      15,753         306,099
                                                            ----------    ------------
Total Dividend Reinvestment...............................     509,165    $  9,916,837
                                                            ==========    ============
Repurchases:
  Class A.................................................    (684,221)   $(13,679,242)
  Class B.................................................  (1,219,325)    (24,471,150)
  Class C.................................................    (137,567)     (2,679,003)
                                                            ----------    ------------
Total Repurchases.........................................  (2,041,113)   $(40,829,395)
                                                            ==========    ============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended March 31, 2001 and March 31, 2000, 2,486,489 and 237,933 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the year ended March 31, 2001, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001

imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the year ended March 31, 2001, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $174,800 and CDSC on redeemed shares of approximately $142,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $187,516,936 and $99,905,239, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the year ended March 31, 2001, are payments retained by Van Kampen of approximately $715,200.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Utility Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Utility Fund (the "Fund"), as of March 31, 2001 and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Fund for the year ended March 31, 2001 and the financial highlights for each of the five years in the period then ended were audited by other auditors whose report dated May 5, 2000 expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with the custodian and brokers or other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2001 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at March 31, 2001, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

[SIG]

Chicago, Illinois

May 10, 2001

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf (TDD)
  users, call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN UTILITY FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended March 31, 2001. The Fund designated and paid $22,977,122 as a long-term capital gain distribution. Shareholders were sent a 2000 Form 1099-DIV in January 2001, representing their proportionate share of this capital gain distribution. For corporate shareholders 100% of the distributions qualify for the dividend received deductions.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940,

  as amended.

    Copyright (C) 2001 Van Kampen Funds Inc. All Rights Reserved.

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4
            GROWTH OF A $10,000 INVESTMENT       6

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       7
                       TOP FIVE INDUSTRIES       7
          Q&A WITH YOUR PORTFOLIO MANAGERS       8
                         GLOSSARY OF TERMS      12

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      13
                      FINANCIAL STATEMENTS      19
             NOTES TO FINANCIAL STATEMENTS      25
            REPORT OF INDEPENDENT AUDITORS      31

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS      32
     FUND OFFICERS AND IMPORTANT ADDRESSES      33

With change, comes opportunity. Portfolio managers who seize today's opportunities will most likely perform well.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 20, 2001

Dear Shareholder,

Remember last year? The economic picture has changed dramatically in just a few months. Now with lower interest rates on the horizon and a possible recession, we are seeing an investment climate that is very different from the one to which we've grown accustomed. With change, however, comes opportunity. Portfolio managers who seize today's investment opportunities will most likely perform well, while those who prefer to recall the good-old days will find the current market environment challenging.

To help you put your fund's recent performance into perspective, this report explains how your fund's portfolio managers invested your money during this challenging time. In the following pages, you will find an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, Van Kampen has managed money long enough to understand market slowdowns are inevitable. But, to help protect yourself against future downturns, consider these time-tested investing principles as you seek to craft a successful investment strategy:

- DIVERSIFY--Owning a well-diversified portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk during sudden market drops. Diversification may improve your long-term portfolio performance and let you sleep better at night.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy that takes into account factors such as your age, family status, and goals. Though no portfolio is immune to volatility, your advisor can work with you to ensure that your portfolio appropriately addresses your long-term financial goals.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your money while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY PEAKED IN MARCH 2000 AND THEN BEGAN A SURPRISINGLY SWIFT DESCENT THROUGH THE END OF MARCH 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.0 PERCENT ON AN ANNUALIZED BASIS FOR THE FOURTH QUARTER OF 2000--A STARK CONTRAST TO THE SECOND-QUARTER HIGH OF 5.6 PERCENT. THIS ECONOMIC DOWNTURN STOKED RECESSION FEARS AS BUSINESS AND CONSUMER DEMAND CONTINUED TO COOL, SPENDING ON EXPORTS WANED AND MANUFACTURING ACTIVITY SLOWED.

CONSUMER SPENDING AND EMPLOYMENT
CORPORATE LAYOFFS, RISING ENERGY COSTS, A WEAKENING STOCK MARKET AND SLOWING ECONOMY CONTINUED TO EXERT PRESSURE ON CONSUMERS' POCKETBOOKS. CONSUMER CONFIDENCE AND SPENDING, WHICH HAD BEEN DECLINING SINCE LATE 2000, REMAINED LOW--BUT REMARKABLY STRONG--THROUGH THE FIRST QUARTER OF 2001. AGAINST THIS ECONOMIC BACKDROP, POLITICIANS, FINANCIAL ANALYSTS AND MAINSTREAM MEDIA WARNED OF A POSSIBLE RECESSION.

ADDING TO THESE GENERAL CONCERNS, THE JOBLESS RATE FOR MARCH CLIMBED TO ITS HIGHEST LEVEL IN ALMOST TWO YEARS--BUT, AT 4.3 PERCENT, UNEMPLOYMENT REMAINED AT HISTORICALLY LOW LEVELS.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.9 PERCENT IN THE 12 MONTHS ENDED MARCH 31. WITH INFLATION PRESSURES BUILDING AND ECONOMIC GROWTH SLOWING RAPIDLY, ALL EYES WERE ON THE FEDERAL RESERVE AS IT FOLLOWED ITS SURPRISE INTEREST-RATE CUT OF 0.50 PERCENT ON JANUARY 3, 2001, WITH TWO HIGHLY ANTICIPATED CUTS OF 0.50 PERCENT EACH, FIRST ON JANUARY 31, AND THEN AGAIN ON MARCH 20, 2001.

THE FED, WHICH HIKED INTEREST RATES THREE TIMES DURING THE FIRST HALF OF 2000, STATED ITS DRAMATIC POLICY REVERSAL AT THE START OF 2001 WAS IN RESPONSE TO RISING ENERGY COSTS AND ERODING CONSUMER AND BUSINESS CONFIDENCE. INDUSTRY ANALYSTS AND INVESTORS CAUTIOUSLY WELCOMED THE FED'S ACTIONS, BUT MANY DECIDED ADDITIONAL RATE CUTS WERE STILL IN ORDER TO WARD OFF A RECESSION AND RETURN GDP TO A HEALTHY AND SUSTAINABLE RATE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(December 31, 1998--December 31, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 1999--March 31, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                    INFLATION RATES
                                                                       --------------                    ---------------
Mar 99                                                                      4.75                               1.80
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2001)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
One-year total return based on
NAV(1)                                  -38.95%    -39.49%    -39.43%
-------------------------------------------------------------------------
One-year total return(2)                -42.46%    -41.76%    -39.89%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                19.56%     20.02%     20.16%
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                22.69%     23.28%     23.27%
-------------------------------------------------------------------------
Commencement date                      12/27/95   12/27/95   12/27/95
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns do include Rule 12b-1 fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and Rule 12b-1 fee. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fee for Class A Shares is up to .25% and for Class B and Class C Shares is 1%.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    From the Fund's Inception through the period ended September 30, 1999, certain fees were waived and expenses were voluntarily reimbursed by the Fund's adviser which had a material affect of the Fund's total return. Had these fees not been waived and expenses reimbursed, the Fund's total return would have been lower. The fee waiver and expense reimbursements were involuntary in nature and have been discontinued at the Adviser's discretion.

    The factor impacting the Fund's total return for the life of the Fund was the Fund's investments in initial public offerings (IPOs) in 1996. These investments had a greater affect on fund performance in 1996 than similar investments made in subsequent years, in part because of the smaller size of the Fund in 1996. There is no assurance that the Fund's future investments in IPOs will have the same impact on performance as occurred in 1996.

    Market forecasts provided in this report may not necessarily come to pass.

GROWTH OF A $10,000 INVESTMENT

(December 27, 1995--March 31, 2001)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                                                   STANDARD & POOR'S 500 INDEX
                                                                                                 MEASURES THE PERFORMANCE OF 500
                                                                                                 STOCKS AND REFLECTS THE GENERAL
                                                                       GROWTH FUND*             PERFORMANCE OF THE STOCK MARKET.*
                                                                       ------------             ---------------------------------
12/27/95                                                                   9425                               10000
3/96                                                                      11310                               10621
                                                                          12912                               11096
                                                                          14213                               11437
                                                                          15390                               12389
3/97                                                                      15213                               12723
                                                                          17561                               14940
                                                                          21168                               16057
                                                                          19546                               16516
3/98                                                                      23134                               18815
                                                                          24326                               19435
                                                                          18768                               17505
                                                                          24100                               21227
3/99                                                                      24857                               22283
                                                                          26180                               23851
                                                                          26180                               22365
                                                                          38335                               25688
3/00                                                                      48020                               26272
                                                                          44557                               25573
                                                                          49203                               25327
                                                                          37275                               23348
3/01                                                                      29315                               20586

This chart compares your fund's performance to that of the Standard & Poor's 500 Index over time.

This index is an unmanaged broad-based, statistical composite and its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The fund commenced operation in 1995 with limited capital invested primarily by the adviser's affiliate. While the fund had been available for sale in a limited number of states, prior to February 3, 1997, the fund had not engaged in a broad continuous public offering, had limited public investors, and was not subject to redemption requests. The fund's adviser believes that the portfolio had been managed substantially the same as if the fund had been open for investment to all public investors. No assurances can be given, however, that the fund's investment performance would have been the same during the period if the fund had been broadly distributed.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and an annual 12b-1 fee of up to 0.25 percent. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
* Hypo(R) Provided by Towers Data, Bethesda, MD

TOP TEN HOLDINGS*

(as a percentage of long-term investments--March 31, 2001)


1.   HOT TOPIC                   2.4%
     Retails clothing, accessories, and
     other merchandise for teens and young
     adults.

2.   WASHINGTON MUTUAL           2.1%
     Provides financial services in the
     western and southern United States.

3.   BED, BATH & BEYOND          2.1%
     Sells home furnishings and domestic
     items through a nationwide chain of
     retail stores.

4.   INTERNATIONAL GAME
     TECHNOLOGY                  2.0%
     Manufactures slot machines and video
     gaming machines for clients
     worldwide.

5.   VENATOR GROUP               2.0%
     Operates athletic supply and apparel
     stores worldwide, including Foot
     Locker and Northern Reflections.

6.   AFFILIATED COMPUTER
     SERVICES                    1.9%
     Provides information technology
     services to clients worldwide.

7.   GOLDEN WEST FINANCIAL       1.8%
     Provides financial services and
     operates banks primarily in the
     western United States.

8.   SUNGARD DATA SYSTEMS        1.8%
     Develops software and provides
     computer services.

9.   CARDINAL HEALTH             1.8%
     Provides products and services to
     health-care suppliers and
     manufacturers.

10.  PACIFIC SUNWEAR OF
     CALIFORNIA                  1.7%
     Retails casual apparel, footwear
     and accessories for teens and young
     adults.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments--March 31, 2001)

[BAR GRAPH]                                      PORTFOLIO AT A GLANCE

                                                                            March 31, 2001
Restaurants                                                                            7.5
Semiconductors                                                                         7.4
Specialty Stores                                                                       5.7
IT Consulting & Services                                                               5.6
Oil & Gas Equipment & Services                                                           5

* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED MARCH 31, 2001. THE TEAM IS LED BY JEFF
D. NEW, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE ITS INCEPTION IN 1995 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1987. HE IS JOINED BY MICHAEL DAVIS AND
MARY JAYNE MALY, SENIOR PORTFOLIO MANAGERS, WHO BOTH JOINED THE TEAM IN 1998. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q   WHAT MARKET FACTORS INFLUENCED
    THE FUND'S RETURN DURING
    THE REPORTING PERIOD?

A   It was an extremely difficult time
to invest in the stock market. Shortly before the reporting period began, the Nasdaq--home to many of the companies found in the Van Kampen Growth Fund--reached its peak of 5048 on March 10, 2000. However, a slowing economy, stemming partially from six Federal Reserve interest-rate increases in 1999 and 2000, resulted in dramatically lower corporate earnings expectations. A year-long market decline followed, the extent and suddenness of which was as powerful as the market appreciation of the late 1990s. The Nasdaq ended the reporting period at 1840, down a stunning 60 percent for the 12 months.

    Though in early 2001 the Fed aggressively lowered interest rates, its actions did little to soothe investors. The market sell-off continued as concerns about worsening corporate earnings overwhelmed the possible relief to be provided by lower interest rates. By the end of the reporting period, major market indexes fell to levels not seen in two years. With their high valuations and dependence on earnings growth in an uncertain economic environment, stocks of growth companies were especially hard-hit by this downturn. The performance of growth stocks substantially trailed that of value stocks during the 12-month reporting period--as evidenced by the 43 percent decline of the Russell 1000(R) Growth Index compared to the
0.3 percent increase of the Russell 1000(R) Value Index.

    In this challenging period, the Van Kampen Growth Fund returned -38.95 percent during the 12 months ending March 31, 2001, while the Standard & Poor's 500 Index returned -21.67 percent. The fund's underperformance stemmed from the exceptionally weak results of growth stocks during the reporting period.
As an additional point of comparison,
the Russell Midcap(R) Growth Index returned -45.42 percent during the reporting period. Performance information for the fund reflects Class A shares

THE MANAGERS' INVESTMENT APPROACH

WE PURCHASE STOCKS THAT MEET OUR CRITERIA OF POSITIVE FUTURE FUNDAMENTALS AND ATTRACTIVE CURRENT VALUATIONS. BY OUR DEFINITION, A COMPANY WITH POSITIVE FUTURE FUNDAMENTALS HAS AT LEAST ONE OF THE FOLLOWING TRAITS: CONSISTENT EARNINGS GROWTH; ACCELERATING EARNINGS GROWTH; BETTER-THAN-EXPECTED FUNDAMENTALS; OR AN UNDERLYING CHANGE IN A COMPANY, INDUSTRY, OR REGULATORY ENVIRONMENT. WE EVALUATE STOCKS USING A "BOTTOM-UP" APPROACH--IN OTHER WORDS, ON A COMPANY-BY-COMPANY BASIS.

at net asset value, including a 12b-1 fee of up to 0.25 percent and excluding a maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. As a result of recent market activity, current performance may vary from the figures shown. Past performance is no guarantee of future results. The S&P 500 is a market-weighted index of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The Russell Midcap Growth Index measures the performance of midcap companies with higher price-to-book ratios and higher forecasted growth values. These indexes are unmanaged statistical composites and their returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q   IN LIGHT OF MARKET CONDITIONS,
    WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

A   In every market environment, we
follow a consistent investment strategy (see sidebar above). During this reporting period, we had some difficulty executing our strategy because, as a result of a broad-based decline in economic conditions, fewer companies exhibited the positive future fundamentals we seek. Many companies, especially those in the technology and manufacturing sectors, experienced declining earnings expectations. Because the earnings outlook decreased or became less certain for these and many other companies, we increasingly focused on:

- Companies with earnings that were relatively insensitive to a slowing economy, such as health care and certain financial firms

- Companies in which we had confidence in their long-term fundamental position and that appeared to offer an attractive valuation with potentially less downside risk

    During this reporting period we also placed particular emphasis on the valuation aspect of our investment discipline. Growth stocks depend on earnings to sustain their valuations and, as we previously indicated, earnings were deteriorating for many firms. However, companies with lower valuations are generally less vulnerable to sharp drops in their stock prices. Regardless, in the market environment of the past year, there were few safe havens for growth stock investors. Our portfolio-management approach was somewhat more defensive than normal.

Q   IN WHAT WAYS DID THE
    PORTFOLIO CHANGE DURING THE REPORTING PERIOD?

A   As we indicated, our investment
discipline led us to significantly reduce our weighting in technology stocks as fundamentals in that sector deteriorated. The investments that increasingly met our criteria, and thus received additional weight in the fund, included financial and consumer-discretionary stocks. Financials offered attractive valuations and generally strong fundamentals. Furthermore, certain financial companies, such as mortgage lenders, traditionally benefit from an environment of declining interest rates. In adding stocks to the fund, we focused on companies that have traditionally been less sensitive to corporate credit risk, such as Washington Mutual, Golden West Financial and Countrywide Credit.

    The fund's weighting in consumer discretionary stocks also rose. This sector featured some companies that, in our opinion, had strong fundamentals, reasonable valuations and modest sensitivity to a slowing economy. Some of the companies we found attractive were mid-cap apparel retailers Hot Topic (the fund's largest holding as of March 31, 2001), Chico's FAS and Pacific Sunwear. We also added positions in slot-machine manufacturer International Game Technology and restaurant chain Cheesecake Factory.

Q   WHICH OF YOUR INVESTMENTS
    WERE THE STRONGEST CONTRIBUTORS TO RESULTS?

A   International Game Technology
helped fund performance more than any other stock during the reporting period. This company--a leading maker of slot machines--benefited from casinos upgrading their games to incorporate new technologies.

    Two other companies we mentioned--Hot Topic and Chico's FAS--also boosted performance. Hot Topic, which targets teens with its music-themed apparel, maintained strong fundamentals in the face of a slowing economy. So did Chico's, a maker of women's apparel. The company's existing stores continued to perform very well, while Chico's successfully met consumer demand by opening new stores.

    Other stocks helped the fund's results, including:

- Waters, which supplies high-performance instrumentation used in the health care, chemical and environmental industries

- Calpine, an independent power company

- Alza, a drug manufacturer

- USA Education (formerly Sallie Mae), a buyer of student loans

      Of course, not all of the stocks in the fund performed as favorably, nor is there any guarantee these stocks will continue to perform as well or be held by the fund in the future. For additional fund highlights, please refer to page 7.

Q   WHICH INVESTMENTS HURT
    FUND PERFORMANCE?

A   In previous reports, technology
stocks were usually mentioned as the fund's strongest performers. The opposite was true during this reporting period. In response to sharp cutbacks in corporate technology spending, technology stocks experienced rapid declines in their fundamentals. Very few companies in this sector were spared. Among the fund's most negative contributors to performance were:

- Palm, a maker of handheld computers

- Celestica, an electronics contract manufacturer for technology companies

- Brocade Communications, whose products facilitate electronic data storage

- Analog Devices, Vitesse Semiconductor, Applied Micro Circuits, Atmel and Triquint Semiconductor, all semiconductor manufacturers

- Ariba, a developer of Web-based software to track online purchases

    Consistent with our stock-selection discipline, we sold all of these stocks except Atmel and Analog Devices. We held these because, in our opinion, their low valuations and their fundamentals did not make them sell candidates at this point.

Q   DO YOU SEE BETTER DAYS
    AHEAD FOR THE STOCK MARKET AND THE FUND?

A   For the long-term, we are
optimistic that lower interest rates will eventually have their desired effect and strengthen the economy. But in the short-term, the economic environment continues to deteriorate and remains highly uncertain. (Note: On April 18, 2001, the Federal Reserve surprised the markets by lowering interest rates by a half percentage point.)

    Looking ahead, we do see a number of positive signs for the market. Specifically, we've recently seen stock valuations fall to what we believe are more reasonable levels. This may translate into a lower downside risk for stock investors. We're also encouraged by past trends because, historically, periods of negative stock returns have eventually been followed by a period of positive returns--though past performance is no guarantee of future results.

    As we noted in the previous shareholder report, predicting the stock market is very difficult and is something we do not focus on. Instead, our focus is in constructing a portfolio of individual stocks that meet our investment criteria. Despite the rough times, this remains our approach.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share and quality of management.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  95.1%
ALTERNATIVE CARRIERS  0.3%
Time Warner Telecom, Inc., Class A (a)......................   16,000   $    582,000
                                                                        ------------
APPAREL & ACCESSORIES  2.8%
Genesco, Inc. (a)...........................................  114,000      3,123,600
Jones Apparel Group, Inc. (a)...............................   54,000      2,041,200
Polo Ralph Lauren Corp., Class A (a)........................   26,000        689,668
                                                                        ------------
                                                                           5,854,468
                                                                        ------------
APPAREL RETAIL  4.7%
Hot Topic, Inc. (a).........................................  166,000      4,648,000
Pacific Sunwear of California (a)...........................  124,000      3,410,000
TJX Cos., Inc. .............................................   48,000      1,536,000
                                                                        ------------
                                                                           9,594,000
                                                                        ------------
APPLICATION SOFTWARE  2.5%
Autodesk, Inc. .............................................   40,000      1,222,500
BEA Systems, Inc. (a).......................................   36,000      1,057,500
Cadence Design Systems, Inc. (a)............................   80,000      1,479,200
Rational Software Corp. (a).................................   46,000        816,500
Siebel Systems, Inc. (a)....................................   18,000        489,600
                                                                        ------------
                                                                           5,065,300
                                                                        ------------
BANKS  3.7%
Golden West Financial Corp. ................................   55,000      3,569,500
Washington Mutual, Inc. ....................................   76,000      4,161,000
                                                                        ------------
                                                                           7,730,500
                                                                        ------------
BIOTECHNOLOGY  0.5%
IDEC Pharmaceuticals Corp. (a)..............................   24,000        960,000
                                                                        ------------

BROADCASTING & CABLE TV  0.9%
Charter Communications Inc., Class A (a)....................   86,000      1,945,750
                                                                        ------------

CASINO & GAMING  1.9%
International Game Technology (a)...........................   79,000      3,977,650
                                                                        ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
CONSUMER FINANCE  3.1%
Capital One Financial Corp. ................................   37,000   $  2,053,500
Countrywide Credit Industries, Inc. ........................   40,000      1,974,000
Providian Financial Corp. ..................................   50,000      2,452,500
                                                                        ------------
                                                                           6,480,000
                                                                        ------------
DATA PROCESSING SERVICES  2.1%
BISYS Group, Inc. (a).......................................   35,000      1,870,312
First Data Corp. ...........................................   40,000      2,388,400
                                                                        ------------
                                                                           4,258,712
                                                                        ------------
DEPARTMENT STORES  0.6%
Federated Department Stores, Inc. (a).......................   30,000      1,246,500
                                                                        ------------

DIVERSIFIED COMMERCIAL SERVICES  0.8%
Republic Services, Inc., Class A (a)........................   90,000      1,687,500
                                                                        ------------

DIVERSIFIED FINANCIAL SERVICES  2.6%
Convergys Corp. (a).........................................   16,000        577,120
Federated Investors, Inc., Class B..........................   44,000      1,247,400
Lehman Brothers Holdings, Inc. .............................   10,000        627,000
SEI Investments Co. ........................................   21,800        679,887
USA Education, Inc. ........................................   30,000      2,179,500
                                                                        ------------
                                                                           5,310,907
                                                                        ------------
DIVERSIFIED METALS & MINING  0.8%
Heller Financial, Inc., Class A.............................   45,000      1,581,750
                                                                        ------------

ELECTRICAL COMPONENTS & EQUIPMENT  0.3%
Flextronics International Ltd. -- ADR (Singapore) (a).......   46,000        690,000
                                                                        ------------

ELECTRIC UTILITIES  1.1%
Calpine Corp. (a)...........................................   41,000      2,257,870
                                                                        ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS  3.5%
Amphenol Corp., Class A (a).................................   27,000        850,500
PerkinElmer, Inc. ..........................................   22,000      1,153,900
Sanmina Corp. (a)...........................................  106,000      2,073,625
Tektronix, Inc. ............................................   55,000      1,500,950
Waters Corp. (a)............................................   36,000      1,672,200
                                                                        ------------
                                                                           7,251,175
                                                                        ------------
FOOD DISTRIBUTORS  1.0%
Fleming Cos., Inc. .........................................   79,000      2,010,550
                                                                        ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
GENERAL MERCHANDISE STORES  1.6%
Chico's FAS, Inc. (a).......................................   98,000   $  3,215,625
                                                                        ------------

HEALTH CARE DISTRIBUTORS & SERVICES  3.0%
AmeriSource Health Corp., Class A (a).......................   42,000      2,060,100
Cardinal Health, Inc. ......................................   36,000      3,483,000
Patterson Dental Co. (a)....................................   22,000        681,281
                                                                        ------------
                                                                           6,224,381
                                                                        ------------
HEALTH CARE FACILITIES  3.2%
Health Management Associates, Inc., Class A (a).............  119,000      1,850,450
HEALTHSOUTH Corp. (a).......................................   77,000        992,530
Quest Diagnostics, Inc. (a).................................   19,000      1,688,530
Universal Health Services, Inc., Class B (a)................   24,000      2,119,200
                                                                        ------------
                                                                           6,650,710
                                                                        ------------
HEALTH CARE SUPPLIES  0.8%
Allergan, Inc. .............................................   23,000      1,705,450
                                                                        ------------

HOTELS  1.1%
Starwood Hotels & Resorts Worldwide, Inc., Class B..........   66,900      2,275,269
                                                                        ------------

HOUSEHOLD PRODUCTS  1.1%
Oakley, Inc. (a)............................................  130,000      2,310,100
                                                                        ------------

INDUSTRIAL CONGLOMERATES  0.5%
Mirant Corp. (a)............................................   29,000      1,029,500
                                                                        ------------

INTERNET SOFTWARE & SERVICES  0.8%
RSA Security, Inc. (a)......................................   63,000      1,555,312
                                                                        ------------

IT CONSULTING & SERVICES  5.3%
Acxiom Corp. (a)............................................   42,000        876,750
Affiliated Computer Services, Inc., Class A (a).............   58,000      3,764,200
Check Point Software Technologies Ltd. -- ADR (Israel)
  (a).......................................................   57,000      2,707,500
SunGard Data Systems, Inc. (a)..............................   72,000      3,544,560
                                                                        ------------
                                                                          10,893,010
                                                                        ------------
LEISURE PRODUCTS  1.4%
Mattel, Inc. ...............................................  167,000      2,962,580
                                                                        ------------

LIFE & HEALTH INSURANCE  0.7%
John Hancock Financial Services.............................   35,000      1,345,750
                                                                        ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
MANAGED HEALTH CARE  4.3%
Caremark Rx, Inc. (a).......................................  128,000   $  1,669,120
Oxford Health Plans, Inc. (a)...............................   98,000      2,621,500
UnitedHealth Group, Inc. ...................................   40,000      2,370,400
Wellpoint Health Networks, Inc. (a).........................   24,000      2,287,440
                                                                        ------------
                                                                           8,948,460
                                                                        ------------
MOTORCYCLE MANUFACTURERS  1.4%
Harley-Davidson, Inc. ......................................   74,000      2,808,300
                                                                        ------------

MULTI-LINE INSURANCE  1.6%
Loews Corp. ................................................   56,000      3,326,960
                                                                        ------------

OIL & GAS DRILLING  1.7%
Nabors Industries, Inc. (a).................................   27,000      1,399,680
Noble Drilling Corp. (a)....................................   44,000      2,031,040
                                                                        ------------
                                                                           3,430,720
                                                                        ------------
OIL & GAS EQUIPMENT & SERVICES  4.8%
Baker Hughes, Inc. .........................................   56,000      2,033,360
Smith International, Inc. (a)...............................   17,000      1,193,400
Tidewater, Inc. ............................................   73,000      3,299,600
UTI Energy Corp. (a)........................................  109,000      3,297,250
                                                                        ------------
                                                                           9,823,610
                                                                        ------------
PHARMACEUTICALS  2.1%
Forest Laboratories, Inc. (a)...............................   40,000      2,369,600
King Pharmaceuticals, Inc. (a)..............................   48,000      1,956,000
                                                                        ------------
                                                                           4,325,600
                                                                        ------------
PROPERTY & CASUALTY INSURANCE  1.3%
MBIA, Inc. .................................................    8,000        645,440
Old Republic International Corp. ...........................   68,000      1,931,200
                                                                        ------------
                                                                           2,576,640
                                                                        ------------
RESTAURANTS  7.1%
Brinker International, Inc. (a).............................  106,500      2,972,415
CEC Entertainment, Inc. (a).................................   72,000      3,193,200
Cheesecake Factory, Inc. (a)................................   63,500      2,337,594
RARE Hospitality International, Inc. (a)....................  114,000      2,835,750
Ruby Tuesday, Inc. .........................................  173,000      3,392,530
                                                                        ------------
                                                                          14,731,489
                                                                        ------------
SEMICONDUCTOR EQUIPMENT  0.4%
Lam Research Corp. (a)......................................   39,000        926,250
                                                                        ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
SEMICONDUCTORS  7.1%
Analog Devices, Inc. (a)....................................   65,000   $  2,355,600
Atmel Corp. (a).............................................   95,000        932,187
Celestica, Inc. (a).........................................   97,000      2,675,260
Integrated Device Technology, Inc. (a)......................   48,000      1,421,280
International Rectifier Corp. (a)...........................   64,000      2,592,000
Linear Technology Corp. ....................................   23,000        944,438
Microchip Technology, Inc. (a)..............................   44,000      1,113,750
Micron Technology, Inc. (a).................................   11,000        456,830
National Semiconductor Corp. (a)............................   77,000      2,059,750
                                                                        ------------
                                                                          14,551,095
                                                                        ------------
SOFT DRINKS  0.8%
Pepsi Bottling Group, Inc. .................................   45,000      1,710,450
                                                                        ------------

SPECIALTY STORES  5.4%
Bed Bath & Beyond, Inc. (a).................................  167,000      4,101,938
Footstar, Inc. (a)..........................................   81,000      3,252,150
Venator Group, Inc. (a).....................................  281,000      3,877,800
                                                                        ------------
                                                                          11,231,888
                                                                        ------------
SYSTEMS SOFTWARE  1.4%
Mercury Interactive Corp. (a)...............................   26,000      1,088,750
Micromuse, Inc. (a).........................................   20,000        755,800
Symantec Corp. (a)..........................................   27,000      1,128,938
                                                                        ------------
                                                                           2,973,488
                                                                        ------------
TELECOMMUNICATIONS EQUIPMENT  3.0%
Comverse Technology, Inc. (a)...............................   15,000        883,350
L-3 Communications Holdings, Inc. (a).......................   37,000      2,921,150
Scientific-Atlanta, Inc. ...................................   59,000      2,453,810
                                                                        ------------
                                                                           6,258,310
                                                                        ------------
TOTAL LONG-TERM INVESTMENTS  95.1%
  (Cost $200,712,809)................................................    196,275,579

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001

                                                                           MARKET
DESCRIPTION                                                                VALUE
REPURCHASE AGREEMENT  10.0%
Goldman Sachs ($20,595,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 03/30/01, to be sold on
04/02/01 at $20,603,993) (Cost $20,595,000)..........................   $ 20,595,000
                                                                        ------------

TOTAL INVESTMENTS  105.1%
  (Cost $221,307,809)................................................    216,870,579
LIABILITIES IN EXCESS OF OTHER ASSETS  (5.1%)........................    (10,617,915)
                                                                        ------------

NET ASSETS  100.0%...................................................   $206,252,664
                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2001

ASSETS:
Total Investments (Cost $221,307,809).......................  $216,870,579
Cash........................................................         2,293
Receivables:
  Investments Sold..........................................     8,058,151
  Fund Shares Sold..........................................     1,608,576
  Dividends.................................................        17,816
  Interest..................................................         5,995
Other.......................................................        52,475
                                                              ------------
    Total Assets............................................   226,615,885
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................    18,876,418
  Fund Shares Repurchased...................................       952,227
  Distributor and Affiliates................................       209,530
  Investment Advisory Fee...................................       136,952
Accrued Expenses............................................       119,095
Trustees' Deferred Compensation and Retirement Plans........        68,999
                                                              ------------
    Total Liabilities.......................................    20,363,221
                                                              ------------
NET ASSETS..................................................  $206,252,664
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $240,666,220
Accumulated Net Investment Loss.............................       (91,642)
Net Unrealized Depreciation.................................    (4,437,230)
Accumulated Distributions in Excess of Net Realized Gain....   (29,884,684)
                                                              ------------
NET ASSETS..................................................  $206,252,664
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $95,528,250 and 5,135,860 shares of
    beneficial interest issued and outstanding).............  $      18.60
    Maximum sales charge (5.75%* of offering price).........          1.13
                                                              ------------
    Maximum offering price to public........................  $      19.73
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $96,990,778 and 5,479,541 shares of
    beneficial interest issued and outstanding).............  $      17.70
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $13,733,636 and 776,357 shares of
    beneficial interest issued and outstanding).............  $      17.69
                                                              ============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended March 31, 2001

INVESTMENT INCOME:
Interest....................................................  $     469,186
Dividends (Net of foreign withholding taxes of $263)........        286,113
                                                              -------------
    Total Income............................................        755,299
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................      1,707,461
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $253,033, $1,101,936 and $129,961,
  respectively).............................................      1,484,930
Shareholder Services........................................        432,294
Custody.....................................................         28,473
Legal.......................................................         26,737
Trustees' Fees and Related Expenses.........................         11,225
Amortization of Organizational Costs........................          6,105
Other.......................................................        282,077
                                                              -------------
    Total Expenses..........................................      3,979,302
    Less Credits Earned on Cash Balances....................          2,587
                                                              -------------
    Net Expenses............................................      3,976,715
                                                              -------------
NET INVESTMENT LOSS.........................................  $  (3,221,416)
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $ (24,821,019)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     85,519,899
  End of the Period.........................................     (4,437,230)
                                                              -------------
Net Unrealized Depreciation During the Period...............    (89,957,129)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(114,778,148)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(117,999,564)
                                                              =============

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended March 31, 2001 and 2000

                                                            YEAR ENDED       YEAR ENDED
                                                          MARCH 31, 2001   MARCH 31, 2000
                                                          -------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.....................................  $  (3,221,416)    $ (2,506,001)
Net Realized Gain/Loss..................................    (24,821,019)      76,661,986
Net Unrealized Appreciation/Depreciation During the
  Period................................................    (89,957,129)      40,190,153
                                                          -------------     ------------
Change in Net Assets from Operations....................   (117,999,564)     114,346,138
                                                          -------------     ------------

Distributions from Net Realized Gain:
  Class A Shares........................................    (25,504,522)      (7,810,884)
  Class B Shares........................................    (27,813,909)      (9,299,741)
  Class C Shares........................................     (3,610,304)        (972,786)
                                                          -------------     ------------
Total Distributions.....................................    (56,928,735)     (18,083,411)
                                                          -------------     ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....   (174,928,299)      96,262,727
                                                          -------------     ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...............................    192,487,644       25,872,275
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..........................................     52,733,819       16,663,811
Cost of Shares Repurchased..............................    (97,690,783)     (45,486,452)
                                                          -------------     ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS......    147,530,680       (2,950,366)
                                                          -------------     ------------
TOTAL INCREASE/DECREASE IN NET ASSETS...................    (27,397,619)      93,312,361
NET ASSETS:
Beginning of the Period.................................    233,650,283      140,337,922
                                                          -------------     ------------
End of the Period (Including accumulated net investment
  loss of $91,642 and $91,367, respectively)............  $ 206,252,664     $233,650,283
                                                          =============     ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                     DECEMBER 27,
                                                      NINE                               1995
                                  YEAR ENDED         MONTHS        YEAR ENDED       (COMMENCEMENT
                                   MARCH 31,          ENDED         JUNE 30,        OF INVESTMENT
CLASS A SHARES                -------------------   MARCH 31,   -----------------   OPERATIONS) TO
                              2001 (A)   2000 (A)   1999 (A)     1998    1997 (A)   JUNE 30, 1996
                              --------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............  $ 40.22     $23.30     $23.46     $17.88    $13.70       $ 10.00
                              -------     ------     ------     ------    ------       -------
  Net Investment
    Income/Loss.............     (.30)      (.32)      (.18)      (.14)      .03          (.04)
  Net Realized and
    Unrealized Gain/Loss....   (13.82)     20.61        .60       6.71      4.81          3.74
                              -------     ------     ------     ------    ------       -------
Total from Investment
  Operations................   (14.12)     20.29        .42       6.57      4.84          3.70
                              -------     ------     ------     ------    ------       -------
Less:
  Distributions from and in
    Excess of Net Realized
    Gain....................     7.50       3.37        .58        .99       .35           -0-
  Return of Capital
    Distributions...........      -0-        -0-        -0-        -0-       .31           -0-
                              -------     ------     ------     ------    ------       -------
Total Distributions.........     7.50       3.37        .58        .99       .66           -0-
                              -------     ------     ------     ------    ------       -------
NET ASSET VALUE, END OF THE
  PERIOD....................  $ 18.60     $40.22     $23.30     $23.46    $17.88       $ 13.70
                              =======     ======     ======     ======    ======       =======

Total Return* (b)...........  -38.95%     93.18%      2.18%**   38.52%    36.00%        37.00%**
Net Assets at End of the
  Period (In millions)......  $  95.5     $106.3     $ 60.1     $ 64.9    $ 53.1       $    .1
Ratio of Expenses to Average
  Net Assets*...............    1.33%      1.44%      1.64%      1.30%     1.32%         1.46%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets*...................   (1.00%)    (1.14%)    (1.19%)     (.64%)     .19%         (.79%)
Portfolio Turnover..........     172%       170%        82%**     125%      139%           94%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets................      N/A        N/A      1.68%      1.58%     2.31%        15.69%
Ratio of Net Investment Loss
  to Average Net Assets.....      N/A        N/A     (1.23%)     (.92%)    (.80%)      (15.02%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25%.

N/A = Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                     DECEMBER 27,
                                                     NINE                                1995
                                 YEAR ENDED         MONTHS         YEAR ENDED       (COMMENCEMENT
                                  MARCH 31,          ENDED          JUNE 30,        OF INVESTMENT
CLASS B SHARES               -------------------   MARCH 31,   ------------------   OPERATIONS) TO
                             2001 (A)   2000 (A)   1999 (A)     1998     1997(A)    JUNE 30, 1996
                             ---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............  $ 39.06     $22.87     $23.17     $17.80    $13.70        $ 10.00
                             -------     ------     ------     ------    ------        -------
  Net Investment Loss......     (.52)      (.52)      (.30)      (.27)     (.09)          (.04)
  Net Realized and
    Unrealized Gain/Loss...   (13.34)     20.08        .58       6.63      4.85           3.74
                             -------     ------     ------     ------    ------        -------
Total from Investment
  Operations...............   (13.86)     19.56        .28       6.36      4.76           3.70
                             -------     ------     ------     ------    ------        -------
Less:
  Distributions from and in
    Excess of Net Realized
    Gain...................     7.50       3.37        .58        .99       .35            -0-
  Return of Capital
    Distributions..........      -0-        -0-        -0-        -0-       .31            -0-
                             -------     ------     ------     ------    ------        -------
Total Distributions........     7.50       3.37        .58        .99       .66            -0-
                             -------     ------     ------     ------    ------        -------
NET ASSET VALUE, END OF THE
  PERIOD...................  $ 17.70     $39.06     $22.87     $23.17    $17.80        $ 13.70
                             =======     ======     ======     ======    ======        =======

Total Return* (b)..........  -39.49%     91.74%      1.60%**   37.56%    35.32%         37.00%**
Net Assets at End of the
  Period (In millions).....  $  97.0     $115.6     $ 72.8     $ 79.7    $ 55.0        $    .1
Ratio of Expenses to
  Average Net Assets*......    2.10%      2.18%      2.40%      2.05%     2.07%          1.46%
Ratio of Net Investment
  Loss to Average Net
  Assets*..................   (1.77%)    (1.89%)    (1.95%)    (1.40%)    (.56%)         (.74%)
Portfolio Turnover.........     172%       170%        82%**     125%      139%            94%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets.......      N/A        N/A      2.44%      2.34%     3.04%         15.70%
Ratio of Net Investment
  Loss to Average Net
  Assets...................      N/A        N/A     (1.99%)    (1.68%)   (1.53%)       (14.97%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of 1%.

N/A = Not Applicable

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                     DECEMBER 27,
                                                     NINE                                1995
                                 YEAR ENDED         MONTHS         YEAR ENDED       (COMMENCEMENT
                                  MARCH 31,          ENDED          JUNE 30,        OF INVESTMENT
CLASS C SHARES               -------------------   MARCH 31,   ------------------   OPERATIONS) TO
                             2001 (A)   2000 (A)   1999 (A)     1998     1997(A)    JUNE 30, 1996
                             ---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............  $ 39.01     $22.87     $23.17     $17.79    $13.70        $ 10.00
                             -------     ------     ------     ------    ------        -------
  Net Investment Loss......     (.50)      (.52)      (.30)      (.31)     (.10)          (.04)
  Net Realized and
    Unrealized Gain/Loss...   (13.32)     20.03        .58       6.68      4.85           3.74
                             -------     ------     ------     ------    ------        -------
Total from Investment
  Operations...............   (13.82)     19.51        .28       6.37      4.75           3.70
                             -------     ------     ------     ------    ------        -------
Less:
  Distributions from and in
    Excess of Net Realized
    Gain...................     7.50       3.37        .58        .99       .35            -0-
  Return of Capital
    Distributions..........      -0-        -0-        -0-        -0-       .31            -0-
                             -------     ------     ------     ------    ------        -------
Total Distributions........     7.50       3.37        .58        .99       .66            -0-
                             -------     ------     ------     ------    ------        -------
NET ASSET VALUE, END OF THE
  PERIOD...................  $ 17.69     $39.01     $22.87     $23.17    $17.79        $ 13.70
                             =======     ======     ======     ======    ======        =======

Total Return* (b)..........  -39.43%     91.52%      1.60%**   37.56%    35.32%         37.00%**
Net Assets at End of the
  Period (In millions).....  $  13.7     $ 11.8     $  7.4     $  9.2    $  8.3        $    .1
Ratio of Expenses to
  Average Net Assets*......    2.10%      2.19%      2.41%      2.05%     2.07%          1.46%
Ratio of Net Investment
  Loss to Average Net
  Assets*..................   (1.77%)    (1.89%)    (1.96%)    (1.39%)    (.57%)         (.74%)
Portfolio Turnover.........     172%       170%        82%**     125%      139%            94%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets.......      N/A        N/A      2.45%      2.34%     3.04%         15.70%
Ratio of Net Investment
  Loss to Average Net
  Assets...................      N/A        N/A     (2.00%)    (1.68%)   (1.55%)       (14.97%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of 1%.

N/A = Not Applicable

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Growth Fund (the "Fund") is organized as a diversified series of the Van Kampen Equity Trust, a Delaware business trust, which is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital growth. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS The Fund reimbursed Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $40,000. These costs were amortized on a straight line basis over the 60 month period ended December 27, 2000.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not realized for tax purposes until the first day of the following fiscal year and the deferral of losses relating to wash sales transactions.

    At March 31, 2001, for federal income tax purposes, cost of long- and short-term investments is $221,673,905, the aggregate gross unrealized appreciation is $18,529,642 and the aggregate gross unrealized depreciation is $23,332,968, resulting in net unrealized depreciation on long- and short-term investments of $4,803,326.

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income and expenses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. For federal income tax purposes, a net operating loss recognized in the current year cannot be used to offset future years net investment income. Therefore, $3,221,141 of net operating loss generated by the Fund has been reclassified from accumulated net investment loss to capital.

G. EXPENSE REDUCTIONS During the year ended March 31, 2001, the Fund's custody fee was reduced by $2,587 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     0.75%
Next $500 million...........................................     0.70%
Over $1 billion.............................................     0.65%

    For the year ended March 31, 2001, the Fund recognized expenses of approximately $7,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended March 31, 2001, the Fund recognized expenses of approximately $52,900 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of other and legal expenses, respectively, in the statement of operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2001, the Fund recognized expenses of approximately $301,800. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $47,768 are included in "Other Assets" on the Statement of Assets and Liabilities at March 31, 2001. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001

payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At March 31, 2001, Van Kampen owned 7,000 shares of Class A and 1,500 shares each of Classes B and C, respectively.

3. CAPITAL TRANSACTIONS

At March 31, 2001, capital aggregated $111,830,346, $112,013,501 and $16,822,373 for Classes A, B, and C, respectively. For the year ended March 31, 2001, transactions were as follows:

                                                             SHARES        VALUE
Sales:
  Class A................................................   3,801,808   $118,808,081
  Class B................................................   2,148,489     61,317,599
  Class C................................................     438,761     12,361,964
                                                           ----------   ------------
Total Sales..............................................   6,389,058   $192,487,644
                                                           ==========   ============
Dividend Reinvestment:
  Class A................................................   1,012,131   $ 23,754,714
  Class B................................................   1,164,499     26,061,485
  Class C................................................     130,483      2,917,620
                                                           ----------   ------------
Total Dividend Reinvestment..............................   2,307,113   $ 52,733,819
                                                           ==========   ============
Repurchases:
  Class A................................................  (2,320,223)  $(74,314,294)
  Class B................................................    (792,736)   (20,946,534)
  Class C................................................     (95,185)    (2,429,955)
                                                           ----------   ------------
Total Repurchases........................................  (3,208,144)  $(97,690,783)
                                                           ==========   ============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001

    At March 31, 2000, capital aggregated $45,073,752, $47,095,700 and
$4,187,229 for Classes A, B and C, respectively. For the year ended March 31, 2000, transactions were as follows:

                                                              SHARES        VALUE
Sales:
  Class A.................................................     548,998   $ 19,238,328
  Class B.................................................     213,625      6,300,698
  Class C.................................................      12,657        333,249
                                                            ----------   ------------
Total Sales...............................................     775,280   $ 25,872,275
                                                            ==========   ============
Dividend Reinvestment:
  Class A.................................................     254,319   $  7,184,507
  Class B.................................................     318,096      8,747,651
  Class C.................................................      26,635        731,653
                                                            ----------   ------------
Total Dividend Reinvestment...............................     599,050   $ 16,663,811
                                                            ==========   ============
Repurchases:
  Class A.................................................    (742,010)  $(22,939,813)
  Class B.................................................    (756,123)   (20,859,185)
  Class C.................................................     (60,627)    (1,687,454)
                                                            ----------   ------------
Total Repurchases.........................................  (1,558,760)  $(45,486,452)
                                                            ==========   ============

    Class B Shares and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the period ended March 31, 2001, no Class B Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001

imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                               CONTINGENT DEFERRED
                                                                   SALES CHARGE
                                                                 AS A PERCENTAGE
                                                                 OF DOLLAR AMOUNT
                                                                SUBJECT TO CHARGE
                                                            --------------------------
YEAR OF REDEMPTION                                          CLASS B            CLASS C
First.....................................................    5.00%              1.00%
Second....................................................    4.00%               None
Third.....................................................    3.00%               None
Fourth....................................................    2.50%               None
Fifth.....................................................    1.50%               None
Sixth and Thereafter......................................     None               None

    For the year ended March 31, 2001, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $242,100 and CDSC on redeemed shares of approximately $112,120. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $468,726,234 and $380,013,960, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the year ended March 31, 2001, are payments retained by Van Kampen of approximately $889,900.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Growth Fund (the "Fund"), as of March 31, 2001, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Fund for the year ended March 31, 2000, and the financial highlights for each of the five years in the period then ended were audited by other auditors whose report dated May 5, 2000, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers or other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2001 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at March 31, 2001, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

[ERNST & YOUNG LLP SIG]

Chicago, Illinois
May 8, 2001

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term
   Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf (TDD)
  users, call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOSLEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555
SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended March 31, 2001. The Fund designated and paid $16,403,097 as a long-term capital gain distribution. Shareholders were sent a 2000 Form 1099-DIV in January 2001, representing their proportionate share of this capital gain distribution. For corporate shareholders, 1% of the distributions qualify for the dividend received deductions.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940,

  as amended.

    Copyright (C) 2001 Van Kampen Funds Inc. All rights reserved.

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4
            GROWTH OF A $10,000 INVESTMENT       5

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       6
                       TOP FIVE INDUSTRIES       6
           Q&A WITH YOUR PORTFOLIO MANAGER       7
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      20
             NOTES TO FINANCIAL STATEMENTS      26
            REPORT OF INDEPENDENT AUDITORS      32

     FUND OFFICERS AND IMPORTANT ADDRESSES      33

With change, comes opportunity. Portfolio managers who seize today's opportunities will most likely perform well.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 20, 2001

Dear Shareholder,

Remember last year? The economic picture has changed dramatically in just a few months. Now with lower interest rates on the horizon and a possible recession, we are seeing an investment climate that is very different from the one to which we've grown accustomed. With change, however, comes opportunity. Portfolio managers who seize today's investment opportunities will most likely perform well, while those who prefer to recall the good-old days will find the current market environment challenging.

To help you put your fund's recent performance into perspective, this report explains how your fund's portfolio manager invested your money during this challenging time. In the following pages, you will find an interview with the fund manager, a complete list of the fund's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, Van Kampen has managed money long enough to understand market slowdowns are inevitable. But, to help protect yourself against future downturns, consider these time-tested investing principles as you seek to craft a successful investment strategy:

- DIVERSIFY--Owning a well-diversified portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk during sudden market drops. Diversification may improve your long-term portfolio performance and let you sleep better at night.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy that takes into account factors such as your age, family status, and goals. Though no portfolio is immune to volatility, your advisor can work with you to ensure that your portfolio appropriately addresses your long-term financial goals.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your money while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY PEAKED IN MARCH 2000 AND THEN BEGAN A SURPRISINGLY SWIFT DESCENT THROUGH THE END OF MARCH 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.0 PERCENT ON AN ANNUALIZED BASIS FOR THE FOURTH QUARTER OF 2000--A STARK CONTRAST TO THE SECOND-QUARTER HIGH OF 5.6 PERCENT. THIS ECONOMIC DOWNTURN STOKED RECESSION FEARS AS BUSINESS AND CONSUMER DEMAND CONTINUED TO COOL, SPENDING ON EXPORTS WANED AND MANUFACTURING ACTIVITY SLOWED.

CONSUMER SPENDING AND EMPLOYMENT
CORPORATE LAYOFFS, RISING ENERGY COSTS, A WEAKENING STOCK MARKET AND SLOWING ECONOMY CONTINUED TO EXERT PRESSURE ON CONSUMERS' POCKETBOOKS. CONSUMER CONFIDENCE AND SPENDING, WHICH HAD BEEN DECLINING SINCE LATE 2000, REMAINED LOW--BUT REMARKABLY STRONG--THROUGH THE FIRST QUARTER OF 2001. AGAINST THIS ECONOMIC BACKDROP, POLITICIANS, FINANCIAL ANALYSTS AND MAINSTREAM MEDIA WARNED OF A POSSIBLE RECESSION.

ADDING TO THESE GENERAL CONCERNS, THE JOBLESS RATE FOR MARCH CLIMBED TO ITS HIGHEST LEVEL IN ALMOST TWO YEARS--BUT, AT 4.3 PERCENT, UNEMPLOYMENT REMAINED AT HISTORICALLY LOW LEVELS.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.9 PERCENT IN THE 12 MONTHS ENDED MARCH 31. WITH INFLATION PRESSURES BUILDING AND ECONOMIC GROWTH SLOWING RAPIDLY, ALL EYES WERE ON THE FEDERAL RESERVE AS IT FOLLOWED ITS SURPRISE INTEREST-RATE CUT OF 0.50 PERCENT ON JANUARY 3, 2001, WITH TWO HIGHLY ANTICIPATED CUTS OF 0.50 PERCENT EACH, FIRST ON JANUARY 31, AND THEN AGAIN ON MARCH 20, 2001.

THE FED, WHICH HIKED INTEREST RATES THREE TIMES DURING THE FIRST HALF OF 2000, STATED ITS DRAMATIC POLICY REVERSAL AT THE START OF 2001 WAS IN RESPONSE TO RISING ENERGY COSTS AND ERODING CONSUMER AND BUSINESS CONFIDENCE. INDUSTRY ANALYSTS AND INVESTORS CAUTIOUSLY WELCOMED THE FED'S ACTIONS, BUT MANY DECIDED ADDITIONAL RATE CUTS WERE STILL IN ORDER TO WARD OFF A RECESSION AND RETURN GDP TO A HEALTHY AND SUSTAINABLE RATE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(December 31, 1998--December 31, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 1999--March 31, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                    INFLATION RATES
                                                                       --------------                    ---------------
Mar 99                                                                      4.75                               1.80
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2001)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
One-year total return based on
NAV(1)                                   22.63%     22.05%     22.04%
-------------------------------------------------------------------------
One-year total return(2)                 15.58%     17.05%     21.04%
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 7.92%      8.62%     10.71%
-------------------------------------------------------------------------
Commencement date                      06/21/99   06/21/99   06/21/99
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and Rule 12b-1 fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fee for Class A Shares is up to .25% and for Class B and Class C Shares is 1%.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

GROWTH OF A $10,000 INVESTMENT

(June 21, 1999--March 31, 2001)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                                                   RUSSELL 2000(R) Value Index
                                                                                                   measures the performance of
                                                                                                those Russell 2000 companies with
                                                                                                 lower price-to-book ratios and
                                                                  SMALL CAP VALUE FUND*         lower forecasted growth values.+
                                                                  ---------------------         ---------------------------------
6/21/99                                                                   9425.00                           10000.00
                                                                          9680.00                            9895.42
                                                                          9312.00                            9533.72
9/99                                                                      9105.00                            9343.13
                                                                          9067.00                            9156.15
                                                                          9048.00                            9203.61
12/99                                                                     9224.00                            9486.40
                                                                          8826.00                            9238.32
                                                                          8968.00                            9802.96
3/00                                                                      9338.00                            9848.93
                                                                          9481.00                            9907.21
                                                                          9348.00                            9756.05
6/00                                                                      9604.00                           10041.10
                                                                          9822.00                           10375.70
                                                                         10496.00                           10839.50
9/00                                                                     10439.00                           10778.10
                                                                         10420.00                           10739.80
                                                                         10088.00                           10521.20
12/00                                                                    11333.00                           11651.70
                                                                         11708.00                           11973.30
                                                                         11590.00                           11956.80
3/01                                                                     11451.00                           11765.00

This chart compares your fund's performance to that of the Russell 2000 (R) Value Index over time.

This index is an unmanaged broad-based, statistical composite and its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and an annual 12b-1 fee of up to 0.25 percent. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
* Hypo(R) Provided by Towers Data, Bethesda, MD

(+) Bloomberg

TOP TEN HOLDINGS*

(as a percentage of long-term investments--March 31, 2001)


1.   HEALTH NET                  1.1%
     Provides health care services to
     customers in the western and
     northeastern United States.

2.   FIRST CITIZENS BANCSHARES   1.1%
     Operates banks and provides financial
     services in the mid-atlantic and
     southeastern United States.

3.   DILLARD'S                   1.0%
     Operates retail department stores in
     the United States.

4.   WEBSTER FINANCIAL           1.0%
     Provides financial services to
     customers primarily in Connecticut.

5.   PUBLIC SERVICE COMPANY OF
     NEW MEXICO                  1.0%
     Distributes electricity and natural
     gas in New Mexico.

6.   ONEOK                       1.0%
     Explores for and produces oil and
     gas, and distributes natural gas in
     Oklahoma and Kansas.

7.   ENERGEN                     1.0%
     Explores for and produces oil and
     gas, and distributes natural gas in
     Alabama.

8.   D.R. HORTON                 1.0%
     Constructs and sells single-family
     housing in the United States.

9.   SMITHFIELD FOODS            1.0%
     Produces and distributes fresh and
     processed meats worldwide.

10.  WESTERN GAS RESOURCES       1.0%
     Gathers, stores and distributes
     natural gas in the western United
     States.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments--March 31, 2001)

 [BAR GRAPH]   PORTFOLIO AT A GLANCE

                                                                            March 31, 2001
Banks                                                                                  7.7
Real Estate Investment Trusts                                                          6.6
Gas Utilities                                                                          6.1
Industrial Machinery                                                                   3.6
Diversified Financial Services                                                         3.2

* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN SMALL CAP
VALUE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED MARCH 31, 2001. THE TEAM IS LED BY JOHN CUNNIFF, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE ITS INCEPTION IN 1999 AND WORKED IN THE INVESTMENT INDUSTRY SINCE 1992. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW DID THE FUND
    PERFORM IN A CHALLENGING MARKET ENVIRONMENT?

A   It was an extremely difficult time to
invest in the stock market, though value investors found themselves better off than their growth counterparts. A slowing economy, stemming from six Federal Reserve interest-rate increases in 1999 and 2000, resulted in dramatically lower corporate earnings expectations. Because of the premium investors pay to invest in fast-growing companies, these missed earnings targets hit growth stocks especially hard. Value stocks regained their popularity, after lagging growth stocks in recent years; and small-cap value investments--until recently one of the poorest-performing areas of the market--generally fared very well. According to fund-tracking company Lipper, in the calendar year 2000 (which includes nine months of the reporting period), the average small-cap value fund gained nearly 18 percent, while every category of growth fund lost money during the period.

    In this environment, we were very pleased with the fund's performance. For the 12 months ended March 31, 2001, the fund returned 22.63 percent. Class A shares at net asset value, including a 12b-1 fee of up to 0.25 percent and excluding a maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would have been lower. As a result of recent market activity, current performance may vary from the figures shown. Past performance is no guarantee of future results. Please refer to the chart and footnotes on page 4 for additional fund performance results.

    By comparison, the fund's benchmark, the Russell 2000(R) Value Index, returned 19.45 percent during the same period. We attribute the fund's outperformance largely to strong stock-selection in health care and consumer-discretionary stocks. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. This index is a statistical composite and its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such

THE MANAGER'S INVESTMENT STRATEGY

WE REFER TO OUR INVESTMENT STRATEGY AS "VALUE WITH A CATALYST." WE SEARCH FOR UNDERVALUED SMALL-CAP COMPANIES BY USING COMMON VALUATION MEASURES, SUCH AS PRICE-TO-EARNINGS RATIOS. FOR EACH STOCK WE CONSIDER PURCHASING, WE SEEK A SPARK (OR CATALYST)--SUCH AS A CHANGE IN MANAGEMENT, A NEW PRODUCT, OR NEW INDUSTRY REGULATIONS--THAT MAY IGNITE THE COMPANY'S GROWTH PROSPECTS AND REVEAL THE POTENTIAL VALUE HIDDEN IN THE CURRENT STOCK PRICE. WE MAY ALSO LOOK FOR RISING EARNINGS EXPECTATIONS, WHICH WE BELIEVE CAN INDICATE THAT A CATALYST IS PRESENT. IF A STOCK MEETS OUR CRITERIA, WE THEN CONSIDER IT FOR INVESTMENT. OUR STOCK-SELECTION PROCESS IS "BOTTOM-UP," THE FUND IS DIVERSIFIED ACROSS MULTIPLE INDUSTRIES AND WE NORMALLY REMAIN FULLY INVESTED IN MOST SITUATIONS.

costs would lower performance. It is not possible to invest directly in an index.

Q   WHICH STOCKS AND SECTORS
    CONTRIBUTED MOST TO THE FUND'S PERFORMANCE?

A   Health care stocks have often done
well in slowing economic environments, and the last 12 months were no exception for the fund. The three stocks that contributed most to fund performance were all health care companies: Quest Diagnostics and Laboratory Corporation of America, competitors who provide outsourced medical-testing services to HMOs, and AmeriPath, which specializes in medical-practice management. The fundamentals of the beaten-down health care industry improved in response to revised managed-care legislation expected to come out of Washington. This legislation was more favorable than expected, the result of a friendlier Republican administration in the White House. As a result, earnings outlooks for health care companies improved. The companies also benefited from investors' sudden preference for value stocks in the wake of growth's collapse during the reporting period--though for Quest Diagnostics, ironically, the company's earnings improved so much that the stock eventually became a favorite of growth investors during the reporting period.

    Outside the health care industry, the fund benefited from the extremely strong performance of Universal Corporation, a tobacco-leaf supplier. This company's valuation improved as investors started seeing a more favorable outlook for tobacco stocks such as Philip Morris.

    Of course, not all stocks in the fund performed as favorably, nor is there any guarantee any of these stocks will continue to perform as well or be held by the fund in the future. For additional fund highlights, please refer to page 6.

Q   DID ANY OF THE FUND'S
INVESTMENTS DISAPPOINT YOU?

A   Metricom, a company that runs a
high-speed wireless-data network, saw its valuation collapse along with the rest of the Internet sector. The company's prospects were hurt when its auditors questioned whether Metricom could generate enough cash to continue paying for needed equipment. In response, we eliminated the stock from the portfolio, though not before the fund's return was negatively affected.

    Also hurting fund performance was our investment in Sonicblue, a company specializing in providing homes with digital video and audio entertainment. Sonicblue's purchase of ReplayTV, which provides personalized television services through set-top consoles, has been less successful than expected, and this helped drag the company's stock price.

    In the area of financial services, the fund was hurt by its investment in Advanta. The company's reported earnings fell well short of expectations in October 2000, the result of a higher-than-expected loss in the company's credit-card business as well as a charge to its insurance business. In response to these unforeseen factors, we sold all of our Advanta position.

Q   WHAT DO YOU SEE AHEAD FOR THE
    SMALL CAP VALUE FUND?

A   In spite of the dramatic sell-off of
the stock market overall, small-cap value stocks continue to appear attractively priced relative to the broad stock market. In this environment, we will maintain our philosophy of investing in small-cap value stocks that have catalysts for change. We believe sticking to our investment strategy is the best long-term course of action for fund shareholders.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

12B-1 FEE: A fee charged by a mutual fund to cover costs associated with promotion, distributions, marketing and, in some cases, broker's commissions.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                         MARKET
DESCRIPTION                                                   SHARES      VALUE
COMMON STOCKS  95.5%
AEROSPACE & DEFENSE  0.9%
Aeroflex, Inc. (a)..........................................  1,750    $    18,047
Kaman Corp., Class A........................................  16,700       273,462
                                                                       -----------
                                                                           291,509
                                                                       -----------
AGRICULTURAL PRODUCTS  1.3%
Agribrands International, Inc. (a)..........................  3,400        183,532
Corn Products International, Inc. ..........................  9,650        247,619
                                                                       -----------
                                                                           431,151
                                                                       -----------
AIRLINES  0.3%
America West Holdings Corp., Class B (a)....................  11,050       106,080
                                                                       -----------
ALTERNATIVE CARRIERS  0.4%
General Communication, Inc., Class A (a)....................  14,000       126,000
Global Crossing Ltd.--ADR (Bermuda) (a).....................  1,895         25,564
                                                                       -----------
                                                                           151,564
                                                                       -----------
APPAREL & ACCESSORIES  0.7%
Movado Group, Inc. .........................................    400          5,575
Quicksilver, Inc. (a).......................................  8,250        219,037
                                                                       -----------
                                                                           224,612
                                                                       -----------
APPAREL RETAIL  0.5%
Cato Corp., Class A.........................................  12,000       180,750
                                                                       -----------

AUTO PARTS & EQUIPMENT  2.8%
Arvinmeritor, Inc. .........................................  15,750       216,247
BorgWarner, Inc. ...........................................  7,000        280,490
Sauer-Danfoss, Inc. ........................................  18,400       163,944
Stoneridge, Inc. (a)........................................  5,100         37,485
Tower Automotive, Inc. (a)..................................  23,200       248,936
                                                                       -----------
                                                                           947,102
                                                                       -----------
BANKS  7.3%
BancFirst Corp. ............................................  7,150        281,531
Cathay Bancorp, Inc. .......................................  5,500        267,437
Commonwealth Bancorp, Inc. .................................  6,150        101,475
Community Trust Bancorp, Inc. ..............................  1,980         31,432
Dime Community Bancshares, Inc. ............................  8,650        235,712
First Citizens Bancshares, Inc. ............................  3,350        343,375

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001

                                                                         MARKET
DESCRIPTION                                                   SHARES      VALUE
BANKS (CONTINUED)
GBC Bancorp of California...................................  7,800    $   222,300
OceanFirst Financial Corp. .................................  9,800        227,850
R & G Financial Corp., Class B..............................  14,600       240,900
Silicon Valley Bancshares (a)...............................  9,300        218,550
Webster Financial Corp. ....................................  11,600       340,025
                                                                       -----------
                                                                         2,510,587
                                                                       -----------
BIOTECHNOLOGY  0.9%
Cell Genesys, Inc. (a)......................................  5,000         71,250
Edwards Lifesciences Corp. (a)..............................  12,000       235,200
                                                                       -----------
                                                                           306,450
                                                                       -----------
BUILDING PRODUCTS  0.9%
NCI Building Systems, Inc. (a)..............................  6,100        103,090
Nortek, Inc. (a)............................................  8,050        220,167
                                                                       -----------
                                                                           323,257
                                                                       -----------
CASINO & GAMING  1.5%
Aztar Corp. (a).............................................  24,200       256,762
WMS Industries, Inc. .......................................  14,000       252,000
                                                                       -----------
                                                                           508,762
                                                                       -----------
COMMERCIAL PRINTING  1.5%
Banta Corp. ................................................  6,000        145,500
John H. Harland Co. ........................................  11,800       220,660
Mail-Well, Inc. (a).........................................  30,300       147,561
                                                                       -----------
                                                                           513,721
                                                                       -----------
COMMODITY CHEMICALS  0.9%
Amcol International Corp. ..................................  16,100        64,400
Georgia Gulf Corp. .........................................  4,000         69,640
Spartech Corp. .............................................  10,300       166,345
                                                                       -----------
                                                                           300,385
                                                                       -----------
CONSTRUCTION & ENGINEERING  1.1%
Granite Construction, Inc. .................................  4,350        147,813
URS Corp. ..................................................  12,800       243,200
                                                                       -----------
                                                                           391,013
                                                                       -----------
CONSTRUCTION & FARM MACHINERY  1.3%
AGCO Corp. .................................................  15,000       144,000
Astec Industries, Inc. (a)..................................  10,150       132,584
Cummins Engine Co., Inc. ...................................  4,000        150,160
                                                                       -----------
                                                                           426,744
                                                                       -----------
CONSTRUCTION MATERIALS  0.8%
Texas Industries, Inc. .....................................  9,050        262,721
                                                                       -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001

                                                                         MARKET
DESCRIPTION                                                   SHARES      VALUE
DEPARTMENT STORES  1.0%
Dillards, Inc., Class A.....................................  15,500   $   340,070
                                                                       -----------

DIVERSIFIED COMMERCIAL SERVICES  0.7%
ABM Industries, Inc. .......................................  7,100        221,875
                                                                       -----------

DIVERSIFIED FINANCIAL SERVICES  3.0%
Affiliated Managers Group, Inc. (a).........................  4,600        216,200
Leucadia National Corp. ....................................  3,950        127,071
Southwest Securities Group, Inc. ...........................  11,621       217,080
Triad Guaranty, Inc. (a)....................................  8,300        275,456
WFS Financial, Inc. (a).....................................  11,000       193,875
                                                                       -----------
                                                                         1,029,682
                                                                       -----------
ELECTRICAL COMPONENTS & EQUIPMENT  2.5%
American Power Conversion Corp. (a).........................  10,000       128,906
Smith A.O. Corp. ...........................................  12,200       238,266
Tecumseh Products Co., Class A..............................  5,250        253,969
Triumph Group, Inc. (a).....................................  6,450        245,100
                                                                       -----------
                                                                           866,241
                                                                       -----------
ELECTRIC UTILITIES  2.6%
Madison Gas & Electric Co. .................................  9,600        224,400
Public Service Co. of New Mexico............................  11,700       339,417
RGS Energy Group, Inc. .....................................  8,300        307,100
                                                                       -----------
                                                                           870,917
                                                                       -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS  2.4%
Amkor Technology, Inc. (a)..................................  1,850         30,178
C-Cube Microsystems, Inc. (a)...............................  25,000       307,812
Kent Electronics Corp. (a)..................................  13,100       235,800
Park Electrochemical Corp. .................................  10,150       229,390
                                                                       -----------
                                                                           803,180
                                                                       -----------
EMPLOYMENT SERVICES  0.5%
CDI Corp. (a)...............................................  12,800       166,400
                                                                       -----------

FERTILIZERS & AGRICULTURAL CHEMICALS  0.5%
Scotts Co., Class A (a).....................................  4,600        175,030
                                                                       -----------

FOOD DISTRIBUTORS  1.1%
Fleming Cos., Inc. .........................................  5,700        145,065
Performance Food Group Co. (a)..............................  4,650        244,125
                                                                       -----------
                                                                           389,190
                                                                       -----------
FOREST PRODUCTS  0.3%
Louisiana-Pacific Corp. ....................................  10,000        96,100
                                                                       -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001

                                                                         MARKET
DESCRIPTION                                                   SHARES      VALUE
GAS UTILITIES  5.8%
Cascade Natural Gas Corp. ..................................  13,300   $   270,655
Energen Corp. ..............................................  9,300        328,290
Equitable Resources, Inc. ..................................  1,200         82,800
Northwest Natural Gas Co. ..................................  5,000        120,000
NUI Corp. ..................................................  11,050       298,350
ONEOK, Inc. ................................................  8,100        331,209
Southwestern Energy Co. (a).................................  22,050       218,295
TransMontaigne, Inc. (a)....................................  7,900         28,045
Western Gas Resources, Inc. ................................  9,800        316,050
                                                                       -----------
                                                                         1,993,694
                                                                       -----------
GENERAL MERCHANDISE STORES  1.0%
Intertan, Inc.--ADR (Canada) (a)............................  9,000        113,850
Spiegel, Inc., Class A......................................  30,450       213,150
                                                                       -----------
                                                                           327,000
                                                                       -----------
HEALTH CARE DISTRIBUTORS & SERVICES  1.3%
Apria Healthcare Group, Inc. (a)............................  8,900        215,202
Omnicare, Inc. .............................................  11,000       235,950
                                                                       -----------
                                                                           451,152
                                                                       -----------
HEALTH CARE EQUIPMENT  0.2%
Scott Technologies, Inc. (a)................................  3,300         73,012
                                                                       -----------

HEALTH CARE FACILITIES  1.0%
Laboratory Corp. of America Holdings (a)....................    700         84,175
Province Healthcare Co. (a).................................  5,725        174,255
RehabCare Group, Inc. (a)...................................  2,000         82,400
                                                                       -----------
                                                                           340,830
                                                                       -----------
HEALTH CARE SUPPLIES  0.2%
Invacare Corp. .............................................  2,000         79,040
                                                                       -----------

HOMEBUILDING  2.7%
D.R. Horton, Inc. ..........................................  15,304       323,687
Pulte Corp. ................................................  7,700        311,157
Standard-Pacific Corp. .....................................  13,000       274,300
                                                                       -----------
                                                                           909,144
                                                                       -----------
HOME FURNISHINGS  1.7%
Furniture Brands International, Inc. (a)....................  13,250       314,025
Springs Industries, Inc., Class A...........................  5,900        252,520
                                                                       -----------
                                                                           566,545
                                                                       -----------
HOTELS  0.9%
Extended Stay America, Inc. (a).............................  20,150       302,250
                                                                       -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001

                                                                         MARKET
DESCRIPTION                                                   SHARES      VALUE
HOUSEHOLD APPLIANCES  1.5%
Toro Co. ...................................................  5,850    $   269,100
Whirlpool Corp. ............................................  5,000        249,950
                                                                       -----------
                                                                           519,050
                                                                       -----------
HOUSEHOLD PRODUCTS  0.0%
Herbalife International, Inc., Class A......................    450          3,280
                                                                       -----------

INDUSTRIAL MACHINERY  3.5%
Advanced Energy Industries, Inc. (a)........................    400         10,325
Applied Industrial Technologies, Inc. ......................  10,500       172,200
Donaldson Co., Inc. ........................................  5,900        157,471
Manitowoc Co., Inc. ........................................  11,100       275,280
Mueller Industries, Inc. (a)................................  3,800        114,152
Reliance Steel & Aluminum Co. ..............................  9,725        228,051
Woodward Governor Co. ......................................  4,300        220,912
                                                                       -----------
                                                                         1,178,391
                                                                       -----------
INTEGRATED OIL & GAS  0.6%
Tesoro Petroleum Corp. (a)..................................  17,000       211,650
                                                                       -----------

LEISURE PRODUCTS  1.2%
JAKKS Pacific, Inc. (a).....................................  19,000       201,875
Marine Products Corp. (a)...................................  6,360         16,854
RPC, Inc. ..................................................  15,600       191,568
                                                                       -----------
                                                                           410,297
                                                                       -----------
LIFE & HEALTH INSURANCE  1.8%
AmerUs Group Co. ...........................................  5,750        174,512
Delphi Financial Group, Inc., Class A.......................  8,316        246,154
Kansas City Life Insurance Co. .............................  5,650        201,988
                                                                       -----------
                                                                           622,654
                                                                       -----------
MANAGED HEALTH CARE  2.8%
Ameripath, Inc. (a).........................................  11,100       228,244
Caremark Rx, Inc. (a).......................................  20,000       260,800
Health Net, Inc. (a)........................................  17,000       350,370
Manor Care, Inc. (a)........................................  5,000        102,000
                                                                       -----------
                                                                           941,414
                                                                       -----------
MEAT, POULTRY & FISH  0.9%
Smithfield Foods, Inc. (a)..................................  9,850        320,125
                                                                       -----------

MULTI-LINE INSURANCE  0.6%
UICI (a)....................................................  24,500       215,110
                                                                       -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001

                                                                         MARKET
DESCRIPTION                                                   SHARES      VALUE
MULTI-UTILITIES  0.8%
Northwestern Corp. .........................................  11,750   $   287,875
                                                                       -----------

NETWORKING EQUIPMENT  0.8%
Anixter International, Inc. (a).............................  11,000       265,100
                                                                       -----------

OFFICE SERVICES & SUPPLIES  1.1%
United Stationers, Inc. ....................................  4,350        105,488
Wallace Computer Services, Inc. ............................  17,550       285,188
                                                                       -----------
                                                                           390,676
                                                                       -----------
OIL & GAS DRILLING  0.3%
Helmerich & Payne, Inc. ....................................  2,100         97,230
                                                                       -----------

OIL & GAS EQUIPMENT & SERVICES  1.1%
Lone Star Technologies, Inc. (a)............................  2,000         85,500
Parker Drilling Co. (a).....................................  12,000        76,800
Seitel, Inc. (a)............................................  11,500       213,900
                                                                       -----------
                                                                           376,200
                                                                       -----------
OIL & GAS EXPLORATION & PRODUCTION  0.9%
Louis Dreyfus Natural Gas Corp. (a).........................  3,300        122,100
Pioneer Natural Resources Co. ..............................  12,700       199,390
                                                                       -----------
                                                                           321,490
                                                                       -----------
PACKAGED FOODS  0.7%
International Multifoods Corp. (a)..........................    900         17,325
Riviana Foods, Inc. ........................................    250          4,000
Suiza Foods Corp. (a).......................................  4,700        226,023
                                                                       -----------
                                                                           247,348
                                                                       -----------
PAPER PRODUCTS  1.2%
Buckeye Technologies, Inc. (a)..............................  18,250       209,875
Rock-Tenn Co., Class A......................................  23,800       190,400
                                                                       -----------
                                                                           400,275
                                                                       -----------
PHARMACEUTICALS  0.3%
Chattem, Inc. (a)...........................................  5,800         50,388
Ligand Pharmaceuticals Inc., Class B (a)....................  5,000         48,906
                                                                       -----------
                                                                            99,294
                                                                       -----------
PROPERTY & CASUALTY INSURANCE  2.0%
Commerce Group, Inc. .......................................  7,500        240,000
Medical Assurance, Inc. (a).................................  14,405       177,182
RLI Corp. ..................................................  6,650        271,586
                                                                       -----------
                                                                           688,768
                                                                       -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001

                                                                         MARKET
DESCRIPTION                                                   SHARES      VALUE
PUBLISHING & PRINTING  0.3%
Lee Enterprises, Inc. ......................................  2,000    $    60,900
Pulitzer, Inc. .............................................    500         27,700
                                                                       -----------
                                                                            88,600
                                                                       -----------
REAL ESTATE INVESTMENT TRUSTS  6.3%
Crown American Realty Trust.................................  10,750        72,563
EastGroup Properties, Inc. .................................  10,450       246,098
Felcor Lodging Trust Inc. ..................................  11,000       252,450
Glimcher Realty Trust.......................................  15,750       237,983
Great Lakes REIT, Inc. .....................................  2,650         44,865
Innkeepers USA Trust........................................  20,500       229,600
Meristar Hospitality Corp. .................................  13,100       262,000
Prentiss Properties Trust...................................  10,200       251,430
PS Business Parks, Inc. ....................................  9,800        266,070
Reckson Associates Realty Corp. ............................  13,000       289,900
                                                                       -----------
                                                                         2,152,959
                                                                       -----------
REAL ESTATE MGMT. & DEVELOPMENT  1.5%
Dollar Thrifty Automotive Group, Inc. (a)...................  13,350       275,010
LNR Property Corp. .........................................  8,600        243,810
                                                                       -----------
                                                                           518,820
                                                                       -----------
RESTAURANTS  2.0%
Landry's Seafood Restaurants, Inc. .........................  20,800       236,080
Lone Star Steakhouse & Saloon, Inc. ........................  23,550       218,573
Ruby Tuesday, Inc. .........................................  11,700       229,437
                                                                       -----------
                                                                           684,090
                                                                       -----------
SEMICONDUCTOR EQUIPMENT  1.1%
GenRad, Inc. ...............................................  26,350       210,800
Lam Research Corp. (a)......................................  2,500         59,375
MTS Systems Corp. ..........................................  10,550        95,939
                                                                       -----------
                                                                           366,114
                                                                       -----------
SEMICONDUCTORS  0.1%
Cypress Semiconductor Corp. (a).............................  1,100         19,503
SONICblue, Inc. (a).........................................  5,650         26,838
                                                                       -----------
                                                                            46,341
                                                                       -----------
SPECIALTY CHEMICALS  1.2%
H.B. Fuller Co. ............................................  6,800        286,450
PolyOne Corp. ..............................................  13,800       125,580
                                                                       -----------
                                                                           412,030
                                                                       -----------
SPECIALTY STORES  2.5%
Aaron Rents, Inc. ..........................................  11,850       190,785
Footstar, Inc. (a)..........................................  7,200        289,080

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001

                                                                         MARKET
DESCRIPTION                                                   SHARES      VALUE
SPECIALTY STORES (CONTINUED)
Group 1 Automotive, Inc. (a)................................  16,550   $   207,703
PEP Boys Manny Moe & Jack...................................  28,150       171,434
                                                                       -----------
                                                                           859,002
                                                                       -----------
STEEL  1.9%
Commercial Metals Co. ......................................  7,450        186,995
Gibraltor Steel Corp. ......................................  14,600       232,688
Quanex Corp. ...............................................  12,150       218,093
Ryerson Tull, Inc. .........................................  2,300         23,115
                                                                       -----------
                                                                           660,891
                                                                       -----------
TELECOMMUNICATIONS EQUIPMENT  0.3%
AVT Corp. (a)...............................................  29,200        82,125
Tekelec, Inc. (a)...........................................    600         10,800
                                                                       -----------
                                                                            92,925
                                                                       -----------
TIRES & RUBBER  0.7%
Goodyear Tire & Rubber Co. .................................  10,000       238,500
                                                                       -----------

TOBACCO  0.8%
Universal Corp. ............................................  7,300        287,839
                                                                       -----------

TRUCKING  2.2%
Covenant Transport, Inc., Class A (a).......................  4,600         62,675
Landstar Systems, Inc. (a)..................................  2,950        199,863
MS Carriers, Inc. (a).......................................  6,600        202,125
US Freightways Corp. .......................................  9,400        296,100
                                                                       -----------
                                                                           760,763
                                                                       -----------
TOTAL LONG-TERM INVESTMENTS  95.5%
(Cost $30,071,735)..................................................    32,642,861
                                                                       -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001

                                                                         MARKET
DESCRIPTION                                                               VALUE
REPURCHASE AGREEMENT  3.0%
Goldman Sachs ($1,015,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 03/30/01, to be sold on 04/02/01 at $1,015,443)
  (Cost $1,015,000).................................................   $ 1,015,000
                                                                       -----------

TOTAL INVESTMENTS  98.5%
  (Cost $31,086,735)................................................    33,657,861
OTHER ASSETS IN EXCESS OF LIABILITIES  1.5%.........................       519,903
                                                                       -----------

NET ASSETS  100.0%..................................................   $34,177,764
                                                                       ===========

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2001

ASSETS:
Total Investments (Cost $31,086,735)........................  $33,657,861
Cash........................................................       66,763
Receivables:
  Fund Shares Sold..........................................      552,279
  Investments Sold..........................................       54,136
  Dividends.................................................       40,929
  Expense Reimbursement from Adviser........................       14,741
  Interest..................................................          296
Other.......................................................        8,003
                                                              -----------
    Total Assets............................................   34,395,008
                                                              -----------
LIABILITIES:
Fund Shares Repurchased.....................................       72,040
Investments Purchased.......................................       62,854
Accrued Expenses............................................       67,471
Trustees' Deferred Compensation and Retirement Plans........       14,879
                                                              -----------
    Total Liabilities.......................................      217,244
                                                              -----------
NET ASSETS..................................................  $34,177,764
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $31,574,632
Net Unrealized Appreciation.................................    2,571,126
Accumulated Undistributed Net Investment Income.............       19,617
Accumulated Net Realized Gain...............................       12,389
                                                              -----------
NET ASSETS..................................................  $34,177,764
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $14,994,143 and 1,293,704 shares of
    beneficial interest issued and outstanding).............  $     11.59
    Maximum sales charge (5.75%* of offering price).........          .71
                                                              -----------
    Maximum offering price to public........................  $     12.30
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $12,949,112 and 1,123,827 shares of
    beneficial interest issued and outstanding).............  $     11.52
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $6,234,509 and 540,972 shares of
    beneficial interest issued and outstanding).............  $     11.52
                                                              ===========

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended March 31, 2001

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $196)........    $  312,205
Interest....................................................        66,376
                                                                ----------
    Total Income............................................       378,581
                                                                ----------
EXPENSES:
Investment Advisory Fee.....................................       127,269
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $18,071, $59,928 and $34,924,
  respectively).............................................       112,923
Registration and Filing Fees................................        71,016
Shareholder Services........................................        59,161
Shareholder Reports.........................................        52,628
Accounting..................................................        32,402
Audit.......................................................        22,501
Trustees' Fees and Related Expenses.........................        17,305
Legal.......................................................        17,253
Custody.....................................................         9,268
Other.......................................................        10,892
                                                                ----------
    Total Expenses..........................................       532,618
    Expense Reduction ($127,269 Investment Advisory Fee and
      $79,202 Other)........................................       206,471
    Less Credits Earned on Cash Balances....................           537
                                                                ----------
    Net Expenses............................................       325,610
                                                                ----------
NET INVESTMENT INCOME.......................................    $   52,971
                                                                ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $  612,103
                                                                ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................       192,274
  End of the Period.........................................     2,571,126
                                                                ----------
Net Unrealized Appreciation During the Period...............     2,378,852
                                                                ----------
NET REALIZED AND UNREALIZED GAIN............................    $2,990,955
                                                                ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $3,043,926
                                                                ==========

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Year Ended March 31, 2001 and the Period June 21, 1999
(Commencement of Investment Operations) through March 31, 2000

                                                                        JUNE 21, 1999
                                                             YEAR       (COMMENCEMENT
                                                             ENDED      OF INVESTMENT
                                                           MARCH 31,    OPERATIONS) TO
                                                             2001       MARCH 31, 2000
                                                          ----------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................  $    52,971     $    8,955
Net Realized Gain.......................................      612,103          8,727
Net Unrealized Appreciation During the Period...........    2,378,852        192,274
                                                          -----------     ----------
Change in Net Assets from Operations....................    3,043,926        209,956
                                                          -----------     ----------
Distributions from and in Excess of Net Investment
  Income:
  Class A Shares........................................      (30,091)       (14,958)
  Class B Shares........................................          -0-         (4,541)
  Class C Shares........................................          -0-         (2,174)
                                                          -----------     ----------
                                                              (30,091)       (21,673)
                                                          -----------     ----------

Distributions from Net Realized Gain:
  Class A Shares........................................     (274,530)           -0-
  Class B Shares........................................     (208,547)           -0-
  Class C Shares........................................     (130,528)           -0-
                                                          -----------     ----------
                                                             (613,605)           -0-
                                                          -----------     ----------
Total Distributions.....................................     (643,696)       (21,673)
                                                          -----------     ----------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....    2,400,230        188,283
                                                          -----------     ----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...............................   25,352,843      9,555,139
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..........................................      587,036         16,500
Cost of Shares Repurchased..............................   (4,105,894)      (816,373)
                                                          -----------     ----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS......   21,833,985      8,755,266
                                                          -----------     ----------
TOTAL INCREASE IN NET ASSETS............................   24,234,215      8,943,549
NET ASSETS:
Beginning of the Period.................................    9,943,549      1,000,000
                                                          -----------     ----------
End of the Period (Including accumulated undistributed
  net investment income of $19,617 and $1,752,
  respectively).........................................  $34,177,764     $9,943,549
                                                          ===========     ==========

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                        JUNE 21, 1999
                                                              YEAR      (COMMENCEMENT
                                                              ENDED     OF INVESTMENT
CLASS A SHARES                                              MARCH 31,   OPERATIONS) TO
                                                              2001      MARCH 31, 2000
                                                            --------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...................  $ 9.81         $10.00
                                                             ------         ------
  Net Investment Income....................................     .06            .05
  Net Realized and Unrealized Gain/Loss....................    2.15           (.18)
                                                             ------         ------
Total from Investment Operations...........................    2.21           (.13)
                                                             ------         ------
Less:
  Distributions from and in Excess of Net Investment
    Income.................................................     .04            .06
  Distributions from Net Realized Gain.....................     .39            -0-
                                                             ------         ------
Total Distributions........................................     .43            .06
                                                             ------         ------
NET ASSET VALUE, END OF THE PERIOD.........................  $11.59         $ 9.81
                                                             ======         ======

Total Return* (a)..........................................  22.63%         -0.92%**
Net Assets at End of the Period (In millions)..............  $ 15.0         $  4.3
Ratio of Expenses to Average Net Assets* (b)...............   1.50%          1.48%
Ratio of Net Investment Income to Average Net Assets*......    .74%           .67%
Portfolio Turnover.........................................     27%            15%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (b)................   2.71%          8.29%
Ratio of Net Investment Loss to Average Net Assets.........   (.47%)        (6.14%)

** Non-annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns do include Rule 12b-1 fees of up to .25%.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period June 21, 1999 to March 31, 2000.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                        JUNE 21, 1999
                                                              YEAR      (COMMENCEMENT
                                                              ENDED     OF INVESTMENT
CLASS B SHARES                                              MARCH 31,   OPERATIONS) TO
                                                              2001      MARCH 31, 2000
                                                            --------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...................  $ 9.78         $10.00
                                                             ------         ------
  Net Investment Income....................................     -0-            .01
  Net Realized and Unrealized Gain/Loss....................    2.13           (.20)
                                                             ------         ------
Total from Investment Operations...........................    2.13           (.19)
                                                             ------         ------
Less:
  Distributions from and in Excess of Net Investment
    Income.................................................     -0-            .03
  Distributions from Net Realized Gain.....................     .39            -0-
                                                             ------         ------
Total Distributions........................................     .39            .03
                                                             ------         ------
NET ASSET VALUE, END OF THE PERIOD.........................  $11.52         $ 9.78
                                                             ======         ======

Total Return* (a)..........................................  22.05%         -1.81%**
Net Assets at End of the Period (In millions)..............  $ 13.0         $  3.7
Ratio of Expenses to Average Net Assets* (b)...............   2.25%          2.23%
Ratio of Net Investment Loss to Average Net Assets*........   (.01%)         (.08%)
Portfolio Turnover.........................................     27%            15%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (b)................   3.46%          9.04%
Ratio of Net Investment Loss to Average Net Assets.........  (1.22%)        (6.89%)

** Non-annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns do include Rule 12b-1 fees of 1%.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period June 21, 1999 to March 31, 2000.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                         JUNE 21, 1999
                                                              YEAR       (COMMENCEMENT
                                                              ENDED      OF INVESTMENT
CLASS C SHARES                                              MARCH 31,    OPERATIONS) TO
                                                              2001       MARCH 31, 2000
                                                            ---------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...................  $ 9.78          $10.00
                                                             ------          ------
  Net Investment Income....................................     -0-             .01
  Net Realized and Unrealized Gain/Loss....................    2.13            (.20)
                                                             ------          ------
Total from Investment Operations...........................    2.13            (.19)
                                                             ------          ------
Less:
  Distributions from and in Excess of Net Investment
    Income.................................................     -0-             .03
  Distributions from Net Realized Gain.....................     .39             -0-
                                                             ------          ------
Total Distributions........................................     .39             .03
                                                             ------          ------
NET ASSET VALUE, END OF THE PERIOD.........................  $11.52          $ 9.78
                                                             ======          ======

Total Return* (a)..........................................  22.04%          -1.81%**
Net Assets at End of the Period (In millions)..............  $  6.2          $  2.0
Ratio of Expenses to Average Net Assets* (b)...............   2.25%           2.23%
Ratio of Net Investment Loss to Average Net Assets*........   (.01%)          (.08%)
Portfolio Turnover.........................................     27%             15%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (b)................   3.46%           9.04%
Ratio of Net Investment Loss to Average Net Assets.........  (1.22%)         (6.89%)

** Non-annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns do include Rule 12b-1 fees of 1%.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period June 21, 1999 to March 31, 2000.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Small Cap Value Fund (the "Fund") is organized as a series of Van Kampen Equity Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end investment management company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek capital appreciation. The Fund commenced investment operations on June 21, 1999 with three classes of common shares, Class A, Class B, and Class C shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At March 31, 2001, for federal income tax purposes, cost of long- and short-term investments is $31,061,738, the aggregate gross unrealized appreciation is $3,966,225 and the aggregate gross unrealized depreciation is $1,370,102, resulting in net unrealized appreciation on long- and short-term investments of $2,596,123.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gain/loss under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods. Permanent differences between financial and tax basis reporting for the March 31, 2001 fiscal year have been identified and appropriately reclassified. Permanent differences related to the recognition of certain expenses that are not deductible for tax purposes totaling $43 have been reclassified from accumulated undistributed net investment income to capital. In addition, permanent differences relating to distributions received from Real Estate Investment Trusts totaling $5,058 were reclassified from accumulated undistributed net investment income to accumulated net realized gain.

F. EXPENSE REDUCTIONS During the year ended March 31, 2001, the Fund's custody fee was reduced by $537 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     0.75%
Next $500 million...........................................     0.70%
Over $1 billion.............................................     0.65%

    For the year ended March 31, 2001, the Adviser voluntarily waived $127,269 of its investment advisory fees and assumed $79,202 of the Fund's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended March 31, 2001, the Fund recognized expenses of approximately $500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person. All of this expense has been assumed by Van Kampen.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended March 31, 2001, the Fund recognized expenses of approximately $19,000 representing Van Kampen Investment Inc.'s or its affiliates (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of accounting and legal expenses, respectively, in the statement of operations. All of this expense has been assumed by Van Kampen.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2001, the Fund recognized expenses of approximately $33,400. All of this expense has been assumed by Van Kampen. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001

amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $8,003 are included in "Other Assets" on the Statement of Assets and Liabilities at March 31, 2001. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease on the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At March 31, 2001, capital aggregated $13,847,771, $12,044,592 and $5,682,269 for Classes A, B, and C, respectively. For the year ended March 31, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A..................................................    958,637    $10,772,161
  Class B..................................................    903,961     10,174,080
  Class C..................................................    399,170      4,406,602
                                                             ---------    -----------
Total Sales................................................  2,261,768    $25,352,843
                                                             =========    ===========
Dividend Reinvestment:
  Class A..................................................     27,017    $   284,756
  Class B..................................................     17,741        186,285
  Class C..................................................     11,037        115,995
                                                             ---------    -----------
Total Dividend Reinvestment................................     55,795    $   587,036
                                                             =========    ===========
Repurchases:
  Class A..................................................   (133,096)   $(1,448,451)
  Class B..................................................   (171,946)    (1,895,567)
  Class C..................................................    (69,393)      (761,876)
                                                             ---------    -----------
Total Repurchases..........................................   (374,435)   $(4,105,894)
                                                             =========    ===========

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001

    At March 31, 2000, capital aggregated $4,239,324, $3,579,809 and $1,921,557 for Class A, B, and C, respectively. For the March 31, 2000, transactions were as follows:

                                                              SHARES       VALUE
Sales:
  Class A...................................................  434,157    $4,160,669
  Class B...................................................  387,489     3,699,051
  Class C...................................................  177,518     1,695,419
                                                              -------    ----------
Total Sales.................................................  999,164    $9,555,139
                                                              =======    ==========
Dividend Reinvestment:
  Class A...................................................    1,251    $   11,585
  Class B...................................................      388         3,590
  Class C...................................................      143         1,325
                                                              -------    ----------
Total Dividend Reinvestment.................................    1,782    $   16,500
                                                              =======    ==========
Repurchases:
  Class A...................................................  (34,262)   $ (326,588)
  Class B...................................................  (43,806)     (417,468)
  Class C...................................................   (7,503)      (72,317)
                                                              -------    ----------
Total Repurchases...........................................  (85,571)   $ (816,373)
                                                              =======    ==========

    Class B Shares and any dividend reinvestment plan Class B Shares automatically convert to Class A Shares eighth years after the end of the calendar month in which the shares were purchased. For the years ended March 31, 2001 and 2000, no Class B Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001

redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the year ended March 31, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $23,000 and CDSC on redeemed shares of approximately $19,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $24,739,989 and $4,428,348, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such class of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the year ended March 31, 2001, are payments retained by Van Kampen of approximately $68,200.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Small Cap Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Small Cap Value Fund (the "Fund"), as of March 31, 2001, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets and financial highlights of the Fund for the period ended March 31, 2000, were audited by other auditors whose report dated May 5, 2000, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers or other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2001 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at March 31, 2001, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

[SIG]

Chicago, IL
May 10, 2001

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN SMALL CAP VALUE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President
   and Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

   INVESTMENT ADVISER
   VAN KAMPEN INVESTMENT ADVISORY CORP.
   1 Parkview Plaza
   P.O. Box 5555
   Oakbrook Terrace, Illinois 60181-5555

   DISTRIBUTOR
   VAN KAMPEN FUNDS INC.
   1 Parkview Plaza
   P.O. Box 5555
   Oakbrook Terrace, Illinois 60181-5555

   SHAREHOLDER SERVICING AGENT

   VAN KAMPEN INVESTOR SERVICES INC.
   P.O. Box 218256
   Kansas City, Missouri 64121-8256

   CUSTODIAN

   STATE STREET BANK
   AND TRUST COMPANY
   225 Franklin Street
   P.O. Box 1713
   Boston, Massachusetts 02110

   LEGAL COUNSEL

   SKADDEN, ARPS, SLATE
   MEAGHER & FLOM (ILLINOIS)
   333 West Wacker Drive
   Chicago, Illinois 60606

   INDEPENDENT AUDITORS

   ERNST & YOUNG, LLP
   233 South Wacker Drive
   Chicago, Illinois 60606

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended March 31, 2001. The Fund designated and paid $68,510 as a long-term capital gain distribution. For corporate shareholders, 42% of the distributions qualify for the dividends received deduction. In January 2001, the Fund provided tax information to shareholders for the 2000 calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

    Copyright (C) 2001 Van Kampen Funds Inc., All rights reserved.

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4
            GROWTH OF A $10,000 INVESTMENT       5

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       6
                       TOP FIVE INDUSTRIES       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      15
             NOTES TO FINANCIAL STATEMENTS      21
            REPORT OF INDEPENDENT AUDITORS      26

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS      27
     FUND OFFICERS AND IMPORTANT ADDRESSES      28

With change, comes opportunity. Portfolio managers who seize today's opportunities will most likely perform well.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 20, 2001

Dear Shareholder,

Remember last year? The economic picture has changed dramatically in just a few months. Now with lower interest rates on the horizon and a possible recession, we are seeing an investment climate that is very different from the one to which we've grown accustomed. With change, however, comes opportunity. Portfolio managers who seize today's investment opportunities will most likely perform well, while those who prefer to recall the good-old days will find the current market environment challenging.

To help you put your fund's recent performance into perspective, this report explains how your fund's portfolio managers invested your money during this challenging time. In the following pages, you will find an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, Van Kampen has managed money long enough to understand market slowdowns are inevitable. But, to help protect yourself against future downturns, consider these time-tested investing principles as you seek to craft a successful investment strategy:

- DIVERSIFY--Owning a well-diversified portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk during sudden market drops. Diversification may improve your long-term portfolio performance and let you sleep better at night.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy that takes into account factors such as your age, family status, and goals. Though no portfolio is immune to volatility, your advisor can work with you to ensure that your portfolio appropriately addresses your long-term financial goals.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your money while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY PEAKED IN MARCH 2000 AND THEN BEGAN A SURPRISINGLY SWIFT DESCENT THROUGH THE END OF MARCH 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.0 PERCENT ON AN ANNUALIZED BASIS FOR THE FOURTH QUARTER OF 2000--A STARK CONTRAST TO THE SECOND-QUARTER HIGH OF 5.6 PERCENT. THIS ECONOMIC DOWNTURN STOKED RECESSION FEARS AS BUSINESS AND CONSUMER DEMAND CONTINUED TO COOL, SPENDING ON EXPORTS WANED AND MANUFACTURING ACTIVITY SLOWED.

CONSUMER SPENDING AND EMPLOYMENT
CORPORATE LAYOFFS, RISING ENERGY COSTS, A WEAKENING STOCK MARKET AND SLOWING ECONOMY CONTINUED TO EXERT PRESSURE ON CONSUMERS' POCKETBOOKS. CONSUMER CONFIDENCE AND SPENDING, WHICH HAD BEEN DECLINING SINCE LATE 2000, REMAINED LOW--BUT REMARKABLY STRONG--THROUGH THE FIRST QUARTER OF 2001. AGAINST THIS ECONOMIC BACKDROP, POLITICIANS, FINANCIAL ANALYSTS AND MAINSTREAM MEDIA WARNED OF A POSSIBLE RECESSION.

ADDING TO THESE GENERAL CONCERNS, THE JOBLESS RATE FOR MARCH CLIMBED TO ITS HIGHEST LEVEL IN ALMOST TWO YEARS--BUT, AT 4.3 PERCENT, UNEMPLOYMENT REMAINED AT HISTORICALLY LOW LEVELS.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.9 PERCENT IN THE 12 MONTHS ENDED MARCH 31. WITH INFLATION PRESSURES BUILDING AND ECONOMIC GROWTH SLOWING RAPIDLY, ALL EYES WERE ON THE FEDERAL RESERVE AS IT FOLLOWED ITS SURPRISE INTEREST-RATE CUT OF 0.50 PERCENT ON JANUARY 3, 2001, WITH TWO HIGHLY ANTICIPATED CUTS OF 0.50 PERCENT EACH, FIRST ON JANUARY 31, AND THEN AGAIN ON MARCH 20, 2001.

THE FED, WHICH HIKED INTEREST RATES THREE TIMES DURING THE FIRST HALF OF 2000, STATED ITS DRAMATIC POLICY REVERSAL AT THE START OF 2001 WAS IN RESPONSE TO RISING ENERGY COSTS AND ERODING CONSUMER AND BUSINESS CONFIDENCE. INDUSTRY ANALYSTS AND INVESTORS CAUTIOUSLY WELCOMED THE FED'S ACTIONS, BUT MANY DECIDED ADDITIONAL RATE CUTS WERE STILL IN ORDER TO WARD OFF A RECESSION AND RETURN GDP TO A HEALTHY AND SUSTAINABLE RATE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(December 31, 1998--December 31, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 1999--March 31, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                    INFLATION RATES
                                                                       --------------                    ---------------
Mar 99                                                                      4.75                               1.80
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2001)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Since inception total return based
on NAV(1)                               -42.40%    -42.70%    -42.70%
-------------------------------------------------------------------------
Since inception total return(2)         -45.71%    -45.57%    -43.27%
-------------------------------------------------------------------------
Commencement date                      06/26/00   06/26/00   06/26/00
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and Rule 12b-1 fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fee for Class A Shares is up to .25% and for Class B and Class C Shares is 1%.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

GROWTH OF A $10,000 INVESTMENT

(June 26, 2000--March 31, 2001)

 [INVESTMENT PERFORMANCE GRAPH]

                                                               STANDARD & POOR'S 500 INDEX
                                                             MEASURES THE PERFORMANCE OF 500
                                                                 STOCKS AND REFLECTS THE
                                                            GENERAL PERFORMANCE OF THE STOCK
                                                                        MARKET.+                       SELECT GROWTH FUND*
                                                           -----------------------------------         -------------------
6/26/00                                                                 10000.00                             9425.07
7/00                                                                     9860.00                             9057.49
8/00                                                                    10158.00                            10377.00
9/00                                                                     9927.00                             9849.20
10/00                                                                    9878.00                             8925.54
11/00                                                                    9087.00                             7483.51
12/00                                                                    9151.00                             7700.28
1/01                                                                     9468.00                             6814.33
2/01                                                                     8594.00                             5909.52
3/01                                                                     8069.00                             5428.84


This chart compares your fund's performance to that of the Standard & Poor's 500 Index over time.

This index is an unmanaged broad-based, statistical composite and its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and an annual 12b-1 fee of up to 0.25 percent. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
* Confluence Technologies, Inc.
(+)Hypo(R) Provided by Towers Data,
Bethesda, MD

TOP TEN HOLDINGS*

(as a percentage of long-term investments--March 31, 2001)


1.   BAXTER INTERNATIONAL        4.4%
     Manufactures various products and
     systems for the international
     healthcare industry.

2.   USA EDUCATION               4.1%
     Provides loans and financial services
     to students in the United States.

3.   CARDINAL HEALTH             3.9%
     Provides products and services
     to health-care suppliers and
     manufacturers.

4.   AMBAC FINANCIAL GROUP       3.8%
     Provides financial guarantee
     insurance and management services.

5.   FIRST DATA                  3.8%
     Provides credit card transaction and
     billing services to banks and
     retailers.

6.   ELECTRONIC DATA SYSTEMS     3.7%
     Provides information technology
     consulting services in the United
     States.

7.   WASHINGTON MUTUAL           3.7%
     Provides financial services in the
     western and southern United States.

8.   CVS                         3.5%
     Operates a large chain of pharmacies
     in the eastern United States.

9.   EL PASO ENERGY              3.5%
     Supplies natural gas to the United
     States and northern Mexico.

10.  TENET HEALTHCARE            3.4%
     Owns and operates hospitals in the
     United States and Spain.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments--March 31, 2001)

 [BAR GRAPH]   PORTFOLIO AT A GLANCE

                                                                              March 31, 2001
Diversified Financial Services                                                         10.50
Health Care Equipment                                                                   6.50
IT Consulting & Services                                                                6.10
Aerospace & Defense                                                                     6.00
Department Stores                                                                       5.50

* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN SELECT GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN SINCE ITS INCEPTION ON JUNE 26, 2000. THE TEAM IS CO-LED BY SENIOR PORTFOLIO MANAGER GARY LEWIS, WHO HAS MANAGED THE FUND SINCE INCEPTION AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1979, AND SENIOR PORTFOLIO MANAGER JANET LUBY, WHO HAS ALSO MANAGED THE FUND SINCE INCEPTION AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1989. THEY ARE JOINED BY SENIOR PORTFOLIO MANAGERS DUDLEY BRICKHOUSE AND DAVID WALKER AND PORTFOLIO MANAGER MATTHEW HART. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

[PHOTO]            [PHOTO]           [PHOTO]           [PHOTO]           [PHOTO]

Q   WHAT MARKET FACTORS INFLUENCED
    THE FUND'S RETURN DURING THE REPORTING PERIOD, AND HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

A   It was a difficult time to invest in
the stock market, particularly in growth stocks. Some factors contributing to the market's unprecedented volatility included:

    - a dramatically slowing economy, underscored by a seemingly relentless stream of corporate earnings warnings

    - tremendous "valuation compression"--or dramatic drops in stock prices--as the market grappled with a worsening economic and fundamental outlook

    - political uncertainty surrounding the contested presidential election as well as anxiety over global political events.

    - the implementation of Regulation Full Disclosure (Reg FD) by the Securities and Exchange Commission. Reg FD placed significant new restrictions on companies' ability to disseminate news and information to the investing community.

    In this environment, stocks tumbled and the technology-heavy Nasdaq stock index, down 53 percent for the reporting period, bore the brunt of the decline. Despite the Federal Reserve's aggressive interest-rate cuts in early 2001--totaling

1.5 percentage points--its actions did little to soothe investors. The market sell-off continued. By the end of the reporting period, major market indexes fell to levels not seen in two years. With their high valuations, stocks of growth companies were especially hard-hit in this downturn.

    In this challenging period, the Van Kampen Select Growth Fund returned a disappointing -42.40 percent during the period from fund inception (June 26, 2000) to March 31, 2001, while the Standard & Poor's 500 Index returned -20.27 percent. Performance information for the fund reflects Class A shares at net asset value, including a 12b-1 fee of up to 0.25 percent and excluding a maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would have been lower. As a result of recent market activity, current performance may vary from the figures shown. Past performance is no guarantee of future results. The S&P 500 is an unmanaged, broad-based index that measures the performance of 500 large-cap stocks and reflects the general performance of the stock market. Its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q   WHY DID THE FUND'S PERFORMANCE
    LAG THAT OF THE S&P 500?

A   As discussed in your September
2000 semi-annual report, the fund actually outpaced the S&P 500 during the third quarter of 2000. It was after that point, and especially during the first quarter of 2001, that the fund's performance was especially disappointing.

    One reason for the fund's underperformance stems, ironically, from a surprise interest-rate cut engineered by the Fed on January 3. On that day alone the Nasdaq had its largest percentage gain ever--more than 14 percent--and the S&P 500 rose by an impressive 5 percent.

    While the markets basked in the good times, the situation was much less favorable for the fund. That's because our stock-selection strategy led us to invest in stocks that had been outperforming in the worsening environment of late 2000. These companies had solid fundamentals and earnings that were holding up in the face of a slowing economy. When the surprise rate-cut was announced, investors immediately rotated away from the types of bellwether growth stocks held in the fund--stocks that our investment discipline favored--and into stocks and sectors that had generally been the worst performers in 2000. As time went on, conditions again started favoring the types of stocks owned in the fund, but the fund was unquestionably hurt by market events in January.

    Because the Select Growth Fund invests in growth stocks, the success of value stocks during the reporting period also contributed to the fund's underperformance. Value stocks were the strongest performers in the S&P 500 in the fourth quarter of 2000 and the first quarter of 2001. This served to further widen the performance gap between the fund and its benchmark.

Q   IN SUCH AN UNSTABLE ENVIRONMENT,
    WHAT STEPS ARE YOU TAKING TO MODERATE THE FUND'S RISK?

A   We took several steps to moderate
risk during the reporting period. One of the risks of managing a "select" fund is that underperformance in any given stock can magnify poor returns, so we diversified the fund by increasing the number of stocks in the portfolio. At the fund's inception we owned 27 different stocks, but by the end of March we increased the number to 35--a 30 percent increase.

    We also looked to diversify the fund's holdings across industry sectors. At the time of the fund's inception, more than half of its assets were invested in technology-related companies because this was the area of the market where we found the best opportunities. In response to the dramatic market sell-off in late 2000 and early 2001, we invested in companies across a greater range of sectors, adding sizeable weightings in health care, financial and energy companies.

Q   WHICH STOCKS AND SECTORS
    HAD A POSITIVE IMPACT ON FUND PERFORMANCE?

A   We found the strongest
fundamentals in the economy's more defensive sectors. For example, health care stocks were generally strong performers for the fund. Managed-care companies have benefited from an improved pricing cycle and stabilizing costs. Hospital companies, meanwhile, are also benefiting from stronger pricing and demographic trends and an improving political environment. These companies have turned out to be very profitable, demonstrating strong earnings and fundamentals during the reporting period. Two health care service companies that helped fund performance were UnitedHealth Group and Tenet Healthcare. In other areas of health care, the fund's results were helped by Baxter International, a medical-technology company, and Cardinal Health, a drug and medical-supply distributor.

    The fund's financial stocks also performed well. In particular, we were attracted to brokerage stocks and other companies with limited credit risk--an important quality in a weakening economic environment. The fund benefited from its investments in securities broker Merrill Lynch, thrift company Washington Mutual and insurance broker Marsh & McLennan.

    Energy stocks--which realized strong earnings resulting from high commodities prices and a favorable supply-demand dynamic--were also successful investments for the fund. During the reporting period we preferred to invest in natural gas companies over oil companies, given the absence of the external political risk to oil prices represented by OPEC. Two energy companies whose stocks strongly benefited fund performance were Coastal and El Paso, which merged late in 2000.

    Of course, not all stocks in the fund performed as favorably, nor is there any guarantee any of these stocks will continue to perform as well or be held by the fund in the future. For additional fund highlights, please refer to page 6.

Q   WHAT STOCKS MOST DRAGGED
    THE FUND'S RETURN?

A   In your September 2000 semi-
annual report, technology stocks were mentioned as the fund's strongest performers. During this reporting period, the opposite was true. Beginning in the fourth quarter of 2000, in response to sharp cutbacks in corporate technology spending, many technology companies experienced rapid declines in their fundamentals. This resulted in sharply falling valuations across the board, even for those companies with fundamentals that still seemed solid.

    Companies such as Applied Micro Circuits and Analog Devices, which make semiconductors for communications equipment, were among the first to hurt fund performance. In recent years the value of these stocks had soared because they supplied key components to companies striving to meet the demand for increased bandwidth. However, when the fortunes of the semiconductor industry began falling last year, these specialty-chip makers were dragged down as well, even though we saw no changes in their fundamentals at that time. Then, like dominoes tumbling in a row, other areas of technology began faltering. Equipment and component suppliers such as Micron Technology and Corning saw their valuations fall as it became clearer that information-technology demand was slowing tremendously. As companies saw their unsold inventories pile up, the effect was felt across the entire technology industry--with companies in the areas of data storage and software among the last to be affected. Stocks in these areas that hurt fund performance included data-storage vendor Brocade Communications and software makers Siebel and BEA Systems.

Q   WHAT DO YOU SEE AHEAD
    FOR THE FUND?

A   There is no way to predict the
stock market's fortunes, but we are cautiously optimistic. We anticipate falling interest rates and fiscal-policy stimuli, such as tax cuts, will help foster a better market environment and improving company fundamentals.

    We know this has been a difficult period for the fund's shareholders. Despite the challenges during the reporting period, we remain confident in our basic investment strategy of seeking stocks with rising earnings expectations and rising valuations. We stick with this discipline--whether the markets are up or down.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

12B-1 FEE: A fee charged by a mutual fund to cover costs associated with promotion, distributions, marketing and, in some cases, broker's commissions.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

EARNINGS ESTIMATE: A forecast for a company's net income during a given period. An earnings estimate can come from the company's management as well as from independent analysts.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  96.9%
AEROSPACE & DEFENSE  5.9%
Boeing Co. .................................................  450,000   $ 25,069,500
United Technologies Corp. ..................................  275,000     20,157,500
                                                                        ------------
                                                                          45,227,000
                                                                        ------------
BANKS  3.5%
Washington Mutual, Inc. ....................................  500,000     27,375,000
                                                                        ------------

BIOTECHNOLOGY  2.1%
Amgen, Inc. (a).............................................  275,000     16,551,562
                                                                        ------------

BROADCASTING & CABLE TV  2.2%
Comcast Corp., Class A (a)..................................  400,000     16,775,000
                                                                        ------------

DATA PROCESSING SERVICES  3.7%
First Data Corp. ...........................................  475,000     28,362,250
                                                                        ------------
DEPARTMENT STORES  5.4%
Kohl's Corp. (a)............................................  325,000     20,049,250
May Department Stores Co. ..................................  600,000     21,288,000
                                                                        ------------
                                                                          41,337,250
                                                                        ------------
DIVERSIFIED COMMERCIAL SERVICES  2.9%
Concord EFS, Inc. (a).......................................  550,000     22,240,625
                                                                        ------------
DIVERSIFIED FINANCIAL SERVICES  10.2%
Freddie Mac.................................................  350,000     22,690,500
Lehman Brothers Holdings, Inc. .............................  400,000     25,080,000
USA Education, Inc. ........................................  425,000     30,876,250
                                                                        ------------
                                                                          78,646,750
                                                                        ------------
DRUG RETAIL  3.4%
CVS Corp. ..................................................  450,000     26,320,500
                                                                        ------------

ELECTRIC UTILITIES  2.2%
Calpine Corp. (a)...........................................  300,000     17,189,533
                                                                        ------------

GAS UTILITIES  3.4%
El Paso Corp. ..............................................  400,000     26,120,000
                                                                        ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
GENERAL MERCHANDISE STORES  3.0%
Target Corp. ...............................................  650,000   $ 23,452,000
                                                                        ------------

HEALTH CARE DISTRIBUTORS & SERVICES  3.8%
Cardinal Health, Inc. ......................................  300,000     29,025,000
                                                                        ------------

HEALTH CARE EQUIPMENT  6.3%
Baxter International, Inc. .................................  350,000     32,949,000
Biomet, Inc. ...............................................  400,000     15,756,250
                                                                        ------------
                                                                          48,705,250
                                                                        ------------
HEALTH CARE FACILITIES  3.3%
Tenet Healthcare Corp. (a)..................................  575,000     25,300,000
                                                                        ------------

HOME IMPROVEMENT RETAIL  1.9%
Lowe's Cos., Inc. ..........................................  250,000     14,612,500
                                                                        ------------

HOTELS  1.6%
Marriott International, Inc., Class A.......................  300,000     12,354,000
                                                                        ------------

INTERNET SOFTWARE & SERVICES  2.1%
AOL Time Warner, Inc. (a)...................................  400,000     16,060,000
                                                                        ------------

IT CONSULTING & SERVICES  5.1%
Check Point Software Technologies Ltd. -- ADR (Israel)
  (a).......................................................  415,000     19,712,500
Electronic Data Systems Corp. ..............................  500,000     27,930,000
                                                                        ------------
                                                                          47,642,500
                                                                        ------------
MANAGED HEALTH CARE  5.0%
CIGNA Corp. ................................................  125,000     13,420,000
UnitedHealth Group, Inc. ...................................  425,000     25,185,500
                                                                        ------------
                                                                          38,605,500
                                                                        ------------
OIL & GAS DRILLING  2.7%
Nabors Industries, Inc. (a).................................  400,000     20,736,000
                                                                        ------------

OIL & GAS EQUIPMENT & SERVICES  3.0%
BJ Services Co. (a).........................................  325,000     23,140,000
                                                                        ------------

OIL & GAS EXPLORATION & PRODUCTION  3.0%
Anadarko Petroleum Corp. ...................................  375,000     23,542,500
                                                                        ------------

PHARMACEUTICALS  1.1%
Forest Laboratories, Inc. (a)...............................  150,000      8,886,000
                                                                        ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
PROPERTY & CASUALTY INSURANCE  3.7%
AMBAC Financial Group, Inc. ................................  450,000   $ 28,543,500
                                                                        ------------

TELECOMMUNICATIONS EQUIPMENT  2.3%
Comverse Technology, Inc. (a)...............................  300,000     17,667,000
                                                                        ------------

TOBACCO  3.1%
Philip Morris Cos., Inc. ...................................  500,000     23,725,000
                                                                        ------------

TOTAL LONG-TERM INVESTMENTS  96.9%
  (Cost $793,459,249)................................................    748,142,220
REPURCHASE AGREEMENT  4.5%
State Street Bank & Trust Co. ($34,459,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 03/30/01, to
  be sold on 04/02/01 at $34,473,932) (Cost $34,459,000).............     34,459,000
                                                                        ------------

TOTAL INVESTMENTS  101.4%
  (Cost $827,918,249)................................................    782,601,220
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.4%)........................    (10,929,241)
                                                                        ------------

NET ASSETS  100.0%...................................................   $771,671,979
                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2001

ASSETS:
Total Investments (Cost $827,918,249).......................  $  782,601,220
Cash........................................................             633
Receivables:
  Investments Sold..........................................      25,062,684
  Fund Shares Sold..........................................         848,974
  Dividends.................................................         516,750
  Interest..................................................           9,955
Other.......................................................          31,743
                                                              --------------
    Total Assets............................................     809,071,959
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      32,371,678
  Fund Shares Repurchased...................................       2,505,160
  Distributor and Affiliates................................       1,170,684
  Investment Advisory Fee...................................         507,393
Accrued Expenses............................................         836,085
Trustees' Deferred Compensation and Retirement Plans........           8,980
                                                              --------------
    Total Liabilities.......................................      37,399,980
                                                              --------------
NET ASSETS..................................................  $  771,671,979
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,363,795,063
Accumulated Net Investment Loss.............................         (11,236)
Net Unrealized Depreciation.................................     (45,317,029)
Accumulated Net Realized Loss...............................    (546,794,819)
                                                              --------------
NET ASSETS..................................................  $  771,671,979
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $157,294,578 and 27,311,815...............  $         5.76
    Maximum sales charge (5.75%* of offering price).........            0.35
                                                              --------------
    Maximum offering price to public........................  $         6.11
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $488,761,182 and 85,324,546 shares of
    beneficial interest issued and outstanding).............  $         5.73
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $125,616,219 and 21,925,340 shares of
    beneficial interest issued and outstanding).............  $         5.73
                                                              ==============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Period June 26, 2000 (Commencement of Investment Operations) to March 31, 2001

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $1,547)......    $   2,618,052
Interest....................................................        2,411,717
                                                                -------------
    Total Income............................................        5,029,769
                                                                -------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $406,226, $5,395,357 and $1,292,085,
  respectively).............................................        7,093,668
Investment Advisory Fee.....................................        5,938,367
Shareholder Services........................................        2,222,162
Registration and Filing Fees................................          705,443
Custody.....................................................           61,291
Organizational Costs........................................           40,000
Legal.......................................................           39,715
Trustees' Fees and Related Expenses.........................           18,273
Other.......................................................          634,627
                                                                -------------
    Total Expenses..........................................       16,753,546
    Less Credits Earned on Cash Balances....................               33
                                                                -------------
    Net Expenses............................................       16,753,513
                                                                -------------
NET INVESTMENT LOSS.........................................    $ (11,723,744)
                                                                =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................    $(546,794,819)
                                                                -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................              -0-
  End of the Period.........................................      (45,317,029)
                                                                -------------
Net Unrealized Depreciation During the Period...............      (45,317,029)
                                                                -------------
NET REALIZED AND UNREALIZED LOSS............................    $(592,111,848)
                                                                =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $(603,835,592)
                                                                =============

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Period June 26, 2000 (Commencement of Investment Operations) through March 31, 2001

FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.........................................    $  (11,723,744)
Net Realized Loss...........................................      (546,794,819)
Net Unrealized Depreciation During the Period...............       (45,317,029)
                                                                --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........      (603,835,592)
                                                                --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................     1,597,963,837
Cost of Shares Repurchased..................................      (222,456,266)
                                                                --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........     1,375,507,571
                                                                --------------
TOTAL INCREASE IN NET ASSETS................................       771,671,979
NET ASSETS:
Beginning of the Period.....................................               -0-
                                                                --------------
End of the Period (Including accumulated net investment loss
  of $11,236)...............................................    $  771,671,979
                                                                ==============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                JUNE 26, 2000
                                                                (COMMENCEMENT
                                                                OF INVESTMENT
CLASS A SHARES                                                  OPERATIONS) TO
                                                                MARCH 31, 2001
                                                                --------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................       $ 10.00
                                                                   -------
  Net Investment Loss.......................................          (.05)
  Net Realized and Unrealized Loss..........................         (4.19)
                                                                   -------
Total from Investment Operations............................         (4.24)
                                                                   -------
NET ASSET VALUE, END OF THE PERIOD..........................       $  5.76
                                                                   =======

Total Return (a)............................................       -42.40%*
Net Assets at End of the Period (In millions)...............         157.3
Ratio of Expenses to Average Net Assets.....................         1.42%
Ratio of Net Investment Loss to Average Net Assets..........         (.80%)
Portfolio Turnover..........................................          266%*

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, the total return would be lower. This return includes Rule 12b-1 fees of up to .25%.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                JUNE 26, 2000
                                                                (COMMENCEMENT
                                                                OF INVESTMENT
CLASS B SHARES                                                  OPERATIONS) TO
                                                                MARCH 31, 2001
                                                                --------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................       $ 10.00
                                                                   -------
  Net Investment Loss.......................................          (.10)
  Net Realized and Unrealized Loss..........................         (4.17)
                                                                   -------
Total from Investment Operations............................         (4.27)
                                                                   -------
NET ASSET VALUE, END OF THE PERIOD..........................       $  5.73
                                                                   =======

Total Return (a)............................................       -42.70%*
Net Assets at End of the Period (In millions)...............         488.8
Ratio of Expenses to Average Net Assets.....................         2.17%
Ratio of Net Investment Loss to Average Net Assets..........        (1.55%)
Portfolio Turnover..........................................          266%*

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, the total return would be lower. This return includes Rule 12b-1 fees of 1%.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                JUNE 26, 2000
                                                                (COMMENCEMENT
                                                                OF INVESTMENT
CLASS C SHARES                                                  OPERATIONS) TO
                                                                MARCH 31, 2001
                                                                --------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................       $ 10.00
                                                                   -------
  Net Investment Loss.......................................          (.09)
  Net Realized and Unrealized Loss..........................         (4.18)
                                                                   -------
Total from Investment Operations............................         (4.27)
                                                                   -------
NET ASSET VALUE, END OF THE PERIOD..........................       $  5.73
                                                                   =======

Total Return (a)............................................       -42.70%*
Net Assets at End of the Period (In millions)...............         125.6
Ratio of Expenses to Average Net Assets.....................         2.17%
Ratio of Net Investment Loss to Average Net Assets..........        (1.55%)
Portfolio Turnover..........................................          266%*

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, the total return would be lower. This return includes Rule 12b-1 fees of 1%.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Select Growth Fund (the "Fund") is organized as a series of the Van Kampen Equity Trust (the "Trust"), a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital appreciation. The Fund commenced investment operations on June 26, 2000, with three classes of common shares: Class A, Class B, and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001

C. INCOME AND EXPENSE Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At March 31, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $125,135,343 which expires on March 31, 2009. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and the deferral of losses relating to wash sales transactions.

    At March 31, 2001, for federal income tax purposes, the cost of long- and short-term investments is $832,281,741, the aggregate gross unrealized appreciation is $29,421,033 and the aggregate gross unrealized depreciation is $79,101,554, resulting in net unrealized depreciation on long- and short-term investments of $49,680,521.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to the recognition of certain expenses that are not deductible for tax purposes totaling $753,071 has been reclassified from accumulated net investment loss to capital. Additionally, a permanent difference relating to a net operating loss in the amount of $10,959,437, was reclassified from accumulated net investment loss to capital.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001

F. EXPENSE REDUCTIONS During the period ended March 31, 2001, the Fund's custody fee was reduced by $33 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     0.75%
Next $500 million...........................................     0.70%
Over $1 billion.............................................     0.65%

    For the period ended March 31, 2001, the Fund recognized expenses of approximately $19,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each Fund. For the period ended March 31, 2001, the Fund recognized expenses of approximately $57,200 representing Van Kampen Investments Inc's or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of other and legal expenses, respectively, in the statement of operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended March 31, 2001, the Fund recognized expenses of approximately $1,766,100. All transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $3,470 are included in "Other Assets" on the Statement of Assets and Liabilities at March 31, 2001. Appreciation/ depreciation and distributions received from these investments are recorded with

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001

an offsetting increase/decrease on the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At March 31, 2001, capital aggregated $280,779,512, $862,641,109 and
$220,374,442 for Classes A, B, and C, respectively. For the period ended March 31, 2001, transactions were as follows:

                                                          SHARES           VALUE
Sales:
  Class A.............................................   38,045,070    $  366,818,026
  Class B.............................................   98,958,216       969,356,577
  Class C.............................................   27,274,194       261,789,234
                                                        -----------    --------------
Total Sales...........................................  164,277,480    $1,597,963,837
                                                        ===========    ==============
Repurchases:
  Class A.............................................  (10,733,255)   $  (83,651,082)
  Class B.............................................  (13,633,670)      (99,297,006)
  Class C.............................................   (5,348,854)      (39,508,178)
                                                        -----------    --------------
Total Repurchases.....................................  (29,715,779)   $ (222,456,266)
                                                        ===========    ==============

    Class B Shares and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the period ended March 31, 2001, no Class B Shares converted to Class A Shares. Class C Shares do not possess a conversion feature. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge
(CDSC). The CDSC for Class B and C Shares will be imposed on most redemptions made

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001

within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                   SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                 OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                              -----------------------
YEAR OF REDEMPTION                                            CLASS B         CLASS C
First.......................................................    5.00%           1.00%
Second......................................................    4.00%            None
Third.......................................................    3.00%            None
Fourth......................................................    2.50%            None
Fifth.......................................................    1.50%            None
Sixth and Thereafter........................................     None            None

    For the period ended March 31, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $1,269,700 and CDSC on redeemed shares of approximately $1,490,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $4,069,014,484 and $2,728,760,416, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's Class A Shares, Class B Shares and Class C shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the period ended March 31, 2001, are payments retained by Van Kampen of approximately $4,878,500.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of
Trustees of Van Kampen Select
Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Select Growth Fund (the "Fund"), as of March 31, 2001, and the related statements of operations, changes in net assets and the financial highlights from June 26, 2000 (commencement of investment operations) through March 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2001, by correspondence with the custodian and brokers or other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at March 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States.

[SIG]

Chicago, Illinois
May 10, 2001

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf (TDD)
  users, call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN SELECT GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President
   and Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG, LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

    (Copyright) (C) 2001 Van Kampen Funds Inc. All rights reserved.

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4
            GROWTH OF A $10,000 INVESTMENT       5

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       6
                          TOP FIVE SECTORS       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      18
             NOTES TO FINANCIAL STATEMENTS      25
            REPORT OF INDEPENDENT AUDITORS      31

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS      32
     FUND OFFICERS AND IMPORTANT ADDRESSES      33

With change, comes opportunity. Portfolio managers who seize today's opportunities will most likely perform well.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 20, 2001

Dear Shareholder,

Remember last year? The economic picture has changed dramatically in just a few months. Now with lower interest rates on the horizon and a possible recession, we are seeing an investment climate that is very different from the one to which we've grown accustomed. With change, however, comes opportunity. Portfolio managers who seize today's investment opportunities will most likely perform well, while those who prefer to recall the good-old days will find the current market environment challenging.

To help you put your fund's recent performance into perspective, this report explains how your fund's portfolio managers invested your money during this challenging time. In the following pages, you will find an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, Van Kampen has managed money long enough to understand market slowdowns are inevitable. But, to help protect yourself against future downturns, consider these time-tested investing principles as you seek to craft a successful investment strategy:

- DIVERSIFY--Owning a well-diversified portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk during sudden market drops. Diversification may improve your long-term portfolio performance and let you sleep better at night.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy that takes into account factors such as your age, family status, and goals. Though no portfolio is immune to volatility, your advisor can work with you to ensure that your portfolio appropriately addresses your long-term financial goals.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your money while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY PEAKED IN MARCH 2000 AND THEN BEGAN A SURPRISINGLY SWIFT DESCENT THROUGH THE END OF MARCH 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.0 PERCENT ON AN ANNUALIZED BASIS FOR THE FOURTH QUARTER OF 2000--A STARK CONTRAST TO THE SECOND-QUARTER HIGH OF 5.6 PERCENT. THIS ECONOMIC DOWNTURN STOKED RECESSION FEARS AS BUSINESS AND CONSUMER DEMAND CONTINUED TO COOL, SPENDING ON EXPORTS WANED AND MANUFACTURING ACTIVITY SLOWED.

CONSUMER SPENDING AND EMPLOYMENT
CORPORATE LAYOFFS, RISING ENERGY COSTS, A WEAKENING STOCK MARKET AND SLOWING ECONOMY CONTINUED TO EXERT PRESSURE ON CONSUMERS' POCKETBOOKS. CONSUMER CONFIDENCE AND SPENDING, WHICH HAD BEEN DECLINING SINCE LATE 2000, REMAINED LOW--BUT REMARKABLY STRONG--THROUGH THE FIRST QUARTER OF 2001. AGAINST THIS ECONOMIC BACKDROP, POLITICIANS, FINANCIAL ANALYSTS AND MAINSTREAM MEDIA WARNED OF A POSSIBLE RECESSION.

ADDING TO THESE GENERAL CONCERNS, THE JOBLESS RATE FOR MARCH CLIMBED TO ITS HIGHEST LEVEL IN ALMOST TWO YEARS--BUT, AT 4.3 PERCENT, UNEMPLOYMENT REMAINED AT HISTORICALLY LOW LEVELS.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.9 PERCENT IN THE 12 MONTHS ENDED MARCH 31. WITH INFLATION PRESSURES BUILDING AND ECONOMIC GROWTH SLOWING RAPIDLY, ALL EYES WERE ON THE FEDERAL RESERVE AS IT FOLLOWED ITS SURPRISE INTEREST-RATE CUT OF 0.50 PERCENT ON JANUARY 3, 2001, WITH TWO HIGHLY ANTICIPATED CUTS OF 0.50 PERCENT EACH, FIRST ON JANUARY 31, AND THEN AGAIN ON MARCH 20, 2001.

THE FED, WHICH HIKED INTEREST RATES THREE TIMES DURING THE FIRST HALF OF 2000, STATED ITS DRAMATIC POLICY REVERSAL AT THE START OF 2001 WAS IN RESPONSE TO RISING ENERGY COSTS AND ERODING CONSUMER AND BUSINESS CONFIDENCE. INDUSTRY ANALYSTS AND INVESTORS CAUTIOUSLY WELCOMED THE FED'S ACTIONS, BUT MANY DECIDED ADDITIONAL RATE CUTS WERE STILL IN ORDER TO WARD OFF A RECESSION AND RETURN GDP TO A HEALTHY AND SUSTAINABLE RATE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(December 31, 1998--December 31, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 1999--March 31, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                    INFLATION RATES
                                                                       --------------                    ---------------
Mar 99                                                                      4.75                               1.80
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2001)

                              A SHARES   B SHARES   C SHARES   D SHARES
---------------------------------------------------------------------------
One-year total return based
on NAV (1)                     -49.31%    -49.72%    -49.71%        N/A
---------------------------------------------------------------------------
One-year total return(2)       -52.22%    -51.79%    -50.12%        N/A
---------------------------------------------------------------------------
Life-of-Fund average annual
total return(2)                 17.31%     17.68%     17.91%    -42.49%(3)
---------------------------------------------------------------------------
Commencement date             05/29/96   05/29/96   05/29/96   10/17/00
---------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns do include Rule 12b-1 fee of up to .25% for Class A Shares and 1% for Class B and Class C Shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and C Shares and Rule 12b-fee. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fee for Class A Shares is up to .25% and for Class B and Class C Shares is 1%.

(3) Class D Shares commenced operations on 10/17/00. Class D Shares are available for purchase exclusively by investors of tax-exempt retirement plans (Profit Sharing, 401(K), Money Purchase Pension and Defined Benefit Plans) of Morgan Stanley Dean Witter & Co. ("Morgan Stanley Dean Witter") or any of its subsidiaries for the benefit of certain employees of Morgan Stanley Dean Witter and its subsidiaries. Class D Shares are offered without any sales charges on purchases or sales and do not include a 12b-1 fee. This return represents cumulative total return from commencement to 3/31/01.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

GROWTH OF A $10,000 INVESTMENT

(May 29, 1996--March 31, 2001)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                                                  RUSSELL 2500(R) Growth Index
                                                                                                   measures the performance of
                                                                                                those Russell 2500 companies with
                                                                                                 higher price-to-book ratios and
                                                                 AGRRESSIVE GROWTH FUND*        higher forecasted growth values.+
                                                                 -----------------------        ---------------------------------
5/29/96                                                                   9421.00                           10000.00
                                                                          9101.00                            9596.66
                                                                          9990.00                            9728.38
                                                                         10010.00                            9819.11
3/97                                                                      8092.00                            9033.36
                                                                          9920.00                           10501.50
                                                                         12687.00                           12248.70
                                                                         11379.00                           11268.00
3/98                                                                     13067.00                           12523.80
                                                                         13666.00                           11912.90
                                                                         11608.00                            9267.48
                                                                         15407.00                           11617.20
3/99                                                                     18275.00                           11494.90
                                                                         20749.00                           13426.60
                                                                         22657.00                           12960.80
                                                                         35526.00                           18062.60
3/00                                                                     42702.00                           20798.60
                                                                         37089.00                           19361.50
                                                                         40546.00                           18792.40
                                                                         30513.00                           15156.30
3/01                                                                     21646.00                           12137.90


This chart compares your fund's performance to that of the Russell 2500 (R) Growth Index over time.

This index is an unmanaged broad-based, statistical composite and its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and an annual 12b-1 fee of up to 0.25 percent. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
* Hypo(R) Provided by Towers Data, Bethesda, MD
(+) Bloomberg

TOP TEN HOLDINGS(+)

(as a percentage of long-term investments--March 31, 2001)


1.   ALZA                        3.4%
     Develops pharmaceuticals and
     drug-delivery systems, such as the
     skin patch.

2.   GOLDEN WEST FINANCIAL       2.5%
     Provides financial services and
     operates banks primarily in the
     western United States.

3.   USA EDUCATION               2.4%
     Provides loans and financial services
     to students in the United States.

4.   NABORS INDUSTRIES           2.3%
     Offers drilling, engineering, and
     other services to petroleum producers
     around the world.

5.   LABORATORY CORPORATION      2.3%
     Provides clinical laboratory services
     to the medical industry worldwide.

6.   BJ SERVICES                 2.3%
     Provides a variety of oil-field
     services to the petroleum industry.

7.   FOREST LABORATORIES         2.3%
     Develops and manufactures
     pharmaceutical products.

8.   CONCORD EFS                 2.1%
     Manufactures credit-card processing
     equipment and automatic teller
     machines.

9.   NOBLE DRILLING              2.1%
     Owns and operates offshore oil
     drilling equipment worldwide.

10.  WEATHERFORD INTERNATIONAL   1.9%
     Supplies drilling equipment and
     services for oil and natural gas
     exploration.

(+)
Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment banking services for the companies listed.

TOP FIVE SECTORS*

(as a percentage of long-term investments--March 31, 2001)

 [BAR GRAPH]   PORTFOLIO AT A GLANCE

                                                                              March 31, 2001
Oil & Gas Equipment & Services                                                          9.80
Pharmaceuticals                                                                         8.80
Oil & Gas Drilling                                                                      7.70
Health Care Facilities                                                                  7.00
Electric Utilities                                                                      4.40

* Subject to change daily.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN AGGRESSIVE GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12-MONTH PERIOD ENDED MARCH 31, 2001. THE TEAM IS LED BY SENIOR PORTFOLIO MANAGERS GARY LEWIS AND DUDLEY BRICKHOUSE. LEWIS HAS MANAGED THE FUND SINCE ITS INCEPTION IN 1996 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1979. BRICKHOUSE HAS MANAGED THE FUND SINCE 1997 AND HAS BEEN IN THE INVESTMENT INDUSTRY SINCE 1990. THEY ARE JOINED BY SENIOR PORTFOLIO MANAGERS JANET LUBY AND DAVID WALKER AND PORTFOLIO MANAGER MATTHEW HART. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

[PHOTO]            [PHOTO]           [PHOTO]           [PHOTO]           [PHOTO]

Q   WHAT MARKET FACTORS INFLUENCED
    THE FUND'S RETURN DURING THE REPORTING PERIOD, AND HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

A   In a market that was challenging
for money managers and shareholders alike, the fund returned a disappointing -49.31 percent compared to -41.64 percent by one of its benchmarks, (the Russell 2500(R) Growth Index), for the 12 months ended March 31, 2001. Performance information for the fund reflects Class A shares at net asset value, including a 12b-1 fee of up to 0.25 percent and excluding a maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would have been lower. As a result of recent market activity, current performance may vary from the figures shown. Past performance is no guarantee of future results. The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. It is a statistical composite and its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional fund performance results.

    As discussed in the fund's September 2000 semi-annual report, the fund outpaced its benchmark in the first half of the reporting period. But, during the second half--and especially during the first quarter of 2001--the fund didn't fare as well; its results were hurt by a very large weighting in technology stocks. When leading technology companies began issuing earnings warnings late in 2000, the effect on the technology sector and the rest of the market was dramatic. High-valuation growth stocks tumbled across the board, with the tech-heavy Nasdaq stock index (down 60 percent for the reporting period) bearing the brunt of the decline. Though in early 2001 the Federal Reserve aggressively lowered interest rates by a total of 1.5 percentage points, this did little to soothe investors. The market sell-off continued. By the end of the reporting period, major market indexes fell to levels not seen in two years.

Q   ON JANUARY 3, 2001, THE
    FED ENGINEERED A SURPRISE INTEREST-RATE CUT. HOW DID THAT AFFECT THE FUND?

A   Ironically, the rate cut had a
negative impact on fund performance. This rate reduction was a huge catalyst for economically sensitive stocks. On that day alone, the Nasdaq had its largest percentage gain ever--more than 14 percent--and the Standard & Poor's 500 rose by an impressive 5 percent. While the markets basked in the good times, the situation was much less favorable for the fund. Our stock-selection strategy, which has served us well for years, led us to invest in the types of companies which had been outperforming up until that point--those with solid fundamentals and earnings which were holding up in the face of a slowing economy. However, when the Fed cut interest rates our fund's performance suffered, as these stocks saw their values rise much less than those of more economically sensitive companies. As time went on, market conditions again started favoring the types of stocks owned in the fund, but we were unquestionably hurt by the market's response to the surprise interest-rate cut.

Q   IN THIS VOLATILE STOCK MARKET,
    WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

A   Regardless of market conditions,
our investment discipline remains the same: we look to invest in stocks with rising earnings expectations and rising valuations. However, this strategy is challenged in difficult stock markets when many companies have falling valuations. During these times, we favor companies with valuations that are declining the least.

    Because of the added risk found in this stock market, we looked to diversify the fund's investments. This included reducing our weighting in technology stocks which, when the reporting period began, comprised the majority of fund assets. In technology's place, we invested in companies we believed had the strongest fundamentals--resulting in substantially higher portfolio weightings in energy, health care and financial services. Though stocks in these areas often grow more slowly than we consider ideal, we believed they represented the most attractive growth opportunities available to us.

Q   WHAT WERE SOME OF YOUR MOST
    SUCCESSFUL INVESTMENTS DURING THE REPORTING PERIOD?

A   Some of our strongest performers
were in growth utilities stocks. In a world of utility deregulation, companies that can produce power on a cost-effective basis have a huge advantage over less-efficient competitors. This is especially true in the production of natural gas. Two companies flourishing in this environment--Calpine and Dynegy--were extremely successful stocks for the fund during the reporting period.

    In the energy area, investments in Nabors Industries and EOG Resources helped boost fund performance. Nationwide demand for natural gas has been extremely high, resulting in a corresponding rise in prices. As a result, gas producers like EOG have seen increases in both their current and expected future earnings. Drilling companies such as Nabors have also benefited because they can command higher rates for their services.

    Investments in certain health care stocks also enhanced returns. ALZA, the fund's top holding as of March 31, 2001, performed very well. This pharmaceutical manufacturer is best known for Concerta, the only attention deficit hyperactivity disorder drug available in a once daily dosage. Also helping fund performance was Alpharma, a U.S. generic drug maker. The company stands to benefit when its competitors' drug patents expire in the near future. In the area of medical testing, our investment in Quest Diagnostics helped the fund.

    Financial companies such as Golden West Financial were also strong performers. Golden West, a well-managed savings and loan, benefited from the current climate of declining interest rates.

    Of course, not all of the stocks in the fund performed as favorably, nor is there any guarantee these stocks will continue to perform as well or be held by the fund in the future. For additional fund highlights, please refer to page 6.

Q   WHICH STOCKS HURT
    FUND PERFORMANCE?

A   Virtually all the fund's weakest
performers during the reporting period were technology stocks. In response to sharp cutbacks in corporate technology spending, many companies in this sector experienced rapid declines in their fundamentals beginning in the fourth quarter of 2000. This resulted in sharply falling valuations across the board--even for those companies with fundamentals that still seemed solid.

    The problems for technology began last fall when Nortel Networks, a leading manufacturer of telecommunications products, announced its earnings would lag analysts' expectations. This news had a ripple effect, with suppliers to Nortel and its competitors finding it more difficult to sell their inventory. Stocks of telecom-equipment makers such as Juniper Networks and Extreme Networks, both of which were owned in the fund, were among the first to be hit hard by the news. Others affected were stocks of companies supplying components to the equipment makers. Among the fund's investments, these included Applied Micro Circuits, TranSwitch and JDS Uniphase.

    The trend continued, with one area of technology after another falling in succession. In the end, the final holdouts were data-storage and software companies, whose fundamentals held up the longest. But by the first quarter of 2001, even stocks in these areas fell prey to the economic slowdown. Software companies like Micromuse, NetIQ and Interwoven saw major declines in their valuations, as did storage businesses Emulex, Brocade Communications and Advanced Digital Information Systems. The declines in these stocks further hindered fund performance.

Q   WHAT DO YOU SEE AHEAD FOR THE
    MARKETS AND THE FUND?

A   We are optimistic the Fed will
continue to lower interest rates, and lower interest rates have historically meant better times ahead for the stock market. We are also hopeful the fund, which as of the end of the reporting period was broadly diversified, is well positioned for this challenging market environment.

    We know this has been a difficult period for the fund's shareholders, and we are working constantly to improve results. At the same time, we remain confident in our investment strategy of seeking stocks with rising earnings expectations and rising valuations. Market-in and market-out, we have followed this discipline. While short-term volatility is a part of investing, we continue to believe that following our strategy is the best way for the fund to achieve strong long-term performance for our shareholders.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

12B-1 FEE: A fee charged by a mutual fund to cover costs associated with promotion, distributions, marketing and, in some cases, broker's commissions.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

STANDARD & POOR'S 500 INDEX: A broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The index, which tracks industrial, transportation, financial, and utility stocks, to name a few, provides a guide to the overall health of the U.S. stock market.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMMON STOCKS  93.0%
AEROSPACE & DEFENSE  1.2%
Alliant Techsystems, Inc. (a)..............................    100,000   $    8,855,000
Lockheed Martin Corp. .....................................    300,000       10,695,000
                                                                         --------------
                                                                             19,550,000
                                                                         --------------
APPAREL & ACCESSORIES  1.2%
Jones Apparel Group, Inc. (a)..............................    400,000       15,120,000
Quicksilver, Inc. (a)......................................    200,000        5,310,000
                                                                         --------------
                                                                             20,430,000
                                                                         --------------
APPAREL RETAIL  3.7%
American Eagle Outfitters, Inc. (a)........................    400,000       11,500,000
HOT Topic, Inc. (a)........................................    200,000        5,600,000
Pacific Sunwear of California (a)..........................    400,000       11,000,000
Talbots, Inc. .............................................    400,000       16,992,000
TJX Cos., Inc. ............................................    500,000       16,000,000
                                                                         --------------
                                                                             61,092,000
                                                                         --------------
APPLICATION SOFTWARE  3.2%
AremisSoft Corp. (a).......................................    100,000        1,300,000
Autodesk, Inc. ............................................    200,000        6,112,500
BEA Systems, Inc. (a)......................................    300,000        8,812,500
Cadence Design Systems, Inc. (a)...........................    500,000        9,245,000
NVIDIA Corp. (a)...........................................    300,000       19,476,562
Peregrine Systems, Inc. (a)................................    400,000        7,800,000
                                                                         --------------
                                                                             52,746,562
                                                                         --------------
BANKS  3.2%
Doral Financial Corp. .....................................    200,000        6,000,000
Golden West Financial Corp. ...............................    600,000       38,940,000
TCF Financial Corp. .......................................    200,000        7,558,000
                                                                         --------------
                                                                             52,498,000
                                                                         --------------
BIOTECHNOLOGY  1.3%
IDEC Pharmaceuticals Corp. (a).............................    400,000       16,000,000
Invitrogen Corp. (a).......................................    100,000        5,485,000
                                                                         --------------
                                                                             21,485,000
                                                                         --------------
CASINO & GAMING  1.2%
International Game Technology (a)..........................    400,000       20,140,000
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
CONSTRUCTION & ENGINEERING  1.2%
Fluor Corp. ...............................................    200,000   $    8,900,000
Rowan Cos., Inc. (a).......................................    400,000       11,000,000
                                                                         --------------
                                                                             19,900,000
                                                                         --------------
CONSUMER FINANCE  1.4%
AmeriCredit Corp. (a)......................................    400,000       12,972,000
Fidelity National Financial, Inc. .........................    400,000       10,708,000
                                                                         --------------
                                                                             23,680,000
                                                                         --------------
DATA PROCESSING SERVICES  0.6%
BISYS Group, Inc. (a)......................................    200,000       10,687,500
                                                                         --------------

DEPARTMENT STORES  1.2%
Federated Department Stores, Inc. (a)......................    500,000       20,775,000
                                                                         --------------

DIVERSIFIED COMMERCIAL SERVICES  2.7%
Apollo Group, Inc., Class A (a)............................    400,000       13,125,000
Concord EFS, Inc. (a)......................................    800,000       32,350,000
                                                                         --------------
                                                                             45,475,000
                                                                         --------------
DIVERSIFIED FINANCIAL SERVICES  2.5%
Federated Investors, Inc., Class B.........................    200,000        5,670,000
USA Education, Inc. .......................................    500,000       36,325,000
                                                                         --------------
                                                                             41,995,000
                                                                         --------------
DIVERSIFIED METALS & MINING  0.4%
LaBranche & Co., Inc (a)...................................    200,000        6,432,000
                                                                         --------------

ELECTRIC UTILITIES  4.1%
American Electric Power Co., Inc. .........................    200,000        9,400,000
Dynegy, Inc. ..............................................    400,000       20,404,000
Exelon Corp. ..............................................    300,000       19,680,000
NRG Energy, Inc. (a).......................................    500,000       18,200,000
                                                                         --------------
                                                                             67,684,000
                                                                         --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  0.6%
PerkinElmer, Inc. .........................................    200,000       10,490,000
                                                                         --------------

FOOD RETAIL  0.3%
Winn-Dixie Stores, Inc. ...................................    200,000        5,674,000
                                                                         --------------

FOOTWEAR  1.0%
Skechers U.S.A., Inc., Class A (a).........................    300,000        7,200,000
Timberland Co., Class A (a)................................    200,000       10,160,000
                                                                         --------------
                                                                             17,360,000
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
GAS UTILITIES  2.1%
Corinthian Colleges, Inc. (a)..............................    200,000   $    8,050,000
Kinder Morgan, Inc. .......................................    500,000       26,600,000
                                                                         --------------
                                                                             34,650,000
                                                                         --------------
GENERAL MERCHANDISE STORES  0.9%
BJ's Wholesale Club, Inc. (a)..............................    300,000       14,355,000
                                                                         --------------

HEALTH CARE DISTRIBUTORS & SERVICES  0.5%
Priority Healthcare Corp., Class B (a).....................    200,000        7,550,000
                                                                         --------------

HEALTH CARE EQUIPMENT  2.3%
Cytyc Corp. (a)............................................    600,000        9,900,000
Stryker Corp. .............................................    300,000       15,675,000
Varian Medical Systems, Inc. ..............................    200,000       12,160,000
                                                                         --------------
                                                                             37,735,000
                                                                         --------------
HEALTH CARE FACILITIES  6.5%
Community Health Systems, Inc. (a).........................    200,000        5,700,000
Laboratory Corp. of America Holdings (a)...................    300,000       36,075,000
LifePoint Hospitals, Inc. (a)..............................    300,000       10,725,000
Tenet Healthcare Corp. (a).................................    600,000       26,400,000
Triad Hospitals, Inc. (a)..................................    100,000        2,825,000
Universal Health Services, Inc., Class B (a)...............    300,000       26,490,000
                                                                         --------------
                                                                            108,215,000
                                                                         --------------
HOMEBUILDING  2.4%
Centex Corp. ..............................................    300,000       12,495,000
Lennar Corp. ..............................................    300,000       11,958,000
Pulte Corp. ...............................................    200,000        8,082,000
Toll Brothers, Inc. (a)....................................    200,000        7,700,000
                                                                         --------------
                                                                             40,235,000
                                                                         --------------
HOTELS  0.4%
Starwood Hotels & Resorts Worldwide, Inc., Class B.........    200,000        6,802,000
                                                                         --------------

INDUSTRIAL CONGLOMERATES  1.1%
Mirant Corp. (a)...........................................    500,000       17,750,000
                                                                         --------------

IT CONSULTING & SERVICES  2.6%
Career Education Corp. (a).................................    100,000        5,004,710
SunGard Data Systems, Inc. (a).............................    400,000       19,692,000
Check Point Software Technologies Ltd.--ADR (Israel) (a)...    400,000       19,000,000
                                                                         --------------
                                                                             43,696,710
                                                                         --------------
LEISURE PRODUCTS  0.5%
Callaway Golf Co. .........................................    400,000        8,884,000
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
MANAGED HEALTH CARE  2.1%
Caremark Rx, Inc. (a)......................................    600,000   $    7,824,000
Health Net, Inc. (a).......................................    400,000        8,244,000
Wellpoint Health Networks, Inc. (a)........................    200,000       19,062,000
                                                                         --------------
                                                                             35,130,000
                                                                         --------------
MOTORCYCLE MANUFACTURERS  0.5%
Harley-Davidson, Inc. .....................................    200,000        7,590,000
                                                                         --------------

MULTI-LINE INSURANCE  1.4%
Loews Corp. ...............................................    400,000       23,764,000
                                                                         --------------

MULTI-UTILITIES  0.3%
Questar Corp. .............................................    200,000        5,480,000
                                                                         --------------

OIL & GAS DRILLING  7.1%
ENSCO International, Inc. .................................    400,000       14,000,000
Helmerich & Payne, Inc. ...................................    400,000       18,520,000
Marine Drilling Cos., Inc. (a).............................    300,000        7,995,000
Nabors Industries, Inc. (a)................................    700,000       36,288,000
Noble Drilling Corp. (a)...................................    700,000       32,312,000
Patterson Energy, Inc. (a).................................    300,000        9,487,500
                                                                         --------------
                                                                            118,602,500
                                                                         --------------
OIL & GAS EQUIPMENT & SERVICES  9.2%
BJ Services Co. (a)........................................    500,000       35,600,000
National-Oilwell, Inc. (a).................................    600,000       20,778,000
Smith International, Inc. (a)..............................    400,000       28,080,000
Tidewater, Inc. ...........................................    500,000       22,600,000
UTI Energy Corp. (a).......................................    300,000        9,075,000
Veritas DGC, Inc. (a)......................................    200,000        6,390,000
Weatherford International, Inc. (a)........................    600,000       29,610,000
                                                                         --------------
                                                                            152,133,000
                                                                         --------------
OIL & GAS EXPLORATION & PRODUCTION  2.2%
EOG Resources, Inc. .......................................    300,000       12,369,000
Noble Affiliates, Inc. ....................................    250,000       10,432,500
Precision Drilling Corp.--ADR (Canada) (a).................    300,000       10,701,000
Stone Energy Corp. (a).....................................     46,900        2,310,763
                                                                         --------------
                                                                             35,813,263
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
PHARMACEUTICALS  8.2%
AdvancePCS (a).............................................    200,000   $   10,853,125
ALZA Corp. (a).............................................  1,300,000       52,650,000
CIMA Labs, Inc. (a)........................................    100,000        6,212,500
Forest Laboratories, Inc. (a)..............................    600,000       35,544,000
IVAX Corp. (a).............................................    200,000        6,300,000
King Pharmaceuticals, Inc. (a).............................    600,000       24,450,000
                                                                         --------------
                                                                            136,009,625
                                                                         --------------
PROPERTY & CASUALTY INSURANCE  1.1%
AMBAC Financial Group, Inc. ...............................    200,000       12,380,100
First American Corp. ......................................    200,000        5,200,000
                                                                         --------------
                                                                             17,580,100
                                                                         --------------
RESTAURANTS  1.2%
Brinker International, Inc. (a)............................    400,000       11,164,000
Starbucks Corp. (a)........................................    200,000        8,487,500
                                                                         --------------
                                                                             19,651,500
                                                                         --------------
SEMICONDUCTOR EQUIPMENT  1.3%
Novellus Systems, Inc. (a).................................    400,000       16,225,000
Ultratech Stepper, Inc. (a)................................    200,000        4,925,000
                                                                         --------------
                                                                             21,150,000
                                                                         --------------
SEMICONDUCTORS  1.2%
Advanced Micro Devices, Inc. ..............................    300,000        7,962,000
National Semiconductor Corp. (a)...........................    300,000        8,025,000
Rudolph Technologies, Inc. (a).............................    100,000        3,468,750
                                                                         --------------
                                                                             19,455,750
                                                                         --------------
SPECIALTY STORES  0.7%
Bed Bath & Beyond, Inc. (a)................................    500,000       12,281,250
                                                                         --------------

STEEL  0.8%
Shaw Group, Inc. (a).......................................    300,000       14,013,000
                                                                         --------------

SYSTEMS SOFTWARE  2.3%
BMC Software, Inc. (a).....................................    600,000       12,900,000
Mentor Graphics Corp. (a)..................................    300,000        6,187,500
Micromuse, Inc. (a)........................................    300,000       11,337,000
Symantec Corp. (a).........................................    200,000        8,362,500
                                                                         --------------
                                                                             38,787,000
                                                                         --------------
TELECOMMUNICATIONS EQUIPMENT  2.4%
CIENA Corp. (a)............................................    300,000       12,525,000
Comverse Technology, Inc. (a)..............................    200,000       11,778,000
L-3 Communications Holdings, Inc. (a)......................    200,000       15,790,000
                                                                         --------------
                                                                             40,093,000
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
TOBACCO  0.7%
R.J. Reynolds Tobacco Holdings, Inc. ......................    200,000   $   11,220,000
                                                                         --------------

TOTAL LONG-TERM INVESTMENTS  93.0%
  (Cost $1,627,297,782)...............................................    1,546,720,760

REPURCHASE AGREEMENT  9.0%
State Street Bank & Trust Co. ($149,820,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 03/30/01, to be sold on 04/02/01 at $149,884,922)
  (Cost $149,820,000).................................................      149,820,000
                                                                         --------------

TOTAL INVESTMENTS  102.0%
  (Cost $1,777,117,782)...............................................    1,696,540,760

LIABILITIES IN EXCESS OF OTHER ASSETS  (2.0%).........................      (34,008,385)
                                                                         --------------

NET ASSETS  100.0%....................................................   $1,662,532,375
                                                                         ==============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2001

ASSETS:
Total Investments (Cost $1,777,117,782).....................  $1,696,540,760
Receivables:
  Investments Sold..........................................      50,408,628
  Fund Shares Sold..........................................      11,048,345
  Dividends.................................................         104,000
  Interest..................................................          43,282
Unamortized Organizational Costs............................           3,458
Other.......................................................          79,657
                                                              --------------
    Total Assets............................................   1,758,228,130
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      86,877,450
  Fund Shares Repurchased...................................       5,277,336
  Distributor and Affiliates................................       1,556,176
  Investment Advisory Fee...................................       1,033,184
  Custodian Bank............................................          27,028
Accrued Expenses............................................         834,932
Trustees' Deferred Compensation and Retirement Plans........          89,649
                                                              --------------
    Total Liabilities.......................................      95,695,755
                                                              --------------
NET ASSETS..................................................  $1,662,532,375
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $2,285,010,069
Accumulated Net Investment Loss.............................        (125,005)
Net Unrealized Depreciation.................................     (80,577,022)
Accumulated Distributions in Excess of Net Realized Gain....    (541,775,667)
                                                              --------------
NET ASSETS..................................................  $1,662,532,375
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $778,086,859 and 49,330,803 shares of
    beneficial interest issued and outstanding).............  $        15.77
    Maximum sales charge (5.75%* of offering price).........             .96
                                                              --------------
    Maximum offering price to public........................  $        16.73
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $642,486,699 and 42,769,761 shares of
    beneficial interest issued and outstanding).............  $        15.02
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $152,856,129 and 10,144,971 shares of
    beneficial interest issued and outstanding).............  $        15.07
                                                              ==============
  Class D Shares:
    Net asset value and offering price per share (Based on
    net assets of $89,102,688 and 5,645,271 shares of
    beneficial interest issued and outstanding).............  $        15.78
                                                              ==============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended March 31, 2001

INVESTMENT INCOME:
Interest....................................................  $     7,905,156
Dividends (Net of foreign withholding taxes of $3,677)......        1,829,278
                                                              ---------------
    Total Income............................................        9,734,434
                                                              ---------------
EXPENSES:
Investment Advisory Fee.....................................       15,135,142
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, and C of $2,217,728, $8,754,628, and $2,027,593,
  respectively).............................................       12,999,949
Shareholder Services........................................        4,791,085
Custody.....................................................          231,098
Legal.......................................................          136,972
Trustees' Fees and Related Expenses.........................           24,123
Amortization of Organizational Costs........................           21,000
Other.......................................................        1,633,731
                                                              ---------------
    Total Expenses..........................................       34,973,100
    Less Credits Earned on Cash Balances....................           92,823
                                                              ---------------
    Net Expenses............................................       34,880,277
                                                              ---------------
NET INVESTMENT LOSS.........................................  $   (25,145,843)
                                                              ===============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $  (365,538,594)
                                                              ---------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      989,605,632
  End of the Period.........................................      (80,577,022)
                                                              ---------------
Net Unrealized Depreciation During the Period...............   (1,070,182,654)
                                                              ---------------
NET REALIZED AND UNREALIZED LOSS............................  $(1,435,721,248)
                                                              ===============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(1,460,867,091)
                                                              ===============

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended March 31, 2001 and 2000

                                                       YEAR ENDED         YEAR ENDED
                                                     MARCH 31, 2001     MARCH 31, 2000
                                                     ---------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss................................. $   (25,145,843)   $  (15,016,872)
Net Realized Gain/Loss..............................    (365,538,594)      285,606,283
Net Unrealized Appreciation/Depreciation During the
  Period............................................  (1,070,182,654)      821,424,169
                                                     ---------------    --------------
Change in Net Assets from Operations................  (1,460,867,091)    1,092,013,580
                                                     ---------------    --------------

Distributions from and in Excess of Net Realized
  Gain:
  Class A Shares....................................    (164,412,380)      (44,926,473)
  Class B Shares....................................    (148,576,837)      (42,825,702)
  Class C Shares....................................     (36,022,268)       (7,505,533)
  Class D Shares....................................     (20,116,940)              -0-
                                                     ---------------    --------------
Total Distributions.................................    (369,128,425)      (95,257,708)
                                                     ---------------    --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................  (1,829,995,516)      996,755,872
                                                     ---------------    --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...........................   1,732,425,474     1,278,094,894
Net Asset Value of Shares Issued Through Dividend
  Reinvestment......................................     317,375,117        84,362,153
Cost of Shares Repurchased..........................    (914,270,071)     (503,929,502)
                                                     ---------------    --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..   1,135,530,520       858,527,545
                                                     ---------------    --------------
TOTAL INCREASE/DECREASE IN NET ASSETS...............    (694,464,996)    1,855,283,417
NET ASSETS:
Beginning of the Period.............................   2,356,997,371       501,713,954
                                                     ---------------    --------------
End of the Period (Including accumulated net
  investment loss of $125,005 and $119,043,
  respectively)..................................... $ 1,662,532,375    $2,356,997,371
                                                     ===============    ==============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                        NINE                          MAY 29, 1996
                                    YEAR ENDED         MONTHS        YEAR ENDED      (COMMENCEMENT
                                     MARCH 31,          ENDED         JUNE 30,       OF INVESTMENT
CLASS A SHARES                  -------------------   MARCH 31,    ---------------   OPERATIONS) TO
                                2001 (B)   2000 (B)   1999 (B)      1998     1997    JUNE 30, 1996
                                -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 THE PERIOD...................  $ 37.44    $  17.14    $13.68      $ 9.95   $ 9.12       $ 9.43
                                -------    --------    ------      ------   ------       ------
 Net Investment Loss..........     (.21)       (.24)     (.13)       (.13)    (.07)         -0-
 Net Realized and Unrealized
   Gain/Loss..................   (17.03)      22.41      4.45        3.86      .90         (.31)
                                -------    --------    ------      ------   ------       ------
Total from Investment
 Operations...................   (17.24)      22.17      4.32        3.73      .83         (.31)
Less Distributions from and in
 Excess of Net Realized Gain..     4.43        1.87       .86         -0-      -0-          -0-
                                -------    --------    ------      ------   ------       ------
NET ASSET VALUE, END OF THE
 PERIOD.......................  $ 15.77    $  37.44    $17.14      $13.68   $ 9.95       $ 9.12
                                =======    ========    ======      ======   ======       ======

Total Return* (a).............  -49.31%     133.67%    33.72%**    37.49%    9.10%       -3.29%**
Net Assets at End of the
 Period (In millions).........  $ 778.1    $1,205.8    $242.6      $117.5   $ 84.0       $ 30.3
Ratio of Expenses to Average
 Net Assets*..................    1.19%       1.25%     1.56%       1.44%    1.30%        1.29%
Ratio of Net Investment Loss
 to Average Net Assets*.......    (.75%)      (.86%)   (1.22%)     (1.09%)   (.81%)       (.50%)
Portfolio Turnover............     270%        139%      126%**      185%     186%           4%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
 Net Assets...................      N/A         N/A       N/A       1.61%    1.61%        2.05%
Ratio of Net Investment Loss
 to Average Net Assets........      N/A         N/A       N/A      (1.26%)  (1.12%)      (1.25%)

** Non-annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns do include Rule 12b-1 fee of up to .25%.

(b) Based on average shares outstanding.

N/A=Not Applicable

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                        NINE                          MAY 29, 1996
                                    YEAR ENDED         MONTHS        YEAR ENDED      (COMMENCEMENT
                                     MARCH 31,          ENDED         JUNE 30,       OF INVESTMENT
CLASS B SHARES                  -------------------   MARCH 31,    ---------------   OPERATIONS) TO
                                2001 (B)   2000 (B)   1999 (B)      1998     1997    JUNE 30, 1996
                                -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 THE PERIOD...................  $ 36.24    $ 16.75     $ 13.46     $ 9.87   $ 9.11      $  9.43
                                -------    -------     -------     ------   ------      -------
 Net Investment Loss..........     (.41)      (.43)       (.19)      (.20)    (.10)        (.01)
 Net Realized and Unrealized
   Gain/Loss..................   (16.38)     21.79        4.34       3.79      .86         (.31)
                                -------    -------     -------     ------   ------      -------
Total from Investment
 Operations...................   (16.79)     21.36        4.15       3.59      .76         (.32)
Less Distributions from and in
 Excess of Net Realized Gain..     4.43       1.87         .86        -0-      -0-          -0-
                                -------    -------     -------     ------   ------      -------
NET ASSET VALUE, END OF THE
 PERIOD.......................  $ 15.02    $ 36.24     $ 16.75     $13.46   $ 9.87      $  9.11
                                =======    =======     =======     ======   ======      =======

Total Return* (a).............  -49.72%    131.91%      32.99%**   36.37%    8.34%       -3.39%**
Net Assets at End of the
 Period (In millions).........  $ 642.5    $ 948.5     $ 231.8     $148.4   $ 94.2      $  25.5
Ratio of Expenses to Average
 Net Assets*..................    2.00%      2.00%       2.33%      2.20%    2.05%        2.06%
Ratio of Net Investment Loss
 to Average Net Assets*.......   (1.56%)    (1.61%)     (1.99%)    (1.85%)  (1.55%)      (1.28%)
Portfolio Turnover............     270%       139%        126%**     185%     186%           4%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
 Net Assets...................      N/A        N/A         N/A      2.37%    2.35%        2.81%
Ratio of Net Investment Loss
 to Average Net Assets........      N/A        N/A         N/A     (2.02%)  (1.86%)      (2.04%)

** Non-annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns do include Rule 12b-1 fee of 1%.

(b) Based on average shares outstanding.

N/A=Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                        NINE                          MAY 29, 1996
                                    YEAR ENDED         MONTHS        YEAR ENDED      (COMMENCEMENT
                                     MARCH 31,          ENDED         JUNE 30,       OF INVESTMENT
CLASS C SHARES                  -------------------   MARCH 31,    ---------------   OPERATIONS) TO
                                2001 (B)   2000 (B)   1999 (B)      1998     1997    JUNE 30, 1996
                                -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 THE PERIOD...................  $ 36.33    $ 16.76     $ 13.47     $ 9.87   $ 9.11       $ 9.43
                                -------    -------     -------     ------   ------       ------
 Net Investment Loss..........     (.40)      (.45)       (.20)      (.20)    (.10)        (.01)
 Net Realized and Unrealized
   Gain/Loss..................   (16.43)     21.89        4.35       3.80      .86         (.31)
                                -------    -------     -------     ------   ------       ------
Total from Investment
 Operations...................   (16.83)     21.44        4.15       3.60      .76         (.32)
Less Distributions from and in
 Excess of Net Realized Gain..     4.43       1.87         .86        -0-      -0-          -0-
                                -------    -------     -------     ------   ------       ------
NET ASSET VALUE, END OF THE
 PERIOD.......................  $ 15.07    $ 36.33     $ 16.76     $13.47   $ 9.87       $ 9.11
                                =======    =======     =======     ======   ======       ======

Total Return* (a).............  -49.71%    132.31%      32.96%**   36.47%    8.34%       -3.39%**
Net Assets at End of the
 Period (In millions).........  $ 152.9    $ 202.7     $  27.4     $ 16.4   $ 10.8       $  3.9
Ratio of Expenses to Average
 Net Assets*..................    2.00%      2.01%       2.33%      2.20%    2.05%        2.05%
Ratio of Net Investment Loss
 to Average Net Assets*.......   (1.56%)    (1.62%)     (1.98%)    (1.85%)  (1.54%)      (1.28%)
Portfolio Turnover............     270%       139%        126%**     185%     186%           4%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
 Net Assets...................      N/A        N/A         N/A      2.36%    2.35%        2.81%
Ratio of Net Investment Loss
 to Average Net Assets........      N/A        N/A         N/A     (2.02%)  (1.85%)      (2.04%)

** Non-annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns do include Rule 12b-1 fee of 1%.

(b) Based on average shares outstanding.

N/A=Not Applicable

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                 OCTOBER 17, 2000
                                                                  (COMMENCEMENT
                                                                  OF INVESTMENT
CLASS D SHARES                                                    OPERATIONS) TO
                                                                MARCH 31, 2001 (B)
                                                                ------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................         $  33.01
                                                                     --------
  Net Investment Loss.......................................             (.05)
  Net Realized and Unrealized Loss..........................           (12.75)
                                                                     --------
Total from Investment Operations............................           (12.80)
Less Distributions from Net Realized Gain...................             4.43
                                                                     --------
NET ASSET VALUE, END OF THE PERIOD..........................         $  15.78
                                                                     ========

Total Return (a)............................................          -42.49%**
Net Assets at End of the Period (In millions)...............         $   89.1
Ratio of Expenses to Average Net Assets.....................            1.08%
Ratio of Net Investment Loss to Average Net Assets..........            (.49%)
Portfolio Turnover..........................................             270%

(a) Assumes reinvestment of all distributions for the period.

(b) Based on average shares outstanding.

** Non-annualized

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Aggressive Growth Fund (the "Fund") is organized as a separate diversified series of Van Kampen Equity Trust (the "Trust"), a Delaware business trust which is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital growth. The Fund commenced investment operations on May 29, 1996 with three classes of common shares, Class A, Class B and Class C. The distribution of the Fund's Class D Shares commenced on October 17, 2000.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001

the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS The Fund will reimburse Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $105,000. These costs are being amortized on a straight line basis over the 60 month period ending May 28, 2001. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Accumulated net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October losses which may not be recognized for tax purposes until the first day of the following fiscal year, and losses related to wash sales transactions.

    At March 31, 2001, for federal income tax purposes, cost of long- and short-term investments is $1,783,156,220, the aggregate gross unrealized appreciation is $77,630,811 and the aggregate gross unrealized depreciation is $164,246,271, resulting in net unrealized depreciation on long- and short-term investments of $86,615,460.

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the year ended March 31, 2001, have been identified and appropriately reclassified. For the year ended March 31, 2001, a permanent difference related to net operating loss

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001

totaling $25,139,881 has been reclassified from accumulated net investment loss to capital.

G. EXPENSE REDUCTIONS During the year ended March 31, 2001, the Fund's custody fee was reduced by $92,823 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................      0.75%
Next $500 million...........................................      0.70%
Over $1 billion.............................................      0.65%

    For the year ended March 31, 2001, the Fund recognized expenses of approximately $82,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended March 31, 2001, the Fund recognized expenses of approximately $186,700 representing Van Kampen's cost of providing accounting and legal services to the Fund, which are reported as part of other and legal expenses, respectively, in the statement of operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2001, the Fund recognized expenses of approximately $3,243,000. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001

trustees. Investments in such funds of approximately $67,600 are included in "Other Assets" on the Statement of Assets and Liabilities at March 31, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At March 31, 2001, capital aggregated $1,027,794,838, $845,752,181, $236,402,018 and $175,061,032 for Classes A, B, C and D, respectively. For the year ended March 31, 2001, transactions were as follows:

                                                           SHARES           VALUE
Sales:
  Class A..............................................   33,323,056    $  917,717,721
  Class B..............................................   17,546,577       462,285,390
  Class C..............................................    5,741,667       153,968,192
  Class D..............................................    6,692,917       198,454,171
                                                         -----------    --------------
Total Sales............................................   63,304,217    $1,732,425,474
                                                         ===========    ==============
Dividend Reinvestment:
  Class A..............................................    6,231,609    $  135,975,427
  Class B..............................................    6,319,830       131,642,068
  Class C..............................................    1,418,215        29,640,682
  Class D..............................................      921,527        20,116,940
                                                         -----------    --------------
Total Dividend Reinvestment............................   14,891,181    $  317,375,117
                                                         ===========    ==============
Repurchases:
  Class A..............................................  (22,427,163)   $ (638,169,520)
  Class B..............................................   (7,267,455)     (173,379,982)
  Class C..............................................   (2,595,176)      (60,557,851)
  Class D..............................................   (1,969,173)      (42,162,718)
                                                         -----------    --------------
Total Repurchases......................................  (34,258,967)   $ (914,270,071)
                                                         ===========    ==============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001

    At March 31, 2000, capital aggregated $624,037,002, $434,920,028 and
$115,662,400 for Classes A, B and C, respectively. For the year ended March 31, 2000, transactions were as follows:

                                                           SHARES           VALUE
Sales:
  Class A..............................................   28,901,927    $  792,938,804
  Class B..............................................   15,130,699       372,428,551
  Class C..............................................    4,427,215       112,727,539
                                                         -----------    --------------
Total Sales............................................   48,459,841    $1,278,094,894
                                                         ===========    ==============
Dividend Reinvestment:
  Class A..............................................    1,492,984    $   39,967,184
  Class B..............................................    1,455,968        37,811,488
  Class C..............................................      252,919         6,583,481
                                                         -----------    --------------
Total Dividend Reinvestment............................    3,201,871    $   84,362,153
                                                         ===========    ==============
Repurchases:
  Class A..............................................  (12,345,867)   $ (366,411,624)
  Class B..............................................   (4,256,570)     (116,693,001)
  Class C..............................................     (732,790)      (20,824,877)
                                                         -----------    --------------
Total Repurchases......................................  (17,335,227)   $ (503,929,502)
                                                         ===========    ==============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the year ended March 31, 2001 and the year ended March 31, 2000, 511,944 and 0 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the year ended March 31, 2001 and year ended March 31, 2000, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001

five years of the purchase for Class B Shares and within one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the year ended March 31, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $1,396,300 and CDSC on redeemed shares of approximately $1,369,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $6,331,115,851 and $5,627,917,482, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the year ended March 31, 2001, are payments retained by Van Kampen of approximately $8,273,200.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Aggressive Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Aggressive Growth Fund (the "Fund"), as of March 31, 2001, and the related statement of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Fund for the year ended March 31, 2000 and the financial highlights for each of the five years in the period then ended were audited by other auditors whose report dated May 5, 2000 expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with the custodian and brokers or other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2001 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at March 31, 2001, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

[SIG]

Chicago, Illinois
May 7, 2001

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf (TDD)
  users, call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN AGGRESSIVE GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal tax purposes, the following information is furnished with respect to the distributions paid by the Fund during it's taxable year ended March 31, 2001. The Fund designated $247,228,915 as a long-term capital gain distribution for fiscal year 2001. Shareholders were sent a 2000 Form 1099-Div in January 2001 representing their proportionate share of the capital gain distribution to be reported on their income tax returns.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

    Copyright (C) 2001 Van Kampen Funds Inc. All rights reserved.

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4
            GROWTH OF A $10,000 INVESTMENT       5

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       6
                       TOP FIVE INDUSTRIES       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      16
             NOTES TO FINANCIAL STATEMENTS      22
            REPORT OF INDEPENDENT AUDITORS      27

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS      28
     FUND OFFICERS AND IMPORTANT ADDRESSES      29

With change, comes opportunity. Portfolio managers who seize today's opportunities will most likely perform well.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 20, 2001

Dear Shareholder,

Remember last year? The economic picture has changed dramatically in just a few months. Now with lower interest rates on the horizon and a possible recession, we are seeing an investment climate that is very different from the one to which we've grown accustomed. With change, however, comes opportunity. Portfolio managers who seize today's investment opportunities will most likely perform well, while those who prefer to recall the good-old days will find the current market environment challenging.

To help you put your fund's recent performance into perspective, this report explains how your fund's portfolio managers invested your money during this challenging time. In the following pages, you will find an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, Van Kampen has managed money long enough to understand market slowdowns are inevitable. But, to help protect yourself against future downturns, consider these time-tested investing principles as you seek to craft a successful investment strategy:

- DIVERSIFY--Owning a well-diversified portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk during sudden market drops. Diversification may improve your long-term portfolio performance and let you sleep better at night.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy that takes into account factors such as your age, family status, and goals. Though no portfolio is immune to volatility, your advisor can work with you to ensure that your portfolio appropriately addresses your long-term financial goals.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your money while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY PEAKED IN MARCH 2000 AND THEN BEGAN A SURPRISINGLY SWIFT DESCENT THROUGH THE END OF MARCH 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.0 PERCENT ON AN ANNUALIZED BASIS FOR THE FOURTH QUARTER OF 2000--A STARK CONTRAST TO THE SECOND-QUARTER HIGH OF 5.6 PERCENT. THIS ECONOMIC DOWNTURN STOKED RECESSION FEARS AS BUSINESS AND CONSUMER DEMAND CONTINUED TO COOL, SPENDING ON EXPORTS WANED AND MANUFACTURING ACTIVITY SLOWED.

CONSUMER SPENDING AND EMPLOYMENT
CORPORATE LAYOFFS, RISING ENERGY COSTS, A WEAKENING STOCK MARKET AND SLOWING ECONOMY CONTINUED TO EXERT PRESSURE ON CONSUMERS' POCKETBOOKS. CONSUMER CONFIDENCE AND SPENDING, WHICH HAD BEEN DECLINING SINCE LATE 2000, REMAINED LOW--BUT REMARKABLY STRONG--THROUGH THE FIRST QUARTER OF 2001. AGAINST THIS ECONOMIC BACKDROP, POLITICIANS, FINANCIAL ANALYSTS AND MAINSTREAM MEDIA WARNED OF A POSSIBLE RECESSION.

ADDING TO THESE GENERAL CONCERNS, THE JOBLESS RATE FOR MARCH CLIMBED TO ITS HIGHEST LEVEL IN ALMOST TWO YEARS--BUT, AT 4.3 PERCENT, UNEMPLOYMENT REMAINED AT HISTORICALLY LOW LEVELS.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.9 PERCENT IN THE 12 MONTHS ENDED MARCH 31. WITH INFLATION PRESSURES BUILDING AND ECONOMIC GROWTH SLOWING RAPIDLY, ALL EYES WERE ON THE FEDERAL RESERVE AS IT FOLLOWED ITS SURPRISE INTEREST-RATE CUT OF 0.50 PERCENT ON JANUARY 3, 2001, WITH TWO HIGHLY ANTICIPATED CUTS OF 0.50 PERCENT EACH, FIRST ON JANUARY 31, AND THEN AGAIN ON MARCH 20, 2001.

THE FED, WHICH HIKED INTEREST RATES THREE TIMES DURING THE FIRST HALF OF 2000, STATED ITS DRAMATIC POLICY REVERSAL AT THE START OF 2001 WAS IN RESPONSE TO RISING ENERGY COSTS AND ERODING CONSUMER AND BUSINESS CONFIDENCE. INDUSTRY ANALYSTS AND INVESTORS CAUTIOUSLY WELCOMED THE FED'S ACTIONS, BUT MANY DECIDED ADDITIONAL RATE CUTS WERE STILL IN ORDER TO WARD OFF A RECESSION AND RETURN GDP TO A HEALTHY AND SUSTAINABLE RATE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(December 31, 1998--December 31, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 1999--March 31, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                    INFLATION RATES
                                                                       --------------                    ---------------
Mar 99                                                                      4.75                               1.80
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2001)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Since inception total return based
on NAV(1)                               -26.00%    -26.20%    -26.20%
-------------------------------------------------------------------------
Since inception total return(2)         -30.25%    -29.89%    -26.94%
-------------------------------------------------------------------------
Commencement date                      11/27/00   11/27/00   11/27/00
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and C Shares and Rule 12b-1 fees. On purchase of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fee for Class A Shares is up to .25% and for Class B and Class C Shares is 1%.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

GROWTH OF A $10,000 INVESTMENT

(November 27, 2000--March 31, 2001)

 [INVESTMENT PERFORMANCE GRAPH]

                                                              RUSSELL 2000(R) Growth Index
                                                              measures the performance of
                                                          small-capitalization growth stocks.+        Small Cap Growth Fund*
                                                          ------------------------------------        ----------------------
11/27/00                                                                10000.00                             9425.07
12/00                                                                    9635.46                            10169.60
1/01                                                                    10415.40                             9029.22
2/01                                                                     8987.70                             7615.46
3/01                                                                     8170.55                             6974.55


This chart compares your fund's performance to that of the Russell 2000(R) Growth Index over time.

This index is an unmanaged broad-based, statistical composite and its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and an annual 12b-1 fee of up to 0.25 percent. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
* Confluence Technologies, Inc.
(+) Bloomberg

               PORTFOLIO AT A GLANCE


TOP TEN HOLDINGS*

(as a percentage of long-term investments--March 31, 2001)


1.   ALLIANT TECHSYSTEMS         2.5%
     Develops aerospace, munitions and
     defense systems for the United States
     and allied governments.

2.   SKECHERS                    2.5%
     Designs and markets casual footwear
     for young people.

3.   KEY ENERGY SERVICES         2.5%
     Owns and services onshore oil-
     drilling rigs in North and South
     America.

4.   UTI ENERGY                  2.4%
     Provides onshore drilling services to
     oil and gas companies, primarily in
     North America.

5.   INTERNATIONAL GAME
     TECHNOLOGY                  2.3%
     Manufactures slot machines and video
     gaming machines for clients
     worldwide.

6.   METRO ONE
     TELECOMMUNICATIONS          2.3%
     Provides directory assistance
     services for mobile phone operators
     in the United States.

7.   APRIA HEALTHCARE            2.2%
     Provides home healthcare services
     throughout the United States.

8.   STOLT OFFSHORE              2.1%
     Offers construction and maintenance
     services to offshore oil-drilling
     rigs worldwide.

9.   LANDAMERICA FINANCIAL
     GROUP                       2.0%
     Issues title insurance policies and
     provides other services for real
     estate transactions.

10.  BJ SERVICES                 1.8%
     Provides a variety of oil-field
     services to the petroleum industry.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments--March 31, 2001)

[BAR GRAPH]

                                                                            MARCH 31, 2001
                                                                            --------------
Oil & Gas Equipment & Services                                                   13.70
Banks                                                                             6.80
Apparel Retail                                                                    5.60
Application Software                                                              5.30
Oil & Gas Drilling                                                                5.00

*Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN SMALL CAP GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE PERIOD SINCE INCEPTION (NOVEMBER 27,
2000) THROUGH MARCH 31, 2001. THE TEAM IS CO-LED BY SENIOR PORTFOLIO MANAGERS GARY LEWIS AND DAVID WALKER WHO HAVE MANAGED THE FUND SINCE ITS INCEPTION. LEWIS HAS 21 YEARS OF EXPERIENCE IN THE INVESTMENT INDUSTRY, AND WALKER HAS 10 YEARS OF EXPERIENCE. THEY ARE JOINED BY SENIOR PORTFOLIO MANAGERS DUDLEY BRICKHOUSE AND JANET LUBY AND PORTFOLIO MANAGER MATTHEW HART. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

[PHOTO]            [PHOTO]           [PHOTO]           [PHOTO]           [PHOTO]

Q   HOW WOULD YOU DESCRIBE THE
    MARKET CONDITIONS SINCE THE FUND LAUNCHED, AND HOW DID THE FUND PERFORM IN THESE CONDITIONS?

A   The fund launched in a turbulent
stock market characterized by rapid sector rotation and unprecedented volatility. The interest-rate increases from earlier in 2000 slowed the economy, and the markets did not react well. A drawn-out presidential election added to the turmoil, and unfortunately, the market did not regain steam once the results became final. By December, a feeling that "somebody turned out the lights" on the stock market permeated investor sentiment.

    In an effort to stimulate the economy, the Federal Reserve Board made a surprise interest-rate cut early in January. At the time, we were not surprised that the Fed lowered interest rates but were surprised at the timing of the decrease. The fund was not positioned advantageously for the market's subsequent rally. The market was rewarding companies with low P/E ratios and low growth rates, although some of these companies may have had poor fundamentals. Rather than favoring the high-quality companies, investors seemed to be "playing rates," preferring those companies that might benefit most from interest-rate declines--despite any weakness in the companies' underlying fundamentals. In contrast, our investment strategy seeks companies with rising earnings expectations and rising valuations.

    Also, investors were more interested in value stocks than growth stocks during the reporting period. In times of economic uncertainty, investors have historically rotated toward moderate growth and value-oriented names and away from high-growth names.

    These factors hurt performance. The fund declined 26.00 percent for the period since inception (November 27, 2000) through March 31, 2001 (Class A shares at net asset value, including a 12b-1 fee of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower). Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. Please refer to the chart and footnotes on page 4 for additional fund performance results.

    By comparison, the fund's benchmark, the Russell 2000(R) Growth Index, fell
18.29 percent for the same period. The Russell 2000(R) Growth Index measures the performance of small-capitalization growth stocks. This index is a statistical composite that does not include sales charges or fees that would be paid by an investor purchasing the securities the index represents. Such costs would lower performance. It is not possible to invest directly in an index.

Q   HOW DID YOU MANAGE RISK IN
    SUCH A VOLATILE ENVIRONMENT?

A   First, we diversified the portfolio
across many sectors. Investors seemed to rotate almost daily between the technology, retail, health care and energy sectors. Rather than trying to pick the next hot sector, we focused on finding companies that we believed to have longer-term performance potential.

    Second, we kept a close eye on valuations. Stocks with higher valuations had to be scrutinized with particular care. In this market environment, investors swiftly and severely punished any stock that looked like it could falter. Therefore, we needed to have conviction that a stock with rising valuations also had what we considered to be upside potential. If a stock didn't pass our rigorous criteria, it became a sell candidate. While some money managers increase their funds' cash weighting in order to offset some of the equity risk, we try keep the fund fully invested. We believe that if shareholders are investing in a small-cap stock fund, they want small-cap stock investments, not cash.

Q   WERE THERE ANY BRIGHT
    SPOTS IN THE FUND?

A   Despite a negative total return for
the period, the fund held many positive contributors. The good-performing names highlight the diversity we found in the small-cap area. The top contributor to performance was International Game Technology (IGT). IGT is a designer and manufacturer of computerized gaming systems such as slot machines and video poker. The company has benefited from a rapid buildout in casinos, not only in Las Vegas, but also across the United States. The fund's position in Shuffle Master, another gaming company, also performed well in light of this trend.

    The fund's other top-performing stocks came from a variety of sectors, which reflects why we believe diversification is important in a volatile environment. In energy, bright spots included land drillers UTI Energy, BJ Services, Patterson Energy and power plant builder Shaw Group. Increased demand for natural gas and power boosted these stocks during the period. The fund also had good performance from technology company Triquint Semiconductor and mortgage lending company Doral Financial.

    Keep in mind that not all stocks in the fund performed well, nor is there any guarantee that these stocks will perform as well or will be held by the fund in the future. For additional fund highlights, please refer to page 6.

Q   WHAT STOCKS DETRACTED
    FROM PERFORMANCE?

A   The fund's worst performing stock
was semiconductor manufacturer Aeroflex, which was hurt when the company preannounced a disappointing quarter. Another detractor was pharmaceutical sales contractor Professional Detailing. It lost a contract at one of its major customers, which crippled earnings. Data-storage company Advanced Digital Information also suffered from poor earnings. All three holdings were sold from the fund.

Q   WHAT IS YOUR NEAR-TERM OUTLOOK?

A   We are cautiously optimistic. Going
forward, we feel confident that we can find opportunities. We believe the small-cap universe is a rich source of opportunity because small-cap stocks may require less stimulus to grow than large-cap stocks.

    Also, we are looking forward to the second half of 2001. Valuations have declined markedly. Although we do not know where the market's bottom is, we believe fighting the Fed does not pay. The rate reductions thus far will not transform the economy overnight. Instead, we expect that the rate decline could ripple across the economy during the next several months. Think of the economy as a giant oil tanker. You can spin the wheel--or change interest rates--but it will take some time for the boat to turn. Once it gets moving, though, the tanker may cover plenty of ground. Coming out of a recession, stocks historically have tended to outperform before the economy turns. For these reasons, we are hopeful that stocks will perform better in the second half of the year than they have performed thus far in 2001.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

EARNINGS ESTIMATE: A forecast for a company's net income during a given period. An earnings estimate can come from the company's management as well as from independent analysts.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

PRICE-TO-EARNINGS (P/E) RATIO: The "multiple" of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock's current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock's price.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  97.5%
AEROSPACE & DEFENSE  2.9%
Alliant Techsystems, Inc. (a)...............................   25,000   $ 2,213,750
BE Aerospace, Inc. (a)......................................   20,000       367,500
                                                                        -----------
                                                                          2,581,250
                                                                        -----------
AIRLINES  0.6%
Atlantic Coast Airlines Holdings (a)........................   25,000       525,000
                                                                        -----------
APPAREL & ACCESSORIES  2.9%
Coach, Inc. (a).............................................   35,000     1,011,850
Genesco, Inc. (a)...........................................   40,000     1,096,000
Phillips-Van Heusen Corp. ..................................   30,000       452,400
                                                                        -----------
                                                                          2,560,250
                                                                        -----------
APPAREL RETAIL  5.4%
American Eagle Outfitters, Inc. (a).........................   15,000       431,250
Christopher & Banks Corp. (a)...............................   37,500     1,129,687
Gymboree Corp. (a)..........................................   25,000       250,000
HOT Topic, Inc. (a).........................................   15,000       420,000
Pacific Sunwear of California (a)...........................    7,500       206,250
Talbots, Inc. ..............................................   20,000       849,600
Wet Seal, Inc. (a)..........................................   60,000     1,537,500
                                                                        -----------
                                                                          4,824,287
                                                                        -----------
APPLICATION SOFTWARE  5.1%
Barra, Inc. (a).............................................   22,500     1,215,000
eFunds Corp. (a)............................................   55,000     1,058,750
HNC Software, Inc. (a)......................................   30,000       526,875
Nvidia Corp. (a)............................................   20,000     1,298,437
THQ, Inc. (a)...............................................   12,500       475,000
                                                                        -----------
                                                                          4,574,062
                                                                        -----------
BANKS  6.7%
Dime Bancorp, Inc. .........................................   30,000       982,500
Doral Financial Corp. ......................................   50,000     1,500,000
Flagstar Bancorp, Inc. .....................................   30,000       750,000
Investors Financial Services Corp. .........................   10,000       586,250

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
BANKS (CONTINUED)
New York Community Bancorp, Inc. ...........................   22,500   $   652,500
UCBH Holdings, Inc. ........................................   30,000     1,460,625
                                                                        -----------
                                                                          5,931,875
                                                                        -----------
BIOTECHNOLOGY  0.5%
IDEC Pharmaceuticals Corp. (a)..............................   10,000       400,000
                                                                        -----------

CASINO & GAMING  3.7%
Argosy Gaming Co. (a).......................................   25,000       652,500
International Game Technology (a)...........................   40,000     2,014,000
Shuffle Master, Inc. (a)....................................   25,000       629,687
                                                                        -----------
                                                                          3,296,187
                                                                        -----------
CONSUMER FINANCE  1.2%
Fidelity National Financial, Inc. ..........................   40,000     1,070,800
                                                                        -----------

DATA PROCESSING SERVICES  0.6%
BISYS Group, Inc. (a).......................................   10,000       534,375
                                                                        -----------

DISTILLERS & VINTNERS  0.6%
Constellation Brands, Inc. (a)..............................    7,500       538,125
                                                                        -----------

DIVERSIFIED COMMERCIAL SERVICES  0.6%
Apollo Group, Inc. (a)......................................   15,000       492,187
                                                                        -----------

DIVERSIFIED FINANCIAL SERVICES  0.6%
USA Education, Inc. ........................................    7,500       544,875
                                                                        -----------

EMPLOYMENT SERVICES  0.7%
TRC Cos., Inc. (a)..........................................   22,500       663,750
                                                                        -----------

FINANCIAL SERVICES  1.0%
IndyMac Bancorp, Inc. (a)...................................   30,000       862,200
                                                                        -----------

FOOTWEAR  4.8%
Skechers U.S.A., Inc. (a)...................................   90,000     2,160,000
Timberland Co. (a)..........................................   10,000       508,000
Vans, Inc. (a)..............................................   70,000     1,579,375
                                                                        -----------
                                                                          4,247,375
                                                                        -----------
GAS UTILITIES  0.5%
Corinthian Colleges, Inc. (a)...............................   10,000       402,500
                                                                        -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
HEALTH CARE DISTRIBUTORS & SERVICES  4.5%
Apria Healthcare Group, Inc. (a)............................   80,000   $ 1,934,400
DaVita, Inc. (a)............................................   75,000     1,273,500
Pharmaceutical Product Development, Inc. (a)................   20,000       842,500
                                                                        -----------
                                                                          4,050,400
                                                                        -----------
HEALTH CARE SUPPLIES  1.3%
Cooper Cos, Inc. ...........................................   25,000     1,183,750
                                                                        -----------

HOMEBUILDING  4.2%
KB Home.....................................................   20,000       652,800
Pulte Corp. ................................................   25,000     1,010,250
Ryland Group, Inc. .........................................   10,000       415,000
Standard Pacific Corp. .....................................   35,000       738,500
Toll Brothers, Inc. (a).....................................   25,000       962,500
                                                                        -----------
                                                                          3,779,050
                                                                        -----------
INTERNET SOFTWARE & SERVICES  0.7%
Catapult Communications Corp. (a)...........................   25,000       637,500
                                                                        -----------

IT CONSULTING & SERVICES  1.4%
Career Education Corp. (a)..................................   25,000     1,256,250
                                                                        -----------

LEISURE PRODUCTS  2.7%
Activision, Inc. (a)........................................   20,000       486,250
Callaway Golf Co............................................   62,500     1,388,125
SCP Pool Corp. (a)..........................................   15,000       487,500
                                                                        -----------
                                                                          2,361,875
                                                                        -----------
MANAGED HEALTH CARE  0.7%
Rightchoice Managed Care, Inc. (a)..........................   17,500       594,125
                                                                        -----------

MEAT, POULTRY & FISH  0.9%
Smithfield Foods, Inc. (a)..................................   25,000       812,500
                                                                        -----------

OIL & GAS DRILLING  4.8%
Helmerich & Payne, Inc. ....................................   17,500       810,250
Marine Drilling Co., Inc. (a)...............................   25,000       666,250
Nabors Industries, Inc. (a).................................   10,000       518,400
Patterson Energy, Inc. (a)..................................   15,000       474,375
Stolt Offshore SA-ADR (United Kingdom) (a)..................  125,000     1,843,750
                                                                        -----------
                                                                          4,313,025
                                                                        -----------
OIL & GAS EQUIPMENT & SERVICES  13.3%
BJ Services Co. (a).........................................   22,500     1,602,000
CAL Dive International, Inc. (a)............................   45,000     1,141,875

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
OIL & GAS EQUIPMENT & SERVICES (CONTINUED)
Key Energy Services, Inc. (a)...............................  200,000   $ 2,140,000
Lone Star Technologies, Inc. (a)............................   10,000       427,500
National-Oilwell, Inc. (a)..................................   15,000       519,450
Osca, Inc. (a)..............................................   70,000     1,369,375
UTI Energy Corp. (a)........................................   70,000     2,117,500
Varco International, Inc. (a)...............................   50,000     1,032,500
Veritas DGC, Inc. (a).......................................   20,000       639,000
Weatherford International, Inc. (a).........................   17,500       863,625
                                                                        -----------
                                                                         11,852,825
                                                                        -----------
OIL & GAS EXPLORATION & PRODUCTION  2.9%
Grey Wolf, Inc. (a).........................................  200,000     1,300,000
Precision Drilling Corp.-ADR (Canada) (a)...................   35,000     1,248,450
                                                                        -----------
                                                                          2,548,450
                                                                        -----------
PHARMACEUTICALS  3.3%
AdvancePCS (a)..............................................   12,500       678,320
Cima Labs, Inc. (a).........................................   15,000       931,875
Taro Pharmaceuticals Industries-ADR (Israel) (a)............   30,000     1,314,375
                                                                        -----------
                                                                          2,924,570
                                                                        -----------
PROPERTY & CASUALTY INSURANCE  4.2%
First American Corp. .......................................   40,000     1,040,000
LandAmerica Financial Group, Inc. ..........................   50,000     1,779,000
W.R. Berkley Corp. .........................................   20,000       901,250
                                                                        -----------
                                                                          3,720,250
                                                                        -----------
REINSURANCE  0.9%
Everest Re Group Ltd.-ADR (Bermuda).........................   12,500       831,500
                                                                        -----------

RESTAURANTS  1.8%
Jack in the Box, Inc. (a)...................................   20,000       599,000
Panera Bread Co. (a)........................................   20,000       535,000
RARE Hospitality International, Inc. (a)....................   17,500       435,313
                                                                        -----------
                                                                          1,569,313
                                                                        -----------
SEMICONDUCTOR EQUIPMENT  3.3%
Lam Research Corp. (a)......................................   60,000     1,425,000
Ultratech Stepper, Inc. (a).................................   62,500     1,539,063
                                                                        -----------
                                                                          2,964,063
                                                                        -----------
SEMICONDUCTORS  2.2%
National Semiconductor Corp. (a)............................   15,000       404,987
Rudolph Technologies, Inc. (a)..............................   45,000     1,560,938
                                                                        -----------
                                                                          1,965,925
                                                                        -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
SPECIALTY CHEMICALS  1.5%
Cabot Corp. ................................................   25,000   $   787,500
Tetra Technologies, Inc. (a)................................   25,000       506,250
                                                                        -----------
                                                                          1,293,750
                                                                        -----------
STEEL  1.0%
Shaw Group, Inc. (a)........................................   20,000       934,200
                                                                        -----------

SYSTEMS SOFTWARE  0.9%
Mentor Graphics Corp. (a)...................................   40,000       825,000
                                                                        -----------

TELECOMMUNICATIONS EQUIPMENT  2.2%
Metro One Telecommunications, Inc. (a)......................   60,000     1,965,000
                                                                        -----------

TOBACCO  0.4%
DIMON, Inc. ................................................   50,000       385,000
                                                                        -----------

TOTAL LONG-TERM INVESTMENTS  97.5%
  (Cost $87,957,211).................................................    86,817,419

REPURCHASE AGREEMENT  3.0%
Goldman Sachs ($2,649,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 03/30/01, to be sold on
  04/02/01 at $2,649,771) (Cost $2,649,000)..........................     2,649,000
                                                                        -----------

TOTAL INVESTMENTS  100.5%
  (Cost $90,606,211).................................................    89,466,419

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.5%)........................      (407,441)
                                                                        -----------

NET ASSETS  100.0%...................................................   $89,058,978
                                                                        ===========

(a) Non-income producing security as this stock currently does not declare dividends.

ADR -- American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2001

ASSETS:
Total Investments (Cost $90,606,211)........................  $ 89,466,419
Cash........................................................       167,791
Receivables:
  Investments Sold..........................................     3,066,895
  Fund Shares Sold..........................................       494,513
  Dividends.................................................         7,950
  Interest..................................................           771
Other.......................................................        21,403
                                                              ------------
    Total Assets............................................    93,225,742
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     3,571,852
  Fund Shares Repurchased...................................       411,746
  Distributor and Affiliates................................        58,621
Accrued Expenses............................................       118,942
Trustees' Deferred Compensation and Retirement Plans........         5,603
                                                              ------------
    Total Liabilities.......................................     4,166,764
                                                              ------------
NET ASSETS..................................................  $ 89,058,978
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $121,941,901
Accumulated Net Investment Loss.............................        (4,254)
Net Unrealized Depreciation.................................    (1,139,792)
Accumulated Net Realized Loss...............................   (31,738,877)
                                                              ------------
NET ASSETS..................................................  $ 89,058,978
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $42,953,289 and 5,805,972 shares of
    beneficial interest issued and outstanding).............  $       7.40
    Maximum sales charge (5.75%* of offering price).........           .45
                                                              ------------
    Maximum offering price to public........................  $       7.85
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $28,277,621 and 3,831,306 shares of
    beneficial interest issued and outstanding).............  $       7.38
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $17,828,068 and 2,417,030 shares of
    beneficial interest issued and outstanding).............  $       7.38
                                                              ============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Period November 27, 2000 (Commencement of Investment Operations) to March 31, 2001

INVESTMENT INCOME:
Interest....................................................  $    109,955
Dividends...................................................        53,814
                                                              ------------
    Total Income............................................       163,769
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................       254,583
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $42,860, $92,320 and $55,724,
  respectively).............................................       190,904
Shareholder Services........................................        76,680
Custody.....................................................        59,243
Shareholder Reports.........................................        53,450
Legal.......................................................         7,885
Trustees' Fees and Related Expenses.........................         7,195
Other.......................................................        85,015
                                                              ------------
    Total Expenses..........................................       734,955
    Investment Advisory Fee Reduction.......................        94,866
    Less Credits Earned on Cash Balances....................        20,453
                                                              ------------
    Net Expenses............................................       619,636
                                                              ------------
NET INVESTMENT LOSS.........................................  $   (455,867)
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(31,738,877)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................           -0-
  End of the Period.........................................    (1,139,792)
                                                              ------------
Net Unrealized Depreciation During the Period...............    (1,139,792)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(32,878,669)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(33,334,536)
                                                              ============

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Period November 27, 2000 (Commencement of Investment Operations) through March 31, 2001

FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss........................................          $   (455,867)
Net Realized Loss..........................................           (31,738,877)
Net Unrealized Depreciation During the Period..............            (1,139,792)
                                                                     ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES........           (33,334,536)
                                                                     ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..................................           141,148,698
Cost of Shares Repurchased.................................           (19,755,184)
                                                                     ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.........           121,393,514
                                                                     ------------
TOTAL INCREASE IN NET ASSETS...............................            88,058,978
NET ASSETS:
Beginning of the Period....................................             1,000,000
                                                                     ------------
End of the Period (Including accumulated net investment
  loss of $4,254)..........................................          $ 89,058,978
                                                                     ============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                             NOVEMBER 27, 2000
                                                               (COMMENCEMENT
                                                               OF INVESTMENT
                                                              OPERATIONS) TO
CLASS A SHARES                                                   MARCH 31,
                                                                   2001
                                                             -----------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................      $ 10.00
                                                                  -------
  Net Investment Loss.......................................         (.04)
  Net Realized and Unrealized Loss..........................        (2.56)
                                                                  -------
Total from Investment Operations............................        (2.60)
                                                                  -------
NET ASSET VALUE, END OF THE PERIOD..........................      $  7.40
                                                                  =======
Total Return* (a)...........................................      -26.00%**
Net Assets at End of the Period (In millions)...............      $  43.0
Ratio of Expenses to Average Net Assets*....................        1.66%
Ratio of Net Investment Loss to Average Net Assets*.........       (1.06%)
Portfolio Turnover..........................................         132%**
 *If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (b).................        1.96%
Ratio of Net Investment Loss to Average Net Assets..........       (1.36%)

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total return would be lower. This return includes Rule 12b-1 fees of up to .25%.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .06% for the period ended March 31, 2001.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                             NOVEMBER 27, 2000
                                                               (COMMENCEMENT
                                                               OF INVESTMENT
                                                              OPERATIONS) TO
CLASS B SHARES                                                   MARCH 31,
                                                                   2001
                                                             -----------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................      $ 10.00
                                                                  -------
  Net Investment Loss.......................................         (.04)
  Net Realized and Unrealized Loss..........................        (2.58)
                                                                  -------
Total from Investment Operations............................        (2.62)
                                                                  -------
NET ASSET VALUE, END OF THE PERIOD..........................      $  7.38
                                                                  =======
Total Return* (a)...........................................      -26.20%**
Net Assets at End of the Period (In millions)* (b)..........      $  28.3
Ratio of Expenses to Average Net Assets.....................        2.41%
Ratio of Net Investment Loss to Average Net Assets*.........       (1.85%)
Portfolio Turnover..........................................         132%**
 *If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (b).................        2.71%
Ratio of Net Investment Loss to Average Net Assets..........       (2.15%)

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total return would be lower. This return includes Rule 12b-1 fees of 1%.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .06% for the period ended March 31, 2001.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                             NOVEMBER 27, 2000
                                                               (COMMENCEMENT
                                                               OF INVESTMENT
                                                              OPERATIONS) TO
CLASS C SHARES                                                   MARCH 31,
                                                                   2001
                                                             -----------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................      $ 10.00
                                                                  -------
  Net Investment Loss.......................................         (.04)
  Net Realized and Unrealized Loss..........................        (2.58)
                                                                  -------
Total from Investment Operations............................        (2.62)
                                                                  -------
NET ASSET VALUE, END OF THE PERIOD..........................      $  7.38
                                                                  =======
Total Return* (a)...........................................      -26.20%**
Net Assets at End of the Period (In millions)...............      $  17.8
Ratio of Expenses to Average Net Assets* (b)................        2.41%
Ratio of Net Investment Loss to Average Net Assets*.........       (1.85%)
Portfolio Turnover..........................................         132%**
 *If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (b).................        2.71%
Ratio of Net Investment Loss to Average Net Assets..........       (2.15%)

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. This return includes Rule 12b-1 fees of 1%.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .06% for the period ended March 31, 2001.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Small Cap Growth Fund (the "Fund") is organized as a series of the Van Kampen Equity Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital appreciation. The Fund invests primarily in common stocks and other equity securities of small companies that the Fund's investment advisor believes have above-average potential for capital appreciation. The Fund commenced investment operations on November 27, 2000, with three classes of common shares:
Class A, Class B, and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001

maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Accumulated net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October losses which may not be recognized for tax purposes until the first day of the following fiscal year and the deferral of losses related to wash sale transactions.

    At March 31, 2001, for federal income tax purposes, cost of long- and short-term investments is $92,082,461; the aggregate gross unrealized appreciation is $3,511,283 and the aggregate gross unrealized depreciation is $6,127,325, resulting in net unrealized depreciation on long- and short-term investments of $2,616,042.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the period ended March 31, 2001, have been identified and appropriately reclassified. For the period ended March 31, 2001, permanent differences related to net operating loss totaling $324,739 and the recognition of certain expenses that are not deductible for tax purposes totaling $126,874 have been reclassified from accumulated net investment loss to capital.

F. EXPENSE REDUCTIONS During the period ended March 31, 2001, the Fund's custody fee was reduced by $20,453 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................    0.80 of 1%
Next $500 million...........................................    0.75 of 1%
Over $1 billion.............................................    0.70 of 1%

    For the period ended March 31, 2001, the Advisor voluntarily waived $94,866 of its investment advisory fees. This waiver is voluntarily in nature and can be discontinued at the Advisor's discretion.

    For the period ended March 31, 2001, the Fund recognized expenses of approximately $2,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended March 31, 2001, the Fund recognized expenses of approximately $11,800 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund which are reported as part of other and legal expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended March 31, 2001, the Fund recognized expenses of approximately $52,200. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen. The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $1,372 are included in "Other Assets" on the Statements of Assets and Liabilities at March 31, 2001. Appreciation/depreciation and distributions received from

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001

these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At March 31, 2001, capital aggregated $59,981,117, $38,102,936 and $23,857,848 for Classes A, B, and C, respectively. For the period ended March 31, 2001, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class A................................................   7,527,805    $ 74,945,650
  Class B................................................   4,181,630      41,343,121
  Class C................................................   2,515,009      24,859,927
                                                           ----------    ------------
Total Sales..............................................  14,224,444    $141,148,698
                                                           ==========    ============
Repurchases:
  Class A................................................  (1,761,833)   $(15,146,719)
  Class B................................................    (380,324)     (3,396,791)
  Class C................................................    (127,979)     (1,211,674)
                                                           ----------    ------------
Total Repurchases........................................  (2,270,136)   $(19,755,184)
                                                           ==========    ============

    Class B shares and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the period ended March 31, 2001, no Class B shares converted to Class A shares. Class C shares do not possess a conversion feature. Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge
(CDSC). The CDSC for Class B and C shares will be imposed on most redemptions made

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001

within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the period ended March 31, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $140,700 and CDSC on redeemed shares of approximately $25,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $252,516,158 and $132,820,070, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the period ended March 31, 2001, are payments retained by Van Kampen of approximately $88,200.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Small Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Small Cap Growth Fund (the "Fund"), as of March 31, 2001, and the related statement of operations, changes in net assets and financial highlights for the period from November 27, 2000 (Commencement of operation) to March 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers or other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2001 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at March 31, 2001, the results of its operations, changes in net assets and financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States.

[SIG]

Chicago, Illinois
May 10, 2001

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf (TDD)
  users, call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN SMALL CAP GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN * - Chairman
SUZANNE H. WOOSLEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

    Copyright (C) 2001 Van Kampen Funds Inc. All rights reserved.